CREDIT | ASSET
                                                             SUISSE | MANAGEMENT


CREDIT SUISSE FUNDS

Prospectus

Common Class

February 28, 2005


      o     CREDIT SUISSE
            NEW YORK MUNICIPAL FUND

      o     CREDIT SUISSE
            FIXED INCOME FUND

      o     CREDIT SUISSE
            GLOBAL FIXED INCOME FUND


Each fund's Common Class shares are closed to new investors, other than (1) investors in employee retirement, stock, bonus, pension or profit sharing plans,
(2) investment advisory clients of Credit Suisse Asset Management, LLC, (3) certain registered investment advisers ("RIAs"), (4) certain broker-dealers and RIAs with clients participating in comprehensive fee programs and (5) employees of CSAM or its affiliates and current and former Directors or Trustees of funds advised by CSAM or its affiliates. Any Common Class shareholder as of the close of business on December 12, 2001 can continue to buy Common Class shares of the funds and open new accounts under the same social security number.


Prospective investors may be required to provide documentation to determine their eligibility to purchase Common Class shares.

As with all mutual funds, the Securities and Exchange Commission has not approved these funds, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS

KEY POINTS ................................................................    4
   Goals and Principal Strategies .........................................    4
   A Word About Risk ......................................................    4
   Investor Profile .......................................................    6

PERFORMANCE SUMMARY .......................................................    7
   Year-by-Year Total Returns .............................................    7
   Average Annual Total Returns ...........................................    8

INVESTOR EXPENSES .........................................................   10
   Fees and Fund Expenses .................................................   10
   Example ................................................................   11


THE FUNDS IN DETAIL .......................................................   12
   The Management Firms ...................................................   12
   Multi-Class Structure ..................................................   12
   Fund Information Key ...................................................   13


NEW YORK MUNICIPAL FUND ...................................................   14

FIXED INCOME FUND .........................................................   17

GLOBAL FIXED INCOME FUND ..................................................   20

MORE ABOUT RISK ...........................................................   24
   Introduction ...........................................................   24
   Types of Investment Risk ...............................................   24
   Certain Investment Practices ...........................................   26

MEET THE MANAGERS .........................................................   29


ABOUT YOUR ACCOUNT ........................................................   31
   Share Valuation ........................................................   31
   Account Statements .....................................................   31
   Distributions ..........................................................   32
   Taxes ..................................................................   32


BUYING SHARES .............................................................   34

SELLING SHARES ............................................................   37

SHAREHOLDER SERVICES ......................................................   40


OTHER POLICIES ............................................................   42

OTHER INFORMATION .........................................................   45
   About the Distributor ..................................................   45


FOR MORE INFORMATION ..............................................   back cover

                                   KEY POINTS

                         GOALS AND PRINCIPAL STRATEGIES


--------------------------------------------------------------------------------------------------------------
FUND/GOAL                     PRINCIPAL STRATEGIES                             PRINCIPAL RISK FACTORS
--------------------------------------------------------------------------------------------------------------
New York                      o   Invests at least 80% of its net              o   Credit risk
Municipal Fund                    assets, plus any borrowings for
To maximize current               investment purposes, in New York             o   Geographic risk
interest income                   municipal securities
exempt from regular                                                            o   Interest-rate risk
federal income tax            o   Normally maintains a weighted-
and New York State                average portfolio maturity of                o   Market risk
and New York City                 between three and 10 years
personal income                                                                o   Non-diversified status
taxes, to the extent          o   Emphasizes investment-grade
consistent with                   securities
prudent investment
and the preservation
of capital
-------------------------------------------------------------------------------------------------------------


Fixed Income Fund             o   Invests at least 80% of its net              o   Credit risk
To generate high                  assets, plus any borrowings for
current income                    investment purposes, in fixed-               o   Foreign securities risk
consistent with                   income securities
reasonable risk and,                                                           o   Interest-rate risk
secondarily, capital          o   Normally maintains a weighted-
appreciation                      average portfolio maturity of 10             o   Market risk
                                  years or less
                                                                               o   Speculative risk
                              o   Favors investment-grade securities,
                                  but may diversify credit quality in
                                  pursuit of its goal
--------------------------------------------------------------------------------------------------------------
Global Fixed                  o   Invests at least 80% of its net              o   Credit risk
Income Fund                       assets, plus any borrowings for
To maximize total                 investment purposes, in fixed-               o   Foreign securities risk
investment return                 income securities of issuers in a
consistent with                   number of countries throught the world,      o   Interest-rate risk
prudent investment                including the U.S.
management,                                                                    o   Market risk
consisting of a               o   Favors investment-grade securities,
combination of                    but may diversify credit quality in          o   Speculative risk
interest income,                  pursuit of its goal
currency gains and
capital appreciation          o   Investment decisions are based on
                                  fundamental market factors,
                                  currency trends and credit quality
--------------------------------------------------------------------------------------------------------------



A WORD ABOUT RISK

      All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

      Principal risk factors for the funds are discussed below. Before you invest, please make sure you understand the risks that apply to your fund. As with any mutual fund, you could lose money over any period of time.

      Investments in the funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CREDIT RISK

All funds

      The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.


FOREIGN SECURITIES RISK


Fixed Income Fund,

Global Fixed Income Fund

      Since these funds invest in foreign securities, they carry additional risks that include:

o Currency risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses. Although a fund may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies, it is not required to do so.

o Information risk Key information about an issuer, security or market may be inaccurate or unavailable.

o Political risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

GEOGRAPHIC RISK

New York Municipal Fund

      A fund that invests primarily in New York municipal securities is more susceptible to economic, political and other developments that may adversely affect issuers of such securities than a more geographically diversified fund. The default or credit-rating downgrade of one of these issuers could affect the market values and marketability of all New York municipal securities, thereby hurting the fund's performance.

INTEREST-RATE RISK

All funds

      Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

MARKET RISK

All funds

      The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

      Bonds and other fixed-income securities generally involve less market risk than stocks. The risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

NON-DIVERSIFIED STATUS

New York Municipal Fund

      The fund is considered a non-diversified investment company under the Investment Company Act of 1940 and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

SPECULATIVE RISK

Fixed Income Fund,

Global Fixed Income Fund

      To the extent that a derivative or practice is not used as a hedge, the funds are directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

INVESTOR PROFILE

      These funds are designed for investors who:


o are seeking total return (Global Fixed Income Fund), investment income (Fixed Income Fund) or tax-exempt income (New York Municipal Fund)


o are looking for higher potential returns than money-market funds and are willing to accept more risk and volatility than money-market funds

o     want to diversify their portfolios with fixed-income funds

      They may NOT be appropriate if you:

o     are investing for maximum return over a long time horizon

o     require stability of your principal

      In addition, the New York Municipal Fund may not be appropriate for IRAs or other tax advantaged plans.

      You should base your investment decision on your own goals, risk preferences and time horizon.

                               PERFORMANCE SUMMARY

The bar chart and the table below provide an indication of the risks of investing in these funds. The bar chart shows you how each fund's performance has varied from year to year for up to 10 years. The table compares each fund's performance (before and after taxes) over time to that of a broad based securities market index and other indexes, if applicable. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                           YEAR-BY-YEAR TOTAL RETURNS


--------------------------------------------------------------------------------------------------------------------------
YEAR ENDED 12/31:                  1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
--------------------------------------------------------------------------------------------------------------------------

NEW YORK MUNICIPAL FUND            9.64%    4.32%    5.88%    5.48%   -0.41%    9.04%    4.73%    8.16%    3.28%    0.65%
  Best quarter: 3.54% (Q4 00)
  Worst quarter: -1.76% (Q2 04)
  Inception date: 4/1/87

--------------------------------------------------------------------------------------------------------------------------

FIXED INCOME FUND                 15.13%    5.15%    8.80%    6.51%   -0.04%    9.40%    5.51%    1.68%    6.57%    5.10%
  Best quarter: 5.81% (Q   2 95)
  Worst quarter: -2.48% (Q2 04)
  Inception date:  8/17/87

--------------------------------------------------------------------------------------------------------------------------

GLOBAL FIXED INCOME FUND          -5.48%   16.01%    9.97%    2.17%    8.42%    0.39%    7.24%   10.22%   14.47%    9.68%
  Best quarter: 7.52% (Q4 04)
  Worst quarter: -3.12% (Q2 04)
  Inception date: 11/1/90


--------------------------------------------------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS



-----------------------------------------------------------------------------------------------
                                  ONE YEAR    FIVE YEARS   TEN YEARS    LIFE OF   INCEPTION
     PERIOD ENDED 12/31/04:         2004      2000-2004    1995-2004     CLASS      DATE
-----------------------------------------------------------------------------------------------
NEW YORK MUNICIPAL FUND
-----------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                 0.65%        5.13%        5.03%      5.36%      4/1/87
-----------------------------------------------------------------------------------------------
RETURN AFTER TAXES
ON DISTRIBUTIONS                   -0.58%        4.74%        4.74%      5.17%
-----------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE
OF FUND SHARES                      0.42%        4.67%        4.72%      5.15%
-----------------------------------------------------------------------------------------------
LEHMAN BROTHERS 5 YEAR
MUNICIPAL BOND INDEX
(REFLECTS NO DEDUCTIONS
FOR FEES, EXPENSES
OR TAXES)(1)                        2.72%        5.98%        5.85%      6.05%
-----------------------------------------------------------------------------------------------
FIXED INCOME FUND
-----------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                 5.10%        5.85%        6.52%      6.95%      8/17/87
-----------------------------------------------------------------------------------------------
RETURN AFTER TAXES
ON DISTRIBUTIONS                    3.76%        3.82%        4.18%      4.46%
-----------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE
OF FUND SHARES                      3.29%        3.73%        4.11%      4.45%
-----------------------------------------------------------------------------------------------
LEHMAN BROTHERS U.S.
AGGREGATE BOND INDEX
(REFLECTS NO DEDUCTIONS
FOR FEES, EXPENSES
OR TAXES)(2)                        4.34%        7.71%        7.72%      8.10%
-----------------------------------------------------------------------------------------------
GLOBAL FIXED INCOME FUND
-----------------------------------------------------------------------------------------------
RETURN BEFORE TAXES                 9.68%        8.89%        8.06%      7.82%      11/1/90
-----------------------------------------------------------------------------------------------
RETURN AFTER TAXES
ON DISTRIBUTIONS                    6.96%        5.79%        4.99%      4.95%
-----------------------------------------------------------------------------------------------
RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE
OF FUND SHARES                      6.26%        5.69%        4.97%      4.93%
-----------------------------------------------------------------------------------------------
LEHMAN BROTHERS GLOBAL
AGGREGATE BOND INDEX(3)             9.27%        8.47%        7.75%      7.98%
-----------------------------------------------------------------------------------------------

(1) The Lehman Brothers 5 Year Municipal Bond Index is an unmanaged index (with no defined investment objective) of municipal bonds with maturities between four and six years, and is calculated by Lehman Brothers Inc. Investors cannot invest directly in an index.

(2) The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers Government/Corporate Bond Index and the Lehman Brothers Mortgage-Backed Securities Index. It includes U.S. Treasury and agency issues, corporate bond issues and mortgage-backed securities rated investment-grade or higher by Moody's Investors Service, the Standard & Poor's Division of The McGraw-Hill Companies, Inc. or Fitch IBCA Inc. Investors cannot invest directly in an index.

(3) The Lehman Brothers Global Aggregate Bond Index is a macro index of global government and corporate bond markets, and is composed of various indices calculated by Lehman Brothers Inc., including the U.S. AggregateTM Bond Index, the Pan-EuropeanTM Aggregate Index, the Global TreasuryTM Index, the Asian-PacificTM Aggregate Index, the EurodollarTM Index and the U.S. Investment Grade 144A Index. Investors cannot invest directly in an index.

                            UNDERSTANDING PERFORMANCE

o Total return tells you how much an investment in a fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

o A cumulative total return is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

o An average annual total return applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

o Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

o After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

                               INVESTOR EXPENSES

                             FEES AND FUND EXPENSES


This table describes the fees and expenses you may pay as a shareholder of each fund. Annual fund operating expenses are amounts for the fiscal year ended October 31, 2004.



------------------------------------------------------------------------------------------
                                                                               GLOBAL
                                                      NEW YORK     FIXED        FIXED
                                                     MUNICIPAL    INCOME       INCOME
                                                        FUND        FUND         FUND
------------------------------------------------------------------------------------------
Shareholder fees
 (paid directly from your investment)
------------------------------------------------------------------------------------------

Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                     NONE        NONE         NONE
------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a
percentage of original purchase price or redemption
proceeds, as applicable)                                NONE        NONE         NONE
------------------------------------------------------------------------------------------
Maximum sales charge (load) on reinvested
distributions (as a percentage of offering price)       NONE        NONE         NONE

------------------------------------------------------------------------------------------
Redemption fees                                         NONE        NONE         NONE
------------------------------------------------------------------------------------------
Exchange fees                                           NONE        NONE         NONE
------------------------------------------------------------------------------------------
Annual fund operating expenses
 (deducted from fund assets)
------------------------------------------------------------------------------------------
Management fee                                          0.40%       0.50%        1.00%
------------------------------------------------------------------------------------------
Distribution and service (12b-1) fee                    NONE        NONE         NONE
------------------------------------------------------------------------------------------


Other expenses                                          0.56%       0.49%        0.65%
------------------------------------------------------------------------------------------
Total annual fund operating expenses*                   0.96%       0.99%        1.65%
------------------------------------------------------------------------------------------


* Estimated fees and expenses for the fiscal year ending October 31, 2005 are shown below. Fee waivers and expense reimbursements or credits are voluntary and may be discontinued at any time.


EXPENSES AFTER                            NEW YORK      FIXED         GLOBAL
WAIVERS AND                               MUNICIPAL     INCOME     FIXED INCOME
REIMBURSEMENTS                              FUND         FUND          FUND

Management fee                              0.04%       0.21%          0.30%

Distribution and service (12b-1) fee        NONE         NONE          NONE

Other expenses                              0.56%       0.49%          0.65%

Net annual fund operating expenses          0.60%       0.70%          0.95%

                                     EXAMPLE

This example may help you compare the cost of investing in these funds with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, each fund returns 5% annually, expense ratios remain as listed in the first table on the opposite page (before fee waivers and expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:



--------------------------------------------------------------------------------
                                           ONE      THREE     FIVE     TEN
                                          YEAR      YEARS    YEARS    YEARS
--------------------------------------------------------------------------------
NEW YORK MUNICIPAL FUND                   $ 98      $306      $531   $1,178
--------------------------------------------------------------------------------
FIXED INCOME FUND                         $101      $315      $547   $1,213
--------------------------------------------------------------------------------
GLOBAL FIXED INCOME FUND                  $168      $520      $897   $1,955
--------------------------------------------------------------------------------

                               THE FUNDS IN DETAIL

THE MANAGEMENT FIRMS

CREDIT SUISSE ASSET MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

o     Investment adviser for the funds

o Responsible for managing each fund's assets according to its goal and strategies and supervising the activities of the sub-investment advisers for the Global Fixed Income Fund

o A member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients


o As of December 31, 2004, Credit Suisse Asset Management companies managed approximately $27.4 billion in the U.S. and $341.7 billion globally

o Credit Suisse Asset Management has offices in 16 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Amsterdam, Budapest, Frankfurt, Luxembourg, Madrid, Milan, Paris, Prague, Sao Paulo, Singapore, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission (SEC)

      For the 2004 fiscal year, the New York Municipal Fund, the Fixed Income Fund and the Global Fixed Income Fund paid CSAM 0.04%, 0.21% and 0.30%, respectively, of their average net assets for advisory services.


      For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.

CREDIT SUISSE ASSET MANAGEMENT LIMITED
Beaufort House
15 St. Botolph Street
London, EC3A 7JJ
United Kingdom

o     Sub-investment adviser for the Global Fixed Income Fund

o Responsible for assisting CSAM in the management of the fund's international assets according to its goal and strategies

o     Also a member of Credit Suisse Asset Management


MULTI-CLASS STRUCTURE


      This Prospectus offers Common class shares of the fund. Common class shares are no load. The funds offer additional classes of shares, as described in separate Prospectuses.

FUND INFORMATION KEY

      Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

GOAL AND STRATEGIES

      The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS


      The principal types of securities and certain types of securities in which the fund invests. Secondary investments are also described in "More About Risk."


RISK FACTORS

      The principal risk factors associated with the fund. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

      The individuals designated by the investment adviser to handle the fund's day-to-day management.

FINANCIAL HIGHLIGHTS


      A table showing the fund's audited financial performance for up to five years. Certain information in the table reflects financial results for a single fund share.


o Total return How much you would have earned or lost on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.

o Portfolio turnover An indication of trading frequency. The funds may sell securities without regard to the length of time they have been held. A high turnover rate may increase a fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in more frequent distributions attributable to long-term and short-term capital-gains, which could raise your income-tax liability.

      The Annual Report includes the auditor's report, along with each fund's financial statements. It is available free upon request through the methods described on the back cover of the Prospectus.

                             NEW YORK MUNICIPAL FUND

GOAL AND STRATEGIES

      The New York Municipal Fund seeks to maximize current interest income exempt from regular federal income tax and New York State and New York City personal income taxes, to the extent consistent with prudent investment and the preservation of capital. To pursue this goal, the fund invests in New York municipal securities.

      New York municipal securities are debt obligations (other than short-term securities) the interest on which is exempt from regular federal income tax and New York State and New York City personal income taxes.

      Under normal market conditions, the fund will:

o invest at least 80% of its net assets, plus any borrowings for investment purposes, in New York municipal securities.

o     maintain a weighted-average maturity of between three and 10 years

      The fund's 80% investment policy may be changed only by the shareholders of the fund. The fund's investment objective may be changed without shareholder approval.

PORTFOLIO INVESTMENTS

      The fund invests at least 65% of assets in New York municipal securities that are rated investment grade. The fund may invest up to 20% of net assets in types of debt securities other than New York municipal securities. To a limited extent, it may also engage in other investment practices.

RISK FACTORS

      This fund's principal risk factors are:

o     credit risk

o     geographic risk

o     interest-rate risk

o     market risk

o     non-diversified status

      You should expect fluctuations in share price, yield and total return, particularly with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the fund.

      The fund's ability to achieve its goal depends upon the ability of the issuers of New York municipal securities to repay their debt. New York State and New York City have at times faced serious economic problems that have adversely affected New York municipal issuers. The fund may be more volatile than a more geographically diverse municipal fund. In the aftermath of the terrorist attack on September 11, 2001, issuers of municipal securities in New York State and New York City have suffered financial difficulties, which could adversely affect the ability of those issuers to make prompt payments of principal and interest on their securities, as well as the credit rating, market value and yield of such securities. The default or credit-rating downgrade of one of these issuers could affect the market values and marketability of all New York municipal securities, thereby hurting the fund's performance. Furthermore, if the fund has difficulty finding attractive New York municipal securities to purchase, the fund may purchase securities that pay interest not exempt from New York taxes.

      The fund's status as a non-diversified fund may compound the risks associated with investing in the fund. Compared to a diversified mutual fund, a non-diversified fund may invest a greater portion of its assets in the securities of fewer issuers. Because the fund is non-diversified, its share price and yield might fluctuate more than they would for a diversified fund.

      "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

PORTFOLIO MANAGEMENT

      Lori A. Cohane and Frank J. Biondo manage the fund. You can find out more about them in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS



The figures below have been audited by the fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the Annual Report.

---------------------------------------------------------------------------------------------------------------------
COMMON CLASS
YEAR ENDED:                                             10/04        10/03        10/02        10/01        10/00
---------------------------------------------------------------------------------------------------------------------
Per share data
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                     $  10.68     $  10.81     $  10.74     $  10.24     $  10.04
---------------------------------------------------------------------------------------------------------------------
Investment operations
Net investment income                                      0.37         0.38         0.38(1)      0.43         0.44
Net gain (loss) on investments
   (both realized and unrealized)                         (0.11)        0.05         0.13         0.50         0.20
---------------------------------------------------------------------------------------------------------------------
   Total from investment operations                        0.26         0.43         0.51         0.93         0.64
---------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
Dividends from net investment income                      (0.37)       (0.38)       (0.38)       (0.43)       (0.44)
Distributions from net realized gains                     (0.08)       (0.18)       (0.06)          --           --
---------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions                      (0.45)       (0.56)       (0.44)       (0.43)       (0.44)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                           $  10.49     $  10.68     $  10.81     $  10.74     $  10.24
=====================================================================================================================
   Total return(2)                                         2.50%        4.05%        4.91%        9.20%        6.54%
---------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                 $ 51,055     $ 63,423     $ 83,434     $113,371     $ 74,948
Ratio of expenses to average net assets(3)                 0.60%        0.60%        0.60%        0.60%        0.62%
Ratio of net investment income to average net assets       3.53%        3.51%        3.58%        4.03%        4.37%
Decrease reflected in above operating expense
 ratios due to waivers                                     0.36%        0.26%        0.25%        0.16%        0.11%
Portfolio turnover rate                                      27%           6%          34%          51%          29%
---------------------------------------------------------------------------------------------------------------------



(1) Per share information is calculated using the average share outstanding method.

(2) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the period shown, total returns would have been lower.


(3) Interest earned on uninvested cash balances may be used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the net expense ratio by .02% for the year ended October 31, 2000. The Common Class shares' net operating expense ratio after reflecting these arrangements was .60% for the year ended October 31, 2000. For the years ended October 31, 2004, 2003, 2002, and 2001, there was no effect on the net operating expense ratio because of transfer agent credits.

                                FIXED INCOME FUND

GOAL AND STRATEGIES

      The Fixed Income Fund seeks to generate high current income consistent with reasonable risk and, secondarily, capital appreciation. To pursue these goals, it invests in fixed-income securities.

      Under normal market conditions:

o at least 65% of the fund's fixed-income securities will be investment grade

o     the fund will maintain a weighted-average maturity of 10 years or less

PORTFOLIO INVESTMENTS

      Under normal market conditions, this fund invests at least 80% of net assets, plus any borrowings for investment purposes, in fixed-income securities such as:

o     corporate bonds, debentures and notes

o     convertible debt securities

o     preferred stocks

o     government securities

o     municipal securities

o     mortgage-backed securities

o     repurchase agreements involving portfolio securities

      The fund may invest:

o without limit in U.S. dollar-denominated, investment-grade foreign securities

o     up to 35% of assets in non-dollar-denominated foreign securities

o up to 35% of assets in fixed-income securities rated below investment grade (junk bonds)

o     up to 35% of assets in emerging markets debt securities


      To a limited extent, the fund may also engage in other investment practices that include the use of options, futures, swaps and other derivative securities. The fund will attempt to take advantage of pricing inefficiencies in these securities. For example, the fund may write (i.e., sell) put and call options. The fund would receive premium income when it writes an option, which will increase the fund's return in the event the option expires unexercised or is closed out at a profit. Upon the exercise of a put or call option written by the fund, the fund may suffer an economic loss equal to the difference between the price at which the fund is required to purchase, in the case of a put, or sell, in the case of a call, the underlying security or instrument and the option exercise price, less the premium received for writing the option. The fund may engage in derivative transactions involving a variety of underlying instruments, including equity and debt securities, securities indexes, futures and swaps (commonly referred to as swaptions).


      The writing of uncovered (or so-called "naked") options and other derivative strategies are speculative and may hurt the fund's performance. The fund may attempt to hedge its investments in order to mitigate risk, but it is not required to do so. The benefits to be derived from the fund's options and derivatives strategy are dependent upon CSAM's ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual fixed income securities, and there can be no assurance that the use of this strategy will be successful. Additional information about the fund's options and derivatives strategy and related risks is included in the Statement of Additional Information (SAI) and under "Certain Investment Practices" below.


      The fund's 80% investment policy may be changed by the fund's Board of Trustees on 60 days' notice to shareholders.

RISK FACTORS

      The fund's principal risk factors are:

o     credit risk



o     foreign securities risk



o     interest rate risk

o     market risk

o     speculative risk

      You should expect fluctuations in share price, yield and total return, particularly with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of fixed-income securities. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the fund.

      Junk bonds are considered speculative with respect to the issuer's continuing ability to meet principal and interest payments. In the event of a payment problem by an issuer of junk bonds, more senior debt (such as bank loans and investment-grade bonds) will likely be paid a greater portion of any payment made by the issuer.

      To the extent that it invests in certain securities, such as mortgage-backed securities, start-up and other small companies and emerging markets debt securities, the fund may be affected by additional risks.

      These risks are defined in "More About Risk." That section also details certain other investment practices the fund may use. Please read "More About Risk" carefully before you invest.

PORTFOLIO MANAGEMENT


      The Credit Suisse Fixed Income Management Team is responsible for the day-to-day management of the fund. The current team members are Michael Buchanan, Kevin D. Barry, Jo Ann Corkran, Suzanne E. Moran, David N. Fisher and Craig Ruch. You can find out more about them in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS



The figures below have been audited by the fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the Annual Report.

-----------------------------------------------------------------------------------------------------------------------
COMMON CLASS
YEAR ENDED:                                               10/04        10/03       10/02(1)       10/01        10/00
-----------------------------------------------------------------------------------------------------------------------
Per share data
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                       $   9.84     $   9.42     $  10.33     $   9.78     $   9.89
=======================================================================================================================
Investment Operations
Net investment income                                        0.32(2)      0.37(2)      0.50         0.64         0.64
Net gain (loss) on investments, futures contracts,
  options written, swap contracts and foreign currency
  related items (both realized and unrealized)               0.25         0.49        (0.91)        0.55        (0.11)
-----------------------------------------------------------------------------------------------------------------------
     Total from investment operations                        0.57         0.86        (0.41)        1.19         0.53
-----------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions
Dividends from net investment income                        (0.34)       (0.44)       (0.50)       (0.64)       (0.64)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                             $  10.07     $   9.84     $   9.42     $  10.33     $   9.78
=======================================================================================================================
     Total return(3)                                         5.95%        9.19%       (4.07)%      12.52%        5.59%
-----------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                   $113,947     $129,743     $194,688     $334,647     $302,188
Ratio of expenses to average net assets(4)                   0.70%        0.70%        0.70%        0.72%        0.77%
Ratio of net investment income to average net assets         3.27%        3.82%        4.90%        6.32%        6.53%
Decrease reflected in above operating expense ratios
  due to waivers/reimbursements                              0.29%        0.28%        0.22%        0.13%        0.02%
Portfolio turnover rate                                       385%         434%         385%         383%         247%
-----------------------------------------------------------------------------------------------------------------------



(1) As required, effective November 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change is less than $0.01 per share for the year ended October 31, 2002 on net investment income, net realized and unrealized gains and losses and the ratio of net investment income to average net assets. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

(2) Per share information is calculated using the average shares outstanding method.

(3) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower.


(4) Interest earned on uninvested cash balances may be used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Class shares' net expense ratio by .02% for the year ended October 31, 2000. The Common Class shares' net operating expense ratio after reflecting these arrangements was .75% for the year ended October 31, 2000. For the years ended October 31, 2004, 2003, 2002, and 2001, there was no effect on the net operating expenses ratio because of transfer agent credits.

                            GLOBAL FIXED INCOME FUND

GOAL AND STRATEGIES

      The Global Fixed Income Fund seeks to maximize total investment return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation. To pursue this goal, the fund invests in fixed-income securities of U.S. and foreign issuers including:

o     foreign governments and companies, including those in emerging markets

o     multinational organizations, such as the World Bank


o     the U.S. government, its agencies and instrumentalities and U.S. companies

o asset-backed securities, commercial mortgage-backed securities and mortgage-backed securities


      Under normal market conditions, the fund invests at least 80% of net assets, plus any borrowings for investment purposes, in fixed-income securities of issuers located in at least three countries, which may include the U.S. There is no limit in the fund's ability to invest in emerging markets.

      The portfolio managers base their investment decisions on fundamental market factors, currency trends and credit quality. The fund generally invests in countries where the combination of fixed-income returns and currency exchange rates appears attractive, or, if the currency trend is unfavorable, where the managers believe the currency risk can be reduced through hedging.

      The fund's 80% investment policy may be changed by the fund's Board of Directors on 60 days' notice to shareholders. The fund's investment objective may be changed without shareholder approval.

PORTFOLIO INVESTMENTS

      This fund may invest in all types of fixed-income securities, including:

o     corporate bonds, debentures and notes

o     convertible debt securities

o     preferred stocks

o     government securities

o     municipal securities

o     mortgage-backed securities

o     repurchase agreements involving portfolio securities

      The fund may purchase securities denominated in foreign currencies or in U.S. dollars.

      The fund may invest up to:

o 40% of assets in securities of issuers located in any single foreign country

o 35% of net assets in fixed-income securities rated below investment grade (junk bonds)

o 25% of assets in the securities of any one foreign government, its agencies, instrumentalities and political subdivisions

o 20% of net assets in equity securities, including common stocks, warrants and rights

      To a limited extent, the fund may also engage in other investment practices that include the use of options, futures, swaps and other derivative securities. The fund will attempt to take advantage of pricing inefficiencies in these securities. For example, the fund may write (i.e., sell) put and call options. The fund would receive premium income when it writes an option, which will increase the fund's return in the event the option expires unexercised or is closed out at a profit. Upon the exercise of a put or call option written by the fund, the fund may suffer an economic loss equal to the difference between the price at which the fund is required to purchase, in the case of a put, or sell, in the case of a call, the underlying security or instrument and the option exercise price, less the premium received for writing the option. The fund may engage in derivative transactions involving a variety of underlying instruments, including equity and debt securities, securities indexes, futures and options on swaps (commonly referred to as swaptions).


      The writing of uncovered (or so-called "naked") options and other derivative strategies are speculative and may hurt the fund's performance. The fund may attempt to hedge its investments in order to mitigate risk, but it is not required to do so. The benefits to be derived from the fund's options and derivatives strategy are dependent upon CSAM's ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual fixed income securities, and there can be no assurance that the use of this strategy will be successful. Additional information about the fund's options and derivatives strategy and related risks is included in the SAI and under "Certain Investment Practices" below.

RISK FACTORS

      The fund's principal risk factors are:

o     credit risk


o     foreign securities risk


o     interest-rate risk

o     market risk

o     speculative risk

      You should expect fluctuations in share price, yield and total return, particularly with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of fixed-income securities. There is also the risk that an issuer of a debt security will fail to make timely payments of either principal or interest to the fund.

      International investing, particularly in emerging markets, carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."

      Junk bonds are considered speculative with respect to the issuer's continuing ability to meet principal and interest payments. In the event of a payment problem by an issuer of junk bonds, more senior debt (such as bank loans and investment grade bonds) will likely be paid a greater portion of any payment made by the issuer.

      To the extent that the fund invests in junk bonds and securities of start-up and other small companies, it takes on further risks that could hurt its performance. "More About Risk" details these and certain other investment practices the fund may use. Please read that section carefully before you invest.

PORTFOLIO MANAGEMENT


      The Credit Suisse Fixed Income Management Team is responsible for the day-to-day management of the fund. The current team members are Michael Buchanan, Kevin D. Barry, Jo Ann Corkran, Suzanne E. Moran, David N. Fisher and Craig Ruch. You can find out more about them in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS



The figures below have been audited by the fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the Annual Report.

---------------------------------------------------------------------------------------------------------------------
COMMON CLASS
YEAR ENDED:                                             10/04        10/03       10/02(1)      10/01        10/00
---------------------------------------------------------------------------------------------------------------------
Per share data
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                     $  10.59     $   9.90     $   9.99     $   9.71     $  10.25
=====================================================================================================================
Investment operations
Net investment income                                      0.27(2)      0.28(2)      0.38(2)      0.53         0.56
Net gain (loss) on investments, futures contracts,
 options written, swap contracts
 and foreign currency related items (both realized
 and unrealized)                                           0.70         1.11         0.03         0.21        (0.13)
---------------------------------------------------------------------------------------------------------------------
    Total from investment operations                       0.97         1.39         0.41         0.74         0.43
---------------------------------------------------------------------------------------------------------------------
Less Dividends
Dividends from net investment income                      (1.14)       (0.70)       (0.50)       (0.46)       (0.76)
Dividends in excess of net investment income                 --           --           --           --        (0.21)
---------------------------------------------------------------------------------------------------------------------
    Total dividends                                       (1.14)       (0.70)       (0.50)       (0.46)       (0.97)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                           $  10.42     $  10.59     $   9.90     $   9.99     $   9.71
=====================================================================================================================
    Total return(3)                                        9.63%       14.73%        4.27%        7.81%        4.37%
---------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                 $128,816     $134,903     $108,535     $118,876     $121,309
Ratio of expenses to average net assets(4)                 0.95%        0.95%        0.95%        0.95%        0.97%
Ratio of net investment income to average net assets       2.67%        2.69%        3.89%        5.15%        5.51%
Decrease reflected in above operating expense
 ratios due to waivers                                     0.70%        0.76%        0.77%        0.58%        0.51%
Portfolio turnover rate                                     224%         239%         150%         144%         101%
---------------------------------------------------------------------------------------------------------------------



(1) As required, effective November 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.02, decrease net realized and unrealized gains and losses per share by $0.02 and increase the ratio of net investment income to average net assets from 3.87% to 3.89%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

(2) Per share information is calculated using the average shares outstanding method.

(3) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower.


(4) Interest earned on uninvested cash balances may be used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the net expense ratio by .02% for the year ended October 31, 2000. The Common Class shares' net operating expense ratio after reflecting these arrangements was .95% for the year ended October 31, 2000. For the years ended October 31, 2004, 2003, 2002 and 2001, there was no effect on the net operating expense ratio because of transfer agent credits.

                                MORE ABOUT RISK

INTRODUCTION

      A fund's goal and principal strategies largely determine its risk profile. You will find a concise description of each fund's risk profile in "Key Points." The fund-by-fund discussions contain more detailed information. This section discusses other risks that may affect the funds.

      The funds may use certain investment practices that have higher risks associated with them. However, each fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

TYPES OF INVESTMENT RISK

      The following risks are referred to throughout this Prospectus.


      Access Risk Some countries may restrict a fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to a fund.

      Correlation Risk The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

      Credit Risk The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

      Currency Risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

      Exposure Risk The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money a fund could gain or lose on an investment.


o Hedged Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

o Speculative To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.


      Extension Risk An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

      Information Risk Key information about an issuer, security or market may be inaccurate or unavailable.

      Interest-Rate Risk Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

      Liquidity Risk Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. A fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.

      Market Risk The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.


      Bonds and other fixed-income securities generally involve less market risk than stocks. However, the risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.


      Operational Risk Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject a fund to losses from fraud, negligence, delay or other actions.

      Political Risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

      Prepayment Risk Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, a fund would generally have to reinvest the proceeds at lower rates.

      Regulatory Risk Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or a fund's performance.

      Valuation Risk The lack of an active trading market may make it difficult to obtain an accurate price for a security held by a fund.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

|X|   Permitted without limitation; does not indicate actual use


20% Bold type (e.g., 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use


20% Roman type (e.g., 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use

|_|   Permitted, but not expected to be used to a significant extent

 --   Not permitted

                                                                                                 NEW                     GLOBAL
                                                                                                YORK          FIXED       FIXED
                                                                                              MUNICIPAL       INCOME     INCOME
                                                                                                FUND           FUND       FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                                                           LIMIT
-----------------------------------------------------------------------------------------------------------------------------------
Borrowing The borrowing of money from banks to meet redemptions or for other temporary
or emergency purposes. Speculative exposure risk.                                                33 1/3%        33 1/3%   33 1/3%
-----------------------------------------------------------------------------------------------------------------------------------

Currency transactions Instruments, such as options, futures, forwards or swaps, intended to manage fund exposure to currency risk or to enhance total return. Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Swaps involve the right or obligation to receive or make payments based on two different currency rates.(1)
Correlation, credit, currency, hedged exposure, liquidity, political, speculative
exposure, valuation risks.(2)                                                                       [_]            [X]       [X]
-----------------------------------------------------------------------------------------------------------------------------------

Emerging markets Countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject a fund to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose a fund to risks beyond those generally encountered in developed countries. Access, currency, information, liquidity, market, operational, political,
valuation risks.                                                                                     --             35%      [X]
-----------------------------------------------------------------------------------------------------------------------------------

Foreign securities Securities of foreign issuers. May include depository receipts.
Currency, information, liquidity, market, operational, political, valuation risks.                  [_]            [X]       [X]
-----------------------------------------------------------------------------------------------------------------------------------

Futures and options on futures Exchange-traded contracts that enable a fund to hedge against or speculate on future changes in currency values, interest rates, securities or stock indexes. Futures obligate the fund (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1) Correlation, currency, hedged exposure,
interest-rate, market, speculative exposure risks.(2)                                               [_]            [_]       [_]
-----------------------------------------------------------------------------------------------------------------------------------


Investment-grade debt securities Debt securities rated within the four highest grades (AAA/Aaa through BBB/Baa) by Standard & Poor's or Moody's rating services, and unrated securities of comparable quality. Credit, interest-rate,
market risks.                                                                                       [X]            [X]       [X]
-----------------------------------------------------------------------------------------------------------------------------------


Mortgage-backed and asset-backed securities Debt securities backed by pools of mortgages, including passthrough certificates and other senior classes of collateralized mortgage obligations (CMOs), or other receivables. Credit,
extension, interest-rate, liquidity, prepayment risks.                                              [X]            [X]       [X]
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                               NEW                        GLOBAL
                                                                                              YORK           FIXED        FIXED
                                                                                            MUNICIPAL        INCOME       INCOME
                                                                                               FUND           FUND         FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                                                           LIMIT
-----------------------------------------------------------------------------------------------------------------------------------
Municipal securities Debt obligations issued by or on behalf of states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities may be affected by uncertainties regarding their tax status, legislative changes or rights of municipal-securities holders. Credit, interest-rate, market,
regulatory risks.                                                                                   [X]            [X]       [X]
-----------------------------------------------------------------------------------------------------------------------------------


Non-investment-grade debt securities Debt securities rated below the fourth-highest grade (BBB/Baa) by Standard & Poor's or Moody's rating services, and unrated securities of comparable quality. Commonly referred to as junk
bonds. Credit, information, interest-rate, liquidity, market, valuation risks.                       --             35%       35%
-----------------------------------------------------------------------------------------------------------------------------------


Options Instruments that provide a right to buy (call) or sell (put) a particular security, currency or index of securities at a fixed price within a certain time period. A fund may purchase or sell (write) both put and call options for hedging or speculative purposes. An option is out-of-the money if the exercise price of the option is above, in the case of a call option, or below, in the case of a put option, the current price (or interest rate or yield for certain options) of the referenced security of instrument.(1) Correlation,
credit, hedged exposure, liquidity, market, speculative exposure risks.                             [_]             20%       20%
-----------------------------------------------------------------------------------------------------------------------------------

Real-estate investment trusts (REITs) Pooled investment vehicles that invest primarily in income-producing real estate or real-estate-related loans or
interests. Credit, interest-rate, market risks.                                                      --            [_]       [X]
-----------------------------------------------------------------------------------------------------------------------------------

Restricted and other illiquid securities Certain securities with restrictions on trading, or those not actively traded. May include private placements. Liquidity, market,
valuation risks.                                                                                     15%            15%       15%
-----------------------------------------------------------------------------------------------------------------------------------

Securities lending Lending portfolio securities to financial institutions; a fund receives cash, U.S. government securities or bank letters of credit as collateral. Credit,
liquidity, market risks.                                                                         33 1/3%        33 1/3%   33 1/3%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                 NEW                    GLOBAL
                                                                                                YORK           FIXED    FIXED
                                                                                              MUNICIPAL       INCOME    INCOME
                                                                                                 FUND          FUND      FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                                                           LIMIT
-----------------------------------------------------------------------------------------------------------------------------------
Start-up and other small companies Companies with small relative market capitalizations, including those with continuous operations of less than three
years. Information, liquidity, market, valuation risks.                                             [X]            [X]       [X]
-----------------------------------------------------------------------------------------------------------------------------------

Structured instruments Swaps, structured securities and other instruments that allow a fund to gain access to the performance of a benchmark asset (such as an index or selected stocks) that may be more attractive or accessible than the fund's direct investment. Credit, currency, information, interest-rate,
liquidity, market, political, speculative exposure, valuation risks.                                [_]            [_]       [_]
-----------------------------------------------------------------------------------------------------------------------------------

Temporary defensive tactics Placing some or all of a fund's assets in investments such as money-market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with a fund's principal investment strategies and might prevent a
fund from achieving its goal.                                                                       [_]            [_]       [X]
-----------------------------------------------------------------------------------------------------------------------------------

Warrants Options issued by a company granting the holder the right to buy certain securities, generally common stock, at a specified price and usually for
a limited time. Liquidity, market, speculative exposure risks.                                       --             10%       10%
-----------------------------------------------------------------------------------------------------------------------------------

When-issued securities and forward commitments The purchase or sale of securities for delivery at a future date; market value may change before
delivery. Liquidity, market, speculative exposure risks.                                            [X]             20%       20%
-----------------------------------------------------------------------------------------------------------------------------------

Zero-coupon bonds Debt securities that pay no cash income to holders until maturity and are issued at a discount from maturity value. At maturity, the entire return comes from the difference between purchase price and maturity
value. Interest-rate, market risks.                                                                 [X]            [X]       [X]
-----------------------------------------------------------------------------------------------------------------------------------

(1) Each fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

(2) Each fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative.

                                MEET THE MANAGERS

The following individuals are responsible for the day-to-day portfolio management of the New York Municipal Fund:

Lori A. Cohane, Managing Director, has been Co-Portfolio Manager of the New York Municipal Fund since July 2002. She joined CSAM in 2002 from Morgan Stanley Investment Group (Morgan Stanley), where she ultimately served as Executive Director and head of fixed income portfolio management. Prior to joining Morgan Stanley in 1994, she was portfolio manager and senior credit analyst of municipal bond portfolios at Salomon Brothers Asset Management, which she had joined in 1986. Ms. Cohane graduated magna cum laude from the State University of New York at Albany with a B.S. in Finance.

Frank J. Biondo, CFA, Vice President, has been Co-Portfolio Manager of the New York Municipal Fund since July 2002. He joined CSAM in 2002 from UBS Global Asset Management (UBS), where he was a Director, head trader for separately managed accounts and portfolio manager of closed-end municipal bond funds. Prior to joining UBS in 2001, Mr. Biondo was Vice President, trader and assistant portfolio manager for Morgan Stanley, where, from 1996 to 2001, he assisted in the management of fixed income and money market portfolios. He managed money market funds and institutional cash accounts for Salomon Brothers Asset Management from 1993 to 1996. Mr. Biondo holds a B.S. in Accounting and Economics from New York University.


The Credit Suisse Fixed Income Management Team is responsible for the day-to-day portfolio management of the Fixed Income Fund and the Global Fixed Income Fund. The team currently consists of Michael Buchanan, Kevin D. Barry, Jo Ann Corkran, Suzanne E. Moran, David N. Fisher and Craig Ruch.

Michael Buchanan, CFA, Managing Director, is head of U.S. credit products and has been a team member of the Fixed Income Fund and the Global Fixed Income Fund since April 2004. He joined CSAM in 2003 from Janus Capital Management, where he was an Executive Vice President and managed high yield portfolios in 2003. Previously, Mr. Buchanan was at BlackRock Financial Management from 1998 to 2003, most recently as a Managing Director, a senior high yield portfolio manager and a member of the firm's investment strategy group. From 1990 to 1998, he was a Vice President at Conseco Capital Management, where he managed high yield portfolios and was responsible for the trading of high yield debt, bank loans and emerging market debt. Mr. Buchanan holds a B.A. in business economics and organizational behavior/management from Brown University.



            Job titles indicate position with the investment adviser.

Kevin D. Barry, CFA, Managing Director, is head of U.S. mortgage-backed and government securities and has been a team member of the Fixed Income Fund and the Global Fixed Income Fund since April 2004. He joined CSAM in 2004 from TimesSquare Capital Management, where he worked from 1997 to 2004, most recently as a Managing Director and senior fixed income portfolio manager. Previously, he was a founding partner and fixed income portfolio manager at 1838 Investment Advisors; a Vice President and fixed income portfolio manager at Manufacturers Hanover Trust Company; and a senior fixed income trader at CIGNA Corp. Mr. Barry holds a B.S. in finance from LaSalle University and an MSc. in financial management from the University of London.



Jo Ann Corkran, Managing Director, has been a team member of the Fixed Income Fund since January 2001 and of the Global Fixed Income Fund since May 2003. She joined CSAM in 1997 from Morgan Stanley, where she headed the mortgage and asset-backed research group. Previously, she worked in the insurance group within fixed income research at First Boston and as a pension analyst at Buck Consultants. Ms. Corkran holds a B.A. in Mathematics from New York University and has qualified as a Fellow of the Society of Actuaries.

Suzanne E. Moran, Managing Director, has been a team member of the Fixed Income Fund since July 2002 and of the Global Fixed Income Fund since May 2003. She came to CSAM in 1995 as a result of Credit Suisse's acquisition of CS First Boston Investment Management (CS First Boston). She joined CS First Boston in 1991. Ms. Moran holds a B.A. in Finance from the University of Maryland.


David N. Fisher, Director, has been a team member of the Fixed Income Fund and the Global Fixed Income Fund since May 2003. He is a fixed-income portfolio manager specializing in U.S. corporate debt and global fixed-income portfolios. Mr. Fisher came to CSAM as a result of Credit Suisse's acquisition of Donaldson, Lufkin & Jenrette, Inc. in 2000, to which the Brundage Fixed Income Group was sold earlier the same year, and where he was a vice president. Previously, he was a vice president and held similar responsibilities at Brundage, Story & Rose. Prior to joining Brundage, Story & Rose, Mr. Fisher was a portfolio manager of global and emerging-market debt at Fischer Francis Trees & Watts from 1993 to 1999. He holds B.A. in East Asian history from Princeton University.

Craig Ruch, CFA, Director, is a portfolio manager responsible for investment-grade corporate bonds and has been a team member of the Fixed Income Fund and the Global Fixed Income Fund since April 2004. He joined CSAM in 2004. Mr. Ruch began his career at Conseco Capital Management, where he worked from 1994 to 2000, most recently as a Second Vice President and co-portfolio manager focusing on investment-grade and crossover-credit corporate debt. Subsequently, he was a senior fixed income trader at Salomon Smith Barney, with responsibility for managing investment-grade telecommunications and utility debt, from 2000 to 2003; and a senior fixed income trader at Janus Capital Management in 2003 and 2004. Mr. Ruch holds a B.S. in finance from Indiana University.



            Job titles indicate position with the investment adviser.

                               ABOUT YOUR ACCOUNT

SHARE VALUATION


      The net asset value of each fund is determined daily as of the close of regular trading (normally 4 PM eastern time) on the New York Stock Exchange, Inc. (the "NYSE") on each day the NYSE is open for business. Each fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before each fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors/Trustees under procedures established by the Board of Directors/Trustees. Each fund may utilize a service provided by an independent third party which has been approved by the Board of Directors/Trustees to fair value certain securities.

      Each fund's fair valuation policies are designed to reduce dilution and other adverse effects on long-term shareholders of trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value procedures to price the same securities. There can be no assurance that each fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which it determines its net asset value.


      Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when each fund does not compute its price. This could cause the value of each fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

ACCOUNT STATEMENTS

      In general, you will receive account statements as follows:

o after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

o     after any changes of name or address of the registered owner(s)

o     otherwise, every calendar quarter

      You will receive annual and semiannual financial reports.

DISTRIBUTIONS

      As a fund investor, you will receive distributions.

      Each fund earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. A fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions.

      The New York Municipal Fund and Fixed Income Fund declare dividend distributions daily and pay them monthly. The Global Fixed Income Fund declares and pays dividend distributions quarterly. The funds typically distribute capital gains annually, usually in December. Each fund may make additional distributions and dividends at other times if necessary for the fund to avoid a federal tax.

      Distributions will be reinvested in additional Common Class shares, unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.


      Estimated year-end distribution information, including record and payment dates, generally will be available late in the year at www.csam.com/us or by calling 800-927-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of a fund.


TAXES


      As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

      The following discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the tax consequences to you of an investment in the fund.


TAXES ON DISTRIBUTIONS

      As long as a fund continues to meet the requirements for being a tax-qualified regulated investment company, the fund pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.

      Distributions you receive from a fund, whether reinvested or taken in cash, are generally taxable. However, any tax-exempt interest that the New York Municipal Fund receives retains that status when it is distributed to you. Any gain on the sale of tax-exempt securities results in taxable distributions.


      Distributions from a fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions of taxable income from other sources, including short-term capital gains, are generally taxed as ordinary income.

      If you buy shares shortly before or on the "record date"-the date that establishes you as the person to receive the upcoming distribution-you may receive a portion of the money you just invested in the form of a taxable distribution.

      We will mail you a Form 1099-DIV every January, which details your distributions for the prior year and their federal tax category, including the portion taxable as long-term capital gains and the portion treated as qualified dividend income. If you do not provide us, or our paying agent, with your correct taxpayer identification number or certification that you are exempt from backup withholding, a portion of your distributions, dividends and redemption proceeds may be withheld for federal income tax purposes.

New York Municipal Fund--Special Tax Matters

      The New York Municipal Fund intends to pay dividends that are exempt from regular federal income tax. To the extent that the fund's exempt-interest dividends are derived from New York municipal securities, they will be exempt from New York State and New York City personal income taxes. Corporate taxpayers should note that the fund's distributions are not exempt from New York State franchise or New York City business taxes.

      Some income from the fund that is exempt from federal tax may be subject to state and local income taxes. In addition, the fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax.

TAXES ON TRANSACTIONS INVOLVING FUND SHARES

      Any time you sell or exchange shares, it is generally a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. If you held the shares as capital assets, such gain or loss will be long-term capital gain or loss if you held the shares for more than one year. You are responsible for any tax liabilities generated by your transactions.

                                  BUYING SHARES

OPENING AN ACCOUNT

      Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.

      If you need an application, call our Shareholder Service Center to receive one by mail or fax.

      You can make your initial investment by check or wire. The "By Wire" method in the table enables you to buy shares on a particular day at that day's closing NAV.


      Each fund's Common Class shares are closed to new investors, other than
(1) investors in employee retirement, stock, bonus, pension or profit sharing plans, (2) investment advisory clients of CSAM, (3) certain registered investment advisers ("RIAs"), (4) certain broker-dealers and RIAs with clients participating in comprehensive fee programs and (5) employees of CSAM or its affiliates and current and former Directors or Trustees of funds advised by CSAM or its affiliates.


      Any Common Class shareholder as of the close of business on December 12, 2001 can continue to buy Common Class shares of that fund and open new accounts under the same social security number. Prospective investors may be required to provide documentation to determine their eligibility to purchase Common Class shares.

BUYING AND SELLING SHARES

      Each fund is open on those days when the NYSE is open, typically Monday through Friday. If we receive your request in proper form by the close of the NYSE (usually 4 p.m. Eastern Time), your transaction will be priced at that day's NAV. If we receive it after that time, it will be priced at the next business day's NAV. "Proper form" means we have received a completed purchase application and payment for shares (as described in this Prospectus). Each fund reserves the right to reject any purchase order.

      In order to help the government combat the funding of terrorism and money laundering, federal law requires financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, the funds will not be able to open your account. If a fund is unable to verify your identify or the identity of any person authorized to act on your behalf, the fund and CSAM reserve the right to close your account and/or take such other action they deem reasonable or required by law. If your account is closed, your fund shares will be redeemed at the NAV per share next calculated after the determination has been made to close your account.

FINANCIAL-SERVICES FIRMS

      You can also buy and sell fund shares through a variety of financial-services firms such as banks, brokers and financial advisors. The fund has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the fund and will be priced at the next-computed NAV.

      Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the fund. Financial-services firms may impose their own requirements for minimum initial or subsequent investments or for minimum account balances required to keep your account open. Please read their program materials for any special provisions or additional service features that may apply to your investment.

      Some of the firms through which the fund is available include:

o     Charles Schwab & Co., Inc. Mutual Fund OneSource(R) service

o     Fidelity Brokerage Services, Inc. FundsNetwork(R) Program

o     TD Waterhouse Mutual Fund Network

MINIMUM INVESTMENTS

--------------------------------------------------------------------------------
Regular account:                                                          $2,500
IRAs:                                                                     $  500
Transfers/Gifts to Minors:                                                $  500
--------------------------------------------------------------------------------

      There is no minimum investment for employees or clients of CSAM and its affiliates or for retirement plan programs. The funds reserve the right to modify or waive minimum initial investment requirements.

ADDING TO AN ACCOUNT

      You can add to your account in a variety of ways, as shown in the table. If you want to use Automated Clearing House (ACH) transfer, be sure to complete the "ACH on Demand" section of the Common Class account application.

INVESTMENT CHECKS

      Checks should be made payable in U.S. dollars to Credit Suisse Funds. Unfortunately, we cannot accept "starter" checks that do not have your name pre-printed on them. We also cannot accept checks payable to you or to another party and endorsed to the order of Credit Suisse Funds. These types of checks will be returned to you and your purchase order will not be processed.

EXCHANGING SHARES

      Each fund reserves the right to

o     reject any purchase order made by means of an exchange from another fund

o change or discontinue its exchange privilege after 60 days' notice to current investors

o temporarily suspend the exchange privilege during unusual market conditions


      If a fund rejects an exchange purchase, your request to redeem shares out of another Credit Suisse fund will be processed. Your redemption request will be priced at the next computed NAV.

----------------------------------------------------------------------------------------------------------
OPENING AN ACCOUNT                                     ADDING TO AN ACCOUNT BY CHECK
----------------------------------------------------------------------------------------------------------
BY CHECK
----------------------------------------------------------------------------------------------------------
o  Complete the New Account Application.              o  Make your check payable to Credit Suisse
                                                         Funds.
o  For IRAs use the Universal IRA Application.
                                                      o  Write the account number and the fund
o  Make your check payable to Credit Suisse              name on your check.
   Funds.
                                                      o  Mail to Credit Suisse Funds.
o  Write the fund name on the check.
                                                      o  Minimum amount is $100.
o  Mail to Credit Suisse Funds.
----------------------------------------------------------------------------------------------------------
BY EXCHANGE
----------------------------------------------------------------------------------------------------------
o  Call our Shareholder Service Center to             o  Call our Shareholder Service Center to
   request an exchange from another Credit               request an exchange from another Credit
   Suisse Fund. Be sure to read the current              Suisse Fund.
   Prospectus for the new fund. Also please
   observe the minimum initial investment.            o  Minimum amount is $250.

o  If you do not have telephone privileges,
   mail or fax a letter of instruction
   signed by all shareholders.
----------------------------------------------------------------------------------------------------------
BY WIRE
----------------------------------------------------------------------------------------------------------
o  Complete and sign the New Account                  o  If you do not have telephone privileges, mail
   Application.                                          or fax a letter of instruction signed by all
                                                         shareholders.
o  Call our Shareholder Service Center and
   fax the signed New Account Application by          o  Call our Shareholder Services Center by
   4 p.m. Eastern Time.                                  4 p.m. ET to inform us of the incoming wire.
                                                         Please be sure to specify your name, the
o  The Shareholder Service Center will                   account number and the fund name on
   telephone you with your account number.               your wire advice.
   Please be sure to specify your name, the
   account number and the fund name on                o  Wire the money for receipt that day.
   your wire advice.
                                                      o  Minimum amount is $500.
o  Wire your initial investment for receipt
   that day.

o Mail the original, signed application to Credit Suisse Funds.

This method is not available for IRAs.
----------------------------------------------------------------------------------------------------------
BY ACH TRANSFER
----------------------------------------------------------------------------------------------------------
o  Cannot be used to open an account.                 o  Call our Shareholder Service Center to
                                                         request an ACH transfer from your bank.

                                                      o  Your purchase will be effective at the
                                                         next NAV calculated after we receive
                                                         your order in proper form.

                                                      o  Minimum amount is $50.

                                                      o  Requires ACH on Demand privileges.
----------------------------------------------------------------------------------------------------------

                                  800-927-2874
                     MONDAY - FRIDAY, 8:30 A.M. - 6 P.M. ET

                                 SELLING SHARES

---------------------------------------------------------------------------------------------------------
SELLING SOME OR ALL OF YOUR SHARES                       CAN BE USED FOR
---------------------------------------------------------------------------------------------------------
BY MAIL
---------------------------------------------------------------------------------------------------------
Write us a letter of instruction that includes:         o  Accounts of any type.

o  your name(s) and signature(s)                        o  Sales of any amount.

o  the fund name and account number                        For IRAs please use the IRA Distribution
                                                           Request Form.
o  the dollar amount you want to sell

o  how to send the proceeds
   Obtain a signature guarantee or other
   documentation, if required (see "Selling
   Shares in Writing"). Mail the materials to Credit Suisse Funds. If only a letter of instruction is required, you can fax it to the Shareholder Service Center (unless a signature guarantee is required).

---------------------------------------------------------------------------------------------------------
BY EXCHANGE
---------------------------------------------------------------------------------------------------------
o  Call our Shareholder Service Center to               o  Accounts with telephone privileges. If you do
   request an exchange into another Credit                 not have telephone privileges, mail or fax a
   Suisse Fund. Be sure to read the current                letter of instruction to exchange shares.
   Prospectus for the new fund. Also please
   observe the minimum initial investment.

---------------------------------------------------------------------------------------------------------
BY PHONE
---------------------------------------------------------------------------------------------------------


Call our Shareholder Service Center to request          o  Accounts with telephone privileges.
a redemption. You can receive the proceeds as:


o  a check mailed to the address of record
   ($100 minimum)

o  an ACH transfer to your bank ($50 minimum)

o  a wire to your bank ($500 minimum) See "By
   Wire or ACH Transfer" for details.

---------------------------------------------------------------------------------------------------------
BY WIRE OR ACH TRANSFER
---------------------------------------------------------------------------------------------------------


o  Complete the "Wire Instructions" or "ACH             o  Accounts with wire-redemption or ACH on
   on Demand" section of your New Account                  Demand privileges.
   Application.

                                                        o  Requests by phone or mail.
o  For federal-funds wires, proceeds will be
   wired on the next business day. For ACH
   transfers, proceeds will be delivered within
   two business days.
---------------------------------------------------------------------------------------------------------

                                 HOW TO REACH US

Shareholder Service Center
Toll free: 800-927-2874
Fax: 888-606-8252



Mail:
Credit Suisse Funds
P.O. Box 55030
Boston, MA 02205-5030



Overnight/Courier Service:
Boston Financial Data Services, Inc.
Attn: Credit Suisse Funds
66 Brooks Drive
Braintree, MA 02184


Internet Web Site:
www.csam.com/us


                                WIRE INSTRUCTIONS

State Street Bank and Trust Company
ABA# 0110 000 28
Attn: Mutual Funds/Custody Dept.
[Credit Suisse Fund Name]
DDA# 9904-649-2
F/F/C: [Account Number and Account registration]
--------------------------------------------------------------------------------

SELLING SHARES IN WRITING

      Some circumstances require a written sell order, along with a signature guarantee. These include:

o     accounts whose address of record has been changed within the past 30 days

o     redemptions in certain large accounts (other than by exchange)

o requests to send the proceeds to a different payee or address than on record

o shares represented by certificates, which must be returned with your sell order

      A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public.

RECENTLY PURCHASED SHARES

      For fund shares purchased other than by bank wire, bank check, U.S. Treasury check, certified check or money order, the fund will delay payment of your cash redemption proceeds until the check or other purchase payment clears, which generally takes up to 10 calendar days from the day of purchase. At any time during this period, you may exchange into another fund.

LOW-BALANCE ACCOUNTS


      If your account balance falls below the minimum required to keep it open due to redemptions or exchanges, the fund may ask you to increase your balance. If it is still below the minimum after 60 days, the fund may close your account and mail you the proceeds. The fund also reserves the right, if it raises the minimum account balance requirement, to close your account if your account does not meet the new mimimum and mail you the proceeds, after providing you with 60 days' notice as described above.

MINIMUM TO KEEP AN ACCOUNT OPEN

--------------------------------------------------------------------------------
Regular account:                                                          $2,000
IRAs:                                                                     $  250
Transfers/Gifts to Minors:                                                $  250
--------------------------------------------------------------------------------

      The funds reserve the right to modify or waive this requirement. If a fund increases the amount required to keep an account open, it will give current shareholders 15 days' notice of any increases.

                                  800-927-2874
                       MONDAY-FRIDAY, 8:30 A.M.-6 P.M. ET

                              SHAREHOLDER SERVICES

AUTOMATIC SERVICES

      Buying or selling shares automatically is easy with the services described below. You can set up most of these services with your account application or by calling our Shareholder Service Center.

AUTOMATIC MONTHLY INVESTMENT PLAN

      For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

      For making automatic monthly, quarterly, semiannual or annual withdrawals of $250 or more.

DISTRIBUTION SWEEP

      For automatically reinvesting your dividend and capital-gain distributions into another identically registered Credit Suisse Fund. Not available for IRAs.

STATEMENTS AND REPORTS

      Each fund produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its prospectus annually. The funds generally do not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, a fund may choose to mail only one report, prospectus or proxy statement to your household, even if more than one person in the household has an account with the fund. If you would like to receive additional reports, prospectuses or proxy statements, please call 800-927-2874.


      Each fund discloses its portfolio holdings and certain of its statistical characteristics, such as industry diversification, as of the end of each calendar month on its website, www.csam.com/us. This information is posted on each fund's website after the end of each month and generally remains available until the portfolio holdings and other information as of the end of the next calendar month is posted on the website. A description of each fund's policies and procedures with respect to disclosure of its portfolio securities is available in each fund's Statement of Additional Information.


RETIREMENT PLANS

      Credit Suisse offers a range of tax-advantaged retirement accounts, including:

o     Traditional IRAs

o     Roth IRAs

o     Spousal IRAs

o     Rollover IRAs

o     SEP IRAs

      To transfer your IRA to Credit Suisse, use the IRA Transfer/Direct Rollover Form. If you are opening a new IRA, you will also need to complete the Universal IRA Application. Please consult your tax professional concerning your IRA eligibility and tax situation.

TRANSFERS/GIFTS TO MINORS

      Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act
(UGMA). Please consult your tax professional about these types of accounts.

ACCOUNT CHANGES


      Call our Shareholder Service Center to update your account records whenever you change your address. The Shareholder Service Center can also help you change your account information or privileges.

                                 OTHER POLICIES

TRANSACTION DETAILS

      You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

      Your purchase order will be canceled if you place a telephone order by 4 p.m. Eastern Time and we do not receive your wire that day. Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if your investment check or electronic transfer (ACH) does not clear.

      If you wire money without first calling our Shareholder Service Center to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

      While we monitor telephone-servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.

      Uncashed redemption or distribution checks to not earn interest.


FREQUENT PURCHASES AND
SALES OF FUND SHARES

      Frequent purchases and redemptions of fund shares present risks to each fund's long-term shareholders. These risks include the potential for dilution in the value of fund shares; interference with the efficient management of the fund's portfolio, such as the need to keep a larger portion of the portfolio invested in cash or short-term securities, or to sell securities, rather than maintaining full investment in securities selected to achieve the fund's investment objective; losses on the sale of investments resulting from the need to sell portfolio securities at less favorable prices; increased taxable gains to the fund's remaining shareholders resulting from the need to sell securities to meet redemption requests; and increased brokerage and administrative costs. These risks may be greater for funds investing in securities that are believed to be more susceptible to pricing discrepancies, such as foreign securities, high yield debt securities and small capitalization securities, as certain investors may seek to make short-term trades as part of strategies aimed at taking advantage of "stale" or otherwise inaccurate prices for fund portfolio holdings (e.g., "time zone arbitrage").

      Each fund will take steps to detect and eliminate excessive trading in fund shares, pursuant to the fund's policies as described in this Prospectus and approved by the Board of Directors/Trustees. Each fund defines excessive trading or "market timing" as two round trips (purchase and redemption of comparable assets) by an investor within 60 days. An account that is determined to be engaged in market timing will be restricted from making future purchases or exchange purchases in any of the Credit Suisse Funds. In determining whether the account has engaged in market timing, each fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the Credit Suisse Funds and their shareholders. These policies apply to all accounts shown on the fund's records. Each fund works with financial intermediaries that maintain omnibus accounts to monitor trading activity by underlying shareholders within the accounts to detect and eliminate excessive trading activity but may not be successful in causing intermediaries to limit frequent trading by their customers. Consequently, there can be no assurance that excessive trading will not occur.

      Each fund reserves the right to reject a purchase or exchange purchase order for any reason with or without prior notice to the investor. In particular, each fund reserves the right to reject a purchase or exchange order from any investor or intermediary that the fund has reason to think could be a frequent trader, whether or not the trading pattern meets the criteria for "market timing" above and whether or not that investor or intermediary is currently a shareholder in any of the Credit Suisse Funds.

      Each fund has also adopted fair valuation policies to protect the fund from "time zone arbitrage" with respect to foreign securities holdings and other trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. See "More About Your Fund -- Share Valuation."

      There can be no assurance that these policies and procedures will be effective in limiting excessive trading in all cases. In particular, a fund may not be able to monitor, detect or limit excessive trading by the underlying shareholders of omnibus accounts maintained by brokers, insurers and fee based programs, although each fund has not entered into arrangements with these persons or any other person to permit frequent purchases or redemptions of fund shares. Depending on the portion of fund shares held through such financial intermediaries (which may represent most of fund shares), excessive trading of fund shares could adversely affect long-term shareholders (as described above). It should also be noted that shareholders who invest through omnibus accounts may be subject to the policies and procedures of their financial intermediaries with respect to excessive trading of fund shares, which may define market timing differently than each fund does and have different consequences associated with it.

   Each fund's policies and procedures may be modified or terminated at any time upon notice of material changes to shareholders and prospective investors.

SPECIAL SITUATIONS

      Each fund reserves the right to:


o change or discontinue its exchange privilege after 60 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions


o     charge a wire-redemption fee

o make a "redemption in kind"- payment in portfolio securities rather than cash-for certain large redemption amounts that could hurt fund operations

o suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

o stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                                  800-927-2874
                     MONDAY - FRIDAY, 8:30 A.M. - 6 P.M. ET

                                OTHER INFORMATION

ABOUT THE DISTRIBUTOR

      Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, is responsible for:

o     making the funds available to you

o     account servicing and maintenance

o     other administrative services related to sale of the Common Class shares

      CSAMSI, CSAM or their affiliates may make payments out of their own resources to firms offering Common Class shares for providing administration, subaccounting, transfer agency and/or other services. Under certain circumstances the funds may reimburse a portion of these payments.

      The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. CSAM or an affiliate may make similar payments under similar arrangements. For further information on the distributor's payments for distribution and shareholder servicing, see "Management of the Fund - Distribution and Shareholder Servicing" in the SAI.

                       This page intentionally left blank

                       This page intentionally left blank

                              FOR MORE INFORMATION

      More information about the funds is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

      Includes financial statements, portfolio investments and detailed performance information.

      The Annual Report also contains letters from the fund's managers discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

OTHER INFORMATION


      A current SAI, which provides more details about the funds, is on file with the SEC and is incorporated by reference.


      You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

      Please contact Credit Suisse Funds to obtain, without charge, the SAI, Annual and Semiannual Reports and other information, and to make shareholder inquiries:

BY TELEPHONE:
    800-927-2874

BY FACSIMILE:
    888-606-8252

BY MAIL:
    Credit Suisse Funds
    P.O. Box 55030
    Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:
    Boston Financial Data Services, Inc.
    Attn: Credit Suisse Funds
    66 Brooks Drive
    Braintree, MA 02184


ON THE INTERNET:
    www.csam.com/us


SEC file numbers:
Credit Suisse New York Municipal Fund                     811-04964
Credit Suisse Fixed Income Fund                           811-05039
Credit Suisse Global Fixed Income Fund                    811-06143


P.O. BOX 55030, BOSTON, MA 02205-5030                        CREDIT | ASSET
800-927-2874   o   WWW.CSAM.COM/US                           SUISSE | MANAGEMENT

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       WPBDF-1-0205

                                                             CREDIT | ASSET
                                                             SUISSE | MANAGEMENT

CREDIT SUISSE FUNDS
Prospectus

Class A, B and C Shares


February 28, 2005


     o    CREDIT SUISSE
          FIXED INCOME FUND

As with all mutual funds, the Securities and Exchange Commission has not approved this fund, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS


KEY POINTS ................................................................    4
   Goal and Principal Strategies ..........................................    4
   A Word About Risk ......................................................    4
   Investor Profile .......................................................    5

PERFORMANCE SUMMARY .......................................................    6
   Year-by-Year Total Returns .............................................    6
   Average Annual Total Returns ...........................................    7

INVESTOR EXPENSES .........................................................    8

THE FUND IN DETAIL ........................................................   10
   The Management Firm ....................................................   10
   Multi-Class Structure ..................................................   10
   Fund Information Key ...................................................   10
   Goal and Strategies ....................................................   11
   Portfolio Investments ..................................................   11
   Risk Factors ...........................................................   12
   Portfolio Management ...................................................   13
   Financial Highlights ...................................................   14

MORE ABOUT RISK ...........................................................   17
   Introduction ...........................................................   17
   Types of Investment Risk ...............................................   17
   Certain Investment Practices ...........................................   19

MEET THE MANAGERS .........................................................   22

MORE ABOUT YOUR FUND ......................................................   24
   Share Valuation ........................................................   24
   Distributions ..........................................................   24
   Taxes ..................................................................   25
   Statements and Reports .................................................   26

CHOOSING A CLASS OF SHARES ................................................   27

BUYING AND SELLING SHARES .................................................   28

SHAREHOLDER SERVICES ......................................................   30

OTHER POLICIES ............................................................   31

OTHER SHAREHOLDER INFORMATION .............................................   33

OTHER INFORMATION .........................................................   40
   About the Distributor ..................................................   40

FOR MORE INFORMATION .................................................back cover

                                   KEY POINTS

                          GOAL AND PRINCIPAL STRATEGIES


------------------------------------------------------------------------------------------
GOAL                   PRINCIPAL STRATEGIES                   PRINCIPAL RISK FACTORS
------------------------------------------------------------------------------------------
To generate high       o    Invests at least 80% of its net   o    Credit risk
current income              assets, plus any borrowings for
consistent with             investment purposes, in fixed-    o    Foreign securities risk
reasonable risk and,        income securities
secondarily, capital                                          o    Interest-rate risk
appreciation           o    Normally maintains a weighted-
                            average portfolio maturity of     o    Market risk
                            10 years or less
                                                              o    Speculative risk
                       o    Favors investment-grade
                            securities, but may diversify
                            credit quality in pursuit of
                            its goal
------------------------------------------------------------------------------------------


A WORD ABOUT RISK

      All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

      Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

      Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CREDIT RISK

      The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.


FOREIGN SECURITIES RISK


      Since the fund invests in foreign securities, it carries additional risks that include:

o Currency risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. Although the fund may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies, it is not required to do so.

o Information risk Key information about an issuer, security or market may be inaccurate or unavailable.

o Political risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

INTEREST-RATE RISK


      Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.


MARKET RISK

      The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

      Bonds and other fixed-income securities generally involve less market risk than stocks. The risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

SPECULATIVE RISK

      To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

INVESTOR PROFILE

      This fund is designed for investors who:

o     are seeking investment income

o are looking for higher potential returns than money-market funds and are willing to accept more risk and volatility than money-market funds

o     want to diversify their portfolios with fixed-income funds

      It may NOT be appropriate if you:

o     are investing for maximum return over a long time horizon

o     require stability of your principal

      You should base your investment decision on your own goals, risk preferences and time horizon.

                               PERFORMANCE SUMMARY

The bar chart and the table below provide an indication of the risks of investing in the fund. The bar chart shows you how performance of the fund's Class A shares has varied from year to year for up to 10 years. Sales loads are not reflected in the returns; if they were, returns would be lower. Sales loads are reflected in the returns on the next page. The table compares the fund's performance (before and after taxes) over time to that of a broad based securities market index. The after-tax returns are shown for Class A only. The after-tax returns of other classes will vary. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.

                           YEAR-BY-YEAR TOTAL RETURNS

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


--------------------------------------------------------------------------------
YEAR ENDED 12/31:                                            2002   2003   2004
--------------------------------------------------------------------------------
                                                             1.38%  6.41%  4.81%

Best quarter: 3.83% (Q4 02)
Worst quarter: -2.44% (Q2 04)
Inception date: 7/31/01

--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS


--------------------------------------------------------------------------------
   PERIOD ENDED                                 ONE YEAR    LIFE OF   INCEPTION
   12/31/04:                                      2004       CLASS      DATE
--------------------------------------------------------------------------------
CLASS A RETURN
BEFORE TAXES                        -     -        -0.21%     2.26%     7/31/01
--------------------------------------------------------------------------------
CLASS A RETURN AFTER
TAXES ON DISTRIBUTIONS              -     -        -1.39%     0.68%
--------------------------------------------------------------------------------
CLASS A RETURN AFTER
TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES             -     -        -0.16%     0.95%
--------------------------------------------------------------------------------
CLASS B RETURN
BEFORE TAXES                        -     -         0.07%     2.65%     7/31/01
--------------------------------------------------------------------------------
CLASS C RETURN
BEFORE TAXES                        -     -         2.97%     2.87%     7/31/01
--------------------------------------------------------------------------------
LEHMAN BROTHERS
U.S. AGGREGATE BOND
INDEX(1) (REFLECTS NO
DEDUCTIONS FOR FEES,
EXPENSES OR TAXES)                  -     -         4.34%     6.13%
--------------------------------------------------------------------------------

(1) The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers Government/Corporate Bond Index and the Lehman Brothers Mortgage-Backed Securities Index. It includes U.S. Treasury and agency issues, corporate bond issues and mortgage-backed securities rated investment-grade or higher by Moody's Investors Service; the Standard & Poor's Division of The McGraw-Hill Companies, Inc.; or Fitch IBCA Inc. Investors cannot invest directly in an index.


                            UNDERSTANDING PERFORMANCE

o Total return tells you how much an investment in the fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

o A cumulative total return is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

o An average annual total return applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

o Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

o After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

                                INVESTOR EXPENSES

                             FEES AND FUND EXPENSES


This table describes the fees and expenses you pay as a shareholder. Annual fund operating expenses are amounts for the fiscal year ended October 31, 2004.



--------------------------------------------------------------------------------
                                                Class A   Class B(2)    Class C
--------------------------------------------------------------------------------
Shareholder fees
   (paid directly from your investment)
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)   4.75%(1)   NONE         NONE
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a
percentage of original purchase price or
redemption proceeds, as applicable)             NONE       4.00%(3)     1.00%(4)
--------------------------------------------------------------------------------
Maximum sales charge (load) on reinvested
distributions (as a percentage of offering
price)                                          NONE       NONE         NONE
--------------------------------------------------------------------------------
Redemption fees                                 NONE       NONE         NONE
--------------------------------------------------------------------------------
Exchange fees                                   NONE       NONE         NONE
--------------------------------------------------------------------------------
Annual fund operating expenses
   (deducted from fund assets)
--------------------------------------------------------------------------------
Management fee                                  0.50%      0.50%        0.50%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fee            0.25%      1.00%        1.00%
--------------------------------------------------------------------------------
Other expenses                                  0.49%      0.49%        0.49%
--------------------------------------------------------------------------------
Total annual fund operating expenses(5)         1.24%      1.99%        1.99%
--------------------------------------------------------------------------------


(1) The maximum sales charge imposed is reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 0.50% CDSC (Contingent Deferred Sales Charge) on redemptions made within one year of purchase. See "Other Shareholder Information."

(2) Class B shares of the fund automatically convert to Class A shares after eight years. The effect of the automatic conversion feature is reflected in the Examples that follow. See "Other Shareholder Information."

(3) 4% during the first year decreasing 1% annually to 0% after the fourth year.

(4)   1% during the first year.


(5) Estimated fees and expenses for the fiscal year ending October 31, 2005 are shown below. Fee waivers and expense reimbursements or credits are voluntary and may be discontinued at any time.



EXPENSES AFTER WAIVERS
AND REIMBURSEMENTS                                   CLASS A   CLASS B   CLASS C

Management fee                                        0.21%     0.21%     0.21%
Distribution and service (12b-1) fee                  0.25%     1.00%     1.00%
Other expenses                                        0.49%     0.49%     0.49%
                                                      ----      ----      ----
Net annual fund operating expenses                    0.95%     1.70%     1.70%

                                     EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain as listed in the first table above (before fee waivers and expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:


--------------------------------------------------------------------------------
                                                   ONE   THREE    FIVE      TEN
                                                  YEAR   YEARS    YEARS    YEARS
--------------------------------------------------------------------------------
CLASS A
(with or without redemption)                      $595    $850   $1,124   $1,904
--------------------------------------------------------------------------------
CLASS B
(redemption at end of period)                     $602    $824   $1,073   $2,123
--------------------------------------------------------------------------------
CLASS B
(no redemption)                                   $202    $624   $1,073   $2,123
--------------------------------------------------------------------------------
CLASS C
(redemption at end of period)                     $302    $624   $1,073   $2,317
--------------------------------------------------------------------------------
CLASS C (no redemption)                           $202    $624   $1,073   $2,317
--------------------------------------------------------------------------------

                               THE FUND IN DETAIL

THE MANAGEMENT FIRM

CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

o     Investment adviser for the fund

o Responsible for managing the fund's assets according to its goal and strategy

o A member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse), one of the world's leading banks. Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients


o As of December 31, 2004, Credit Suisse Asset Management companies managed approximately $27.4 billion in the U.S. and $341.7 billion globally

o Credit Suisse Asset Management has offices in 16 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Amsterdam, Budapest, Frankfurt, Luxemborg, Madrid, Milan, Paris, Prague, Sao Paulo, Singapore, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission (SEC)

      For the 2004 fiscal year, the fund paid CSAM 0.21% of its average net assets for advisory services.


      For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.

MULTI CLASS STRUCTURE


      This Prospectus offers Class A, B and C shares of the fund, which are sold through financial intermediaries and other financial services firms and are sold with a front-end sales load (Class A) or a contingent deferred sales charge imposed on redemptions within specified time periods (Classes B and C). The fund offers Common Class and Advisor Class shares through separate Prospectuses. Common Class shares are sold with no front-end or deferred sales charges but are closed to new investors, except for shareholders who held Common Class shares as of the close of business on December 12, 2001 and other eligible investors as described later in this Prospectus on Page 39. Eligible investors may be able to purchase Common Class shares through certain intermediaries or directly from the fund. Advisor Class shares are available to eligible investors through certain intermediaries or directly without the imposition of a sales charge but with an ongoing services and distribution fee of .50%.


FUND INFORMATION KEY

      A concise description of the fund begins on the next page. It provides the following information:

GOAL AND STRATEGIES

      The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS


      The primary types of securities and certain types of securities in which the fund invests. Secondary investments are also described in "More About Risk."


RISK FACTORS

      The major risk factors associated with the fund. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

      The individuals designated by the investment adviser to handle the fund's day-to-day management.

FINANCIAL HIGHLIGHTS


      A table showing the fund's audited financial performance for up to five years. Certain information in the table reflects financial results for a single fund share.

o Total return How much you would have earned or lost on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.


o Portfolio turnover An indication of trading frequency. The fund may sell securities without regard to the length of time they have been held. A high turnover rate may increase the fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in more frequent distributions attributable to long-term and short-term capital-gains, which could raise your income-tax liability.

      The Annual Report includes the auditor's report, along with the fund's financial statements. It is available free upon request through the methods described on the back cover of the Prospectus.

GOAL AND STRATEGIES

      The fund seeks to generate high current income consistent with reasonable risk and, secondarily, capital appreciation. To pursue these goals, it invests in fixed-income securities.

      Under normal market conditions:

o at least 65% of the fund's fixed-income securities will be investment grade

o     the fund will maintain a weighted-average maturity of 10 years or less

PORTFOLIO INVESTMENTS

      Under normal market conditions, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities such as:

o     corporate bonds, debentures and notes

o     convertible debt securities

o     preferred stocks

o     government securities

o     municipal securities

o     mortgage-backed securities

o     repurchase agreements involving portfolio securities

o     The fund may invest:

o without limit in U.S. dollar-denominated, investment-grade foreign securities

o     up to 35% of assets in non-dollar-denominated foreign securities

o up to 35% of assets in fixed-income securities rated below investment grade (junk bonds)

o     up to 35% of assets in emerging markets debt securities


      To a limited extent, the fund may also engage in other investment practices that include the use of options, futures, swaps and other derivative securities. The fund will attempt to take advantage of pricing inefficiencies in these securities. For example, the fund may write (i.e., sell) put and call options. The fund would receive premium income when it writes an option, which will increase the fund's return in the event the option expires unexercised or is closed out at a profit. Upon the exercise of a put or call option written by the fund, the fund may suffer an economic loss equal to the difference between the price at which the fund is required to purchase, in the case of a put, or sell, in the case of a call, the underlying security or instrument and the option exercise price, less the premium received for writing the option. The fund may engage in derivative transactions involving a variety of underlying instruments, including equity and debt securities, securities indexes, futures and swaps (commonly referred to as swaptions).

      The writing of uncovered (or so-called "naked") options and other derivative strategies are speculative and may hurt the fund's performance. The fund may attempt to hedge its investments in order to mitigate risk, but it is not required to do so. The benefits to be derived from the fund's options and derivatives strategy are dependent upon CSAM's ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual fixed income securities, and there can be no assurance that the use of this strategy will be successful. Additional information about the fund's options and derivatives strategy and related risks is included in the Statement of Additional Information (SAI) and under "Certain Investment Practices" below.


      The fund's 80% investment policy may be changed by the fund's Board of Trustees on 60 days' notice to shareholders.

RISK FACTORS

   The fund's principal risk factors are:

o     credit risk


o     foreign securities risk


o     interest rate risk

o     market risk

o     speculative risk

      You should expect fluctuations in share price, yield and total return, particularly with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of fixed-income securities. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the fund.

      Junk bonds are considered speculative with respect to the issuer's continuing ability to meet principal and interest payments. In the event of a payment problem by an issuer of junk bonds, more senior debt (such as bank loans and investment-grade bonds) will likely be paid a greater portion of any payment made by the issuer.

      To the extent that it invests in certain securities, such as mortgage-backed securities, start-up and other small companies and emerging markets debt securities, the fund may be affected by additional risks.

      These risks are defined in "More About Risk." That section also details certain other investment practices the fund may use. Please read "More About Risk" carefully before you invest.

PORTFOLIO MANAGEMENT


      The Credit Suisse Fixed Income Management Team is responsible for the day-to-day management of the fund. The current team members are Michael Buchanan, Kevin D. Barry, Jo Ann Corkran, Suzanne E. Moran, David N. Fisher and Craig Ruch. You can find out more about them in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS


The figures below have been audited by the fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the Annual Report.


                                     CLASS A


-------------------------------------------------------------------------------------------------------
CLASS A PERIOD ENDED:                                      10/04       10/03      10/02(1)   10/01(2)
-------------------------------------------------------------------------------------------------------
Per share data
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $  9.85     $  9.42     $10.33     $10.26
=======================================================================================================
Investment operations

Net investment income                                        0.30(3)     0.18(3)    0.48       0.15

Net gain (loss) on investments, futures contracts,
   options written, swap contracts and foreign currency
   related items (both realized and unrealized)              0.25        0.66      (0.91)      0.07
-------------------------------------------------------------------------------------------------------
   Total from investment operations                          0.55        0.84      (0.43)      0.22
-------------------------------------------------------------------------------------------------------
Less dividends

Dividends from net investment income                        (0.32)      (0.41)     (0.48)     (0.15)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $ 10.08     $  9.85     $ 9.42     $10.33
=======================================================================================================
   Total return(4)                                           5.68%       9.03%     (4.27)%     2.13%
-------------------------------------------------------------------------------------------------------
Ratios and supplemental data
-------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                  $30,050     $33,556     $3,829     $  406

Ratio of expenses to average net assets(5)                   0.95%       0.95%      0.95%      0.95%(6)

Ratio of net investment income to average net assets         3.03%       1.83%      4.54%      5.66%(6)

Decrease reflected in above operating expense ratios
   due to waivers/reimbursements                             0.29%       0.28%      0.25%      0.31%(6)

Portfolio turnover rate                                       385%        434%       385%       383%
-------------------------------------------------------------------------------------------------------


(1) As required, effective November 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change is less than $0.01 per share for the year ended October 31, 2002 on net investment income, net realized and unrealized gains and losses and the ratio of net investment income to average net assets. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

(2)   For the period July 31, 2001 (inception date) through October 31, 2001.

(3) Per share information is calculated using the average shares outstanding method.

(4) Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.


(5) Interest earned on uninvested cash balances may be used to offset portions of the transfer agent expense. For the years ended October 31, 2004, 2003 and 2002 and the period ended October 31, 2001, there was no effect on the net operating expense ratio because of transfer agent credits.


(6)   Annualized.

                              FINANCIAL HIGHLIGHTS

                                     CLASS B


-----------------------------------------------------------------------------------------------------
CLASS B PERIOD ENDED:                                       10/04      10/03    10/02(1)    10/01(2)
-----------------------------------------------------------------------------------------------------
Per share data
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $ 9.84     $ 9.42     $10.33     $10.26
=====================================================================================================
Investment operations

Net investment income                                       0.23(3)    0.26(3)    0.40       0.13

Net gain (loss) on investments, futures contracts,
   options written, swap contracts and foreign currency
   related items (both realized and unrealized)             0.25       0.50      (0.91)      0.07
-----------------------------------------------------------------------------------------------------
   Total from investment operations                         0.48       0.76      (0.51)      0.20
-----------------------------------------------------------------------------------------------------
Less dividends

Dividends from net investment income                       (0.25)     (0.34)     (0.40)     (0.13)
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                            $10.07     $ 9.84     $ 9.42     $10.33
=====================================================================================================
   Total return(4)                                          4.90%      8.11%     (5.02)%     1.96%
-----------------------------------------------------------------------------------------------------
Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                  $7,385     $8,395     $5,149     $1,044

Ratio of expenses to average net assets(5)                  1.70%      1.70%      1.70%      1.70%(6)

Ratio of net investment income to average net assets        2.28%      2.65%      3.76%      4.87%(6)

Decrease reflected in above operating expense ratios
   due to waivers/reimbursements                            0.29%      0.28%      0.24%      0.32%(6)

Portfolio turnover rate                                      385%       434%       385%       383%
-----------------------------------------------------------------------------------------------------


(1) As required, effective November 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change is less than $0.01 per share for the year ended October 31, 2002 on net investment income, net realized and unrealized gains and losses and the ratio of net investment income to average net assets. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

(2)   For the period July 31, 2001 (inception date) through October 31, 2001.

(3) Per share information is calculated using the average shares outstanding method.

(4) Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.


(5) Interest earned on uninvested cash balances may be used to offset portions of the transfer agent expense. For the years ended October 31, 2004, 2003 and 2002 and the period ended October 31, 2001, there was no effect on the net operating expense ratio because of transfer agent credits.


(6)   Annualized.

                              FINANCIAL HIGHLIGHTS

                                     CLASS C


-------------------------------------------------------------------------------------------------------
CLASS C PERIOD ENDED:                                      10/04       10/03      10/02(1)    10/01(2)
-------------------------------------------------------------------------------------------------------
Per share data
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $ 9.84      $ 9.42      $10.33     $10.26
=======================================================================================================
Investment operations

Net investment income                                       0.22(3)     0.24(3)     0.40       0.12

Net gain (loss) on investments, futures contracts,
   options written, swap contracts and foreign currency
   related items (both realized and unrealized)             0.25        0.52       (0.91)      0.07
-------------------------------------------------------------------------------------------------------
   Total from investment operations                         0.47        0.76       (0.51)      0.19
-------------------------------------------------------------------------------------------------------
Less dividends

Dividends from net investment income                       (0.25)      (0.34)      (0.40)     (0.12)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $10.06      $ 9.84      $ 9.42     $10.33
=======================================================================================================
   Total return(4)                                          4.79%       8.11%      (5.03)%     1.89%
-------------------------------------------------------------------------------------------------------
Ratios and supplemental data
-------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                  $3,247      $2,381      $1,033     $  296

Ratio of expenses to average net assets(5)                  1.70%       1.70%       1.70%      1.70%(6)

Ratio of net investment income to average net assets        2.25%       2.45%       3.81%      4.82%(6)

Decrease reflected in above operating expense ratios
   due to waivers/reimbursements                            0.29%       0.28%       0.23%      0.33%(6)

Portfolio turnover rate                                      385%        434%        385%       383%
-------------------------------------------------------------------------------------------------------


(1) As required, effective November 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change is less than $0.01 per share for the year ended October 31, 2002 on net investment income, net realized and unrealized gains and losses and the ratio of net investment income to average net assets. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

(2)   For the period July 31, 2001 (inception date) through October 31, 2001.

(3) Per share information is calculated using the average shares outstanding method.

(4) Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.


(5) Interest earned on uninvested cash balances may be used to offset portions of the transfer agent expense. For the years ended October 31, 2004, 2003 and 2002 and the period ended October 31, 2001, there was no effect on the net operating expense ratio because of transfer agent credits.


(6)   Annualized.

                                 MORE ABOUT RISK

INTRODUCTION

      A fund's goal and principal strategies largely determine its risk profile. You will find a concise description of the fund's risk profile in "Key Points." The discussion of the fund contains more detailed information. This section discusses other risks that may affect the fund.

      The fund may use certain investment practices that have higher risks associated with them. However, the fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

TYPES OF INVESTMENT RISK

      The following risks are referred to throughout this Prospectus.


      Access Risk Some countries may restrict the fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the fund.

      Correlation Risk The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

      Credit Risk The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

      Currency Risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses.

      Exposure Risk The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the fund could gain or lose on an investment.


o Hedged Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

o Speculative To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.


      Extension Risk An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

      Information Risk Key information about an issuer, security or market may be inaccurate or unavailable.

      Interest-Rate Risk Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.


      Liquidity Risk Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.

      Market Risk The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.


      Bonds and other fixed-income securities generally involve less market risk than stocks. However, the risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.


      Operational Risk Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject a fund to losses from fraud, negligence, delay or other actions.

      Political Risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

      Prepayment Risk Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, the fund would generally have to reinvest the proceeds at lower rates.

      Regulatory Risk Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or the fund's performance.

      Valuation Risk The lack of an active trading market may make it difficult to obtain an accurate price for a security held by the fund.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

[X]   Permitted without limitation; does not indicate actual use


20% Bold type (e.g., 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use


20% Roman type (e.g., 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use

[ ]   Permitted, but not expected to be used to a significant extent

--    Not permitted


--------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                       LIMIT
--------------------------------------------------------------------------------

Borrowing The borrowing of money from banks to meet redemptions or for
other temporary or emergency purposes. Speculative exposure risk.        33 1/3%
--------------------------------------------------------------------------------

Currency transactions Instruments, such as options, futures, forwards or swaps, intended to manage fund exposure to currency risk. Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date.
Swaps involve the right or obligation to receive or make payments based on two different currency rates.(1) Correlation, credit, currency, hedged exposure, liquidity, political, speculative exposure,
valuation risks.                                                             [X]
--------------------------------------------------------------------------------

Emerging markets Countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the fund to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the fund to risks beyond those generally encountered in developed countries. Access, currency, information, liquidity, market,
operational, political, valuation risks.                                     35%
--------------------------------------------------------------------------------

Foreign securities Securities of foreign issuers. May include depository receipts. Currency, information, liquidity, market,
political, valuation risks.                                                  [X]
--------------------------------------------------------------------------------

Futures and options on futures Exchange-traded contracts that enable the fund to hedge against or speculate on future changes in currency values, interest rates or stock indexes. Futures obligate the fund (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1)
Correlation, currency, hedged exposure, interest-rate, market,
speculative exposure risks.(2)                                               [ ]
--------------------------------------------------------------------------------

Investment grade debt securities Debt securities rated within the four highest grades (AAA/Aaa through BBB/Baa) by Standard & Poor's or
Moody's rating services, and unrated securities of comparable quality.
Credit, interest-rate, market risks.                                         [X]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                       LIMIT
--------------------------------------------------------------------------------

Mortgage-backed and asset-backed securities Debt securities backed by pools of mortgages, including pass-through certificates and other senior classes of collateralized mortgage obligations (CMOs), or other receivables. Credit, extension, interest-rate, liquidity, prepayment
risks.                                                                       [X]
--------------------------------------------------------------------------------

Municipal securities Debt obligations issued by or on behalf of states, territories and possessions of the U.S. and the District of
Columbia and their political subdivisions, agencies and
instrumentalities. Municipal securities may be affected by
uncertainties regarding their tax status, legislative changes or rights of municipal-securities holders. Credit, interest-rate, market,
regulatory risks.                                                            [X]
--------------------------------------------------------------------------------

Non-investment-grade debt securities Debt securities and convertible securities rated below the fourth-highest grade (BBB/Baa) by Standard
& Poor's or Moody's rating services, and unrated securities of comparable quality. Commonly referred to as junk bonds. Credit,
information, interest-rate, liquidity, market, valuation risks.              35%
--------------------------------------------------------------------------------

Options Instruments that provide a right to buy (call) or sell (put) a particular security, currency or index of securities at a fixed price within a certain time period. The fund may purchase or sell (write)
both put and call options for hedging or speculative purposes. An option is out-of-the money if the exercise price of the option is above, in the case of a call option, or below, in the case of a put option, the current price (or interest rate or yield for certain options) of the referenced security or instrument.(1) Correlation, credit, hedged exposure, liquidity, market, speculative exposure
risks.                                                                       20%
--------------------------------------------------------------------------------

Real-estate investment trusts (REITs) Pooled investment vehicles that invest primarily in income-producing real estate or
real-estate-related loans or interests. Credit, interest-rate, market
risks.                                                                       [ ]
--------------------------------------------------------------------------------

Restricted and other illiquid securities Securities with restrictions on trading, or those not actively traded. May include private
placements. Liquidity, market, valuation risks.                              15%
--------------------------------------------------------------------------------

Securities lending Lending portfolio securities to financial institutions; the fund receives cash, U.S. government securities or bank letters of credit as collateral. Credit, liquidity, market
risks.                                                                   33 1/3%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                       LIMIT
--------------------------------------------------------------------------------

Start-up and other small companies Companies with small relative market capitalizations, including those with continuous operations of less than three years. Information, liquidity, market, valuation
risks.                                                                       [X]
--------------------------------------------------------------------------------

Structured instruments Swaps, structured securities and other instruments that allow the fund to gain access to the performance of a benchmark asset (such as an index or selected stocks) where the fund's direct investment is restricted. Credit, currency, information, interest-rate, liquidity, market, political, speculative exposure,
valuation risks.                                                             [ ]
--------------------------------------------------------------------------------

Temporary defensive tactics Placing some or all of the fund's assets in investments such as money-market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the fund's principal investment strategies and might prevent the fund from achieving its
goal.                                                                        [ ]
--------------------------------------------------------------------------------

Warrants Options issued by a company granting the holder the right to buy certain securities, generally common stock, at a specified price and usually for a limited time. Liquidity, market, speculative
exposure risks.                                                              10%
--------------------------------------------------------------------------------

When-issued securities and forward commitments The purchase or sale of securities for delivery at a future date; market value may change
before delivery. Liquidity, market, speculative exposure risks.              20%
--------------------------------------------------------------------------------

Zero-coupon bonds Debt securities that pay no cash income to holders for either an initial period or until maturity and are issued at a discount from maturity value. At maturity, return comes from the difference between purchase price and maturity value. Interest-rate,
market risks.                                                                [X]
--------------------------------------------------------------------------------

(1) The fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

(2) The fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative.

                                MEET THE MANAGERS


The Credit Suisse Fixed Income Management Team is responsible for the day-to-day management of the fund. The current members of the team are Michael Buchanan, Kevin D. Barry, Jo Ann Corkran, Suzanne E. Moran, David N. Fisher and Craig Ruch.

Michael Buchanan, CFA, Managing Director, is head of U.S. credit products and has been a team member of the fund since April 2004. He joined CSAM in 2003 from Janus Capital Management, where he was an Executive Vice President and managed high yield portfolios in 2003. Previously, Mr. Buchanan was at BlackRock Financial Management from 1998 to 2003, most recently as a Managing Director, a senior high yield portfolio manager and a member of the firm's investment strategy group. From 1990 to 1998, he was a Vice President at Conseco Capital Management, where he managed high yield portfolios and was responsible for the trading of high yield debt, bank loans and emerging market debt. Mr. Buchanan holds a B.A. in business economics and organizational behavior/management from Brown University.

Kevin D. Barry, CFA, Managing Director, is head of U.S. mortgage-backed and government securities and has been a team member of the fund since April 2004. He joined CSAM in 2004 from TimesSquare Capital Management, where he worked from 1997 to 2004, most recently as a Managing Director and senior fixed income portfolio manager. Previously, he was a founding partner and fixed income portfolio manager at 1838 Investment Advisors; a Vice President and fixed income portfolio manager at Manufacturers Hanover Trust Company; and a senior fixed income trader at CIGNA Corp. Mr. Barry holds a B.S. in finance from LaSalle University and an MSc. in financial management from the University of London.


Jo Ann Corkran, Managing Director, has been a team member of the fund since January 2001. She joined CSAM in 1997 from Morgan Stanley, where she headed the mortgage and asset-backed research group. Previously, she worked in the insurance group within fixed income research at First Boston and as a pension analyst at Buck Consultants. Ms. Corkran holds a B.A. in Mathematics from New York University and has qualified as a Fellow of the Society of Actuaries.


Suzanne E. Moran, Managing Director, has been a team member of the fund since July 2002. She came to CSAM in 1995 as a result of Credit Suisse's acquisition of CS First Boston Investment Management (CS First Boston). She joined CS First Boston in 1991. Ms. Moran holds a B.A. in Finance from the University of Maryland.


           Job titles indicate position with the investment adviser.

David N. Fisher, Director, has been a team member of the fund since May 2003. He is a fixed-income portfolio manager specializing in U.S. corporate debt and global fixed-income portfolios. Mr. Fisher came to Credit Suisse Asset Management, LLC as a result of Credit Suisse's acquisition of Donaldson, Lufkin & Jenrette, Inc. in 2000, to which the Brundage Fixed Income Group was sold earlier the same year, and where he was a vice president. Previously, he was a vice president and held similar responsibilities at Brundage, Story & Rose. Prior to joining Brundage, Story & Rose, Mr. Fisher was a portfolio manager of global and emerging-market debt at Fischer Francis Trees & Watts from 1993 to 1999. He holds a B.A. in East Asian history from Princeton University.

Craig Ruch, CFA, Director, is a portfolio manager responsible for investment-grade corporate bonds and has been a team member of the fund since April 2004. He joined CSAM in 2004. Mr. Ruch began his career at Conseco Capital Management, where he worked from 1994 to 2000, most recently as a Second Vice President and co-portfolio manager focusing on investment-grade and crossover-credit corporate debt. Subsequently, he was a senior fixed income trader at Salomon Smith Barney, with responsibility for managing investment-grade telecommunications and utility debt, from 2000 to 2003; and a senior fixed income trader at Janus Capital Management in 2003 and 2004. Mr. Ruch holds a B.S. in finance from Indiana University.


            Job titles indicate position with the investment adviser.

                              MORE ABOUT YOUR FUND

SHARE VALUATION


      The net asset value of the fund is determined daily as of the close of regular trading (normally 4 PM eastern time) on the New York Stock Exchange, Inc. (the "NYSE") on each day the NYSE is open for business. The fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The fund may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities.

      The fund's fair valuation policies are designed to reduce dilution and other adverse effects on long-term shareholders of trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value procedures to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

      Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the fund does not compute its price. This could cause the value of the fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.


DISTRIBUTIONS

      As a fund investor, you will receive distributions.

      The fund earns dividends from stocks and interest from bond, money- market and other investments. These are passed along as dividend distributions. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

      The fund declares dividends daily and pays them monthly. The fund typically distributes capital gains annually, usually in December. The fund may make additional distributions and dividends at other times if necessary for the fund to avoid a federal tax.

      Distributions may be reinvested in additional shares without any initial or deferred sales charge.

      Estimated year-end distribution information, including record and payment dates, generally will be available late in the year from your broker-dealer, financial intermediary or financial institution (each a "financial representative") or by calling 800-927-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the fund.

TAXES

      As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.


      The following discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the tax consequences to you of an investment in the fund.


TAXES ON DISTRIBUTIONS

      As long as the fund continues to meet the requirements for being a tax-qualified regulated investment company, the fund pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.

      Distributions you receive from the fund, whether reinvested or taken in cash, are generally taxable. Distributions from the fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions from other sources, including short-term capital gains, are generally taxed as ordinary income.

      If you buy shares shortly before or on the "record date"--the date that establishes you as the person to receive the upcoming distribution--you may receive a portion of the money you just invested in the form of a taxable distribution.

      We will mail to you a Form 1099-DIV every January, which details your distributions for the prior year and their federal tax category, including the portion taxable as long-term capital gains. If you do not provide us, or our paying agent, with your correct taxpayer identification number or certification that you are exempt from backup withholding, a portion of your distributions, dividends and redemption proceeds may be withheld for federal income tax purposes.

TAXES ON TRANSACTIONS INVOLVING FUND SHARES

      Any time you sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. If you held the shares as capital assets, such gain or loss will be long-term capital gain or loss if you held the shares for more than one year. You are responsible for any tax liabilities generated by your transactions.

STATEMENTS AND REPORTS

      The fund produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its Prospectus annually. The fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the fund may choose to mail only one report, Prospectus or proxy statement to your household, even if more than one person in the household has an account with the fund. If you would like to receive additional reports, Prospectuses or proxy statements, please contact your financial representative or call 800-927-2874.


      The fund discloses its portfolio holdings and certain of the fund's statistical characteristics, such as industry diversification, as of the end of each calendar month on its website, www.csam.com/us. This information is posted on the fund's website after the end of each month and generally remains available until the portfolio holdings and other information as of the end of the next calendar month is posted on the website. A description of the fund's policies and procedures with respect to disclosure of its portfolio securities is available in the fund's SAI.

                           CHOOSING A CLASS OF SHARES

      This Prospectus offers you a choice of three classes of shares: Classes A, B and C. Choosing which of these classes of shares is best for you depends on a number of factors, including the amount and intended length of your investment.

o Class A shares may be a better choice than Class B or C if you are investing for the long term, especially if you are eligible for a reduced sales charge

o Class B and C shares permit all of your investment dollars to go to work for you right away, but they have higher expenses than Class A shares and deferred sales charges


o Class C shares may be best for an investor with a shorter time horizon because they have a lower sales charge than Class A or Class B shares, but because they have higher annual expenses, Class C shares are generally not appropriate if you are investing for the long-term.


o Class B shares would be a better choice than Class C shares only if you do not expect to redeem your shares in the next four years

      We describe each class of shares in detail in "Other Shareholder Information." The table below gives you a brief comparison of the main features of Class A, Class B and Class C, which we recommend you discuss with your financial representative. Your financial representative will receive higher compensation if you choose Class B rather than Class A or Class C.

-------------------------------------------------------------------------------------------------
                                          MAIN FEATURES
-------------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------------
o    Initial sales charge of up to 4.75%          o    Lower annual expenses than Class B or C
                                                       because of lower 12b-1 fee
o    Lower sales charge for large purchases

o    No charges when you sell shares (except on
     certain redemptions of shares bought
     without an initial sales charge)
-------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------
o    No initial sales charge                      o    Higher annual expenses than Class A shares
                                                       because of higher 12b-1 fee
o    Deferred sales charge of up to 4.00% if
     you sell shares within 4 years of purchase   o    Automatic conversion to Class A shares
                                                       after 8 years, reducing future annual
o    Deferred sales charge declining to zero           expenses
     after 4 years
-------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------
o    No initial sales charge                      o    Higher annual expenses than Class A shares
                                                       because of higher 12b-1 fee

o    Deferred sales charge of 1.00% if you sell   o    No conversion to Class A shares, so annual
     shares during the first year of purchase          expenses remain higher
-------------------------------------------------------------------------------------------------

      You may also go to the NASD website, www.nasdr.com, and click on "Understanding Mutual Fund Classes" under "Investor Education: Investor Alerts" for more helpful information on how to select the appropriate class in which to invest.

                            BUYING AND SELLING SHARES

OPENING AN ACCOUNT

      You should contact your financial representative to open an account and make arrangements to buy shares. Your financial representative will be responsible for furnishing all necessary documents to us, and may charge you for his or her services. All classes of shares may not be available through all financial representatives. You should contact your financial representative for further information.

BUYING AND SELLING SHARES

      The fund is open on those days when the NYSE is open, typically Monday through Friday. Your financial representative must receive your purchase order in proper form prior to the close of the NYSE (usually 4 p.m. Eastern Time) in order for it to be priced at the day's offering price. If the financial representative receives it after that time, it will be priced at the next business day's offering price. Investors may be charged a fee by a financial representative for transactions effected through it. "Proper form" means your financial representative has received a completed purchase application and payment for shares (as described in this Prospectus). The fund reserves the right to reject any purchase order.

      The minimum initial investment in all classes of the fund is $2,500, and the minimum for additional investments is $100. For IRA accounts, the minimum initial investment amount is $500, and the minimum for additional investments is $100, except the minimum additional investment for electronic transfers (ACH) is $50. Your financial representative may have different minimum investment amount requirements. There are no minimum investment amount requirements for retirement plan programs but the minimum investment amounts do apply to IRA accounts. The fund reserves the right to modify or waive the minimum investment amount requirements.

      The maximum investment amount in Class B shares is $250,000. The maximum investment amount in Class C shares is $1,000,000.


      In order to help the government combat the funding of terrorism and money laundering, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. If you do not provide the information requested, the fund will not be able to open your account. If the fund is unable to verify your identity or the identity of any person authorized to act on your behalf, the fund and CSAM reserve the right to close your account and/or take such other action they deem reasonable or required by law. If your account is closed, your fund shares will be redeemed at the NAV per share next calculated after the determination has been made to close your account.


      You should contact your financial representative to redeem shares of the fund. Your redemption will be processed at the NAV per share after your request is received in proper form. If you own Class B or Class C shares or purchased Class A shares without paying an initial sales charge, any applicable CDSC will be applied to the NAV and deducted from your redemption proceeds. The value of your shares may be more or less than your initial investment depending on the NAV of the fund on the day you redeem.


      Your financial representative may impose a minimum account balance required to keep your account open. If your fund account falls below $250 due to redemptions or exchanges, the fund may ask you to increase your balance. If it is still below the minimum after 60 days' notice, the fund reserves the right to close the account and mail you the proceeds. The fund reserves the right to change the minimum account balance requirement after 15 days' notice to current shareholders of any increases. The fund also reserves the right, if it raises the minimum account balance, to close your account if your account does not meet the new minimum and mail you the proceeds, after providing you with 60 days' notice as described above.


EXCHANGING SHARES

      You should contact your financial representative to request an exchange into the same class of another Credit Suisse Fund or into a Credit Suisse money market fund. A sales charge differential may apply. Be sure to read the current Prospectus for the new fund.

      The fund reserves the right to

o     reject any purchase order made by means of an exchange from another fund

o change or discontinue its exchange privilege after 60 days' notice to current investors

o temporarily suspend the exchange privilege during unusual market conditions


      If a fund rejects an exchange purchase, your request to redeem shares out of another Credit Suisse fund will be processed. Your redemption request will be priced at the next computed NAV.


      For more information regarding buying, selling or exchanging shares, contact your financial representative or call 800-927-2874.

                              SHAREHOLDER SERVICES

AUTOMATIC SERVICES

      Buying or selling shares automatically is easy with the services described below. You can set up or change most of these services by calling your financial representative.

AUTOMATIC MONTHLY INVESTMENT PLAN

      For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

      For making automatic monthly, quarterly, semi-annual or annual withdrawals of $250 or more.

TRANSFERS/GIFTS TO MINORS

      Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act
(UGMA). Please consult your tax professional about these types of accounts.

                                 OTHER POLICIES

TRANSACTION DETAILS

      You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

      Your purchase order will be canceled if you place a telephone order by 4 p.m. Eastern Time and we do not receive your wire that day. Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if your investment check or electronic ACH transfer does not clear. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.


      Uncashed redemption or distribution checks do not earn interest.


FREQUENT PURCHASES AND SALES OF FUND SHARES


      Frequent purchases and redemptions of fund shares present risks to the fund's long-term shareholders. These risks include the potential for dilution in the value of fund shares; interference with the efficient management of the fund's portfolio, such as the need to keep a larger portion of the portfolio invested in cash or short-term securities, or to sell securities, rather than maintaining full investment in securities selected to achieve the fund's investment objective; losses on the sale of investments resulting from the need to sell portfolio securities at less favorable prices; increased taxable gains to the fund's remaining shareholders resulting from the need to sell securities to meet redemption requests; and increased brokerage and administrative costs. These risks may be greater for funds investing in securities that are believed to be more susceptible to pricing discrepancies, such as foreign securities, high yield debt securities and small capitalization securities, as certain investors may seek to make short-term trades as part of strategies aimed at taking advantage of "stale" or otherwise inaccurate prices for fund portfolio holdings (e.g., "time zone arbitrage").

      The fund will take steps to detect and eliminate excessive trading in fund shares, pursuant to the fund's policies as described in this Prospectus and approved by the Board of Trustees. The fund defines excessive trading or "market timing" as two round trips (purchase and redemption of comparable assets) by an investor within 60 days. An account that is determined to be engaged in market timing will be restricted from making future purchases or exchange purchases in any of the Credit Suisse Funds. In determining whether the account has engaged in market timing, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the Credit Suisse Funds and their shareholders. These policies apply to all accounts shown on the fund's records. The fund works with financial intermediaries that maintain omnibus accounts to monitor trading activity by underlying shareholders within the accounts to detect and eliminate excessive trading activity but may not be successful in causing intermediaries to limit frequent trading by their customers. Consequently, there can be no assurance that excessive trading will not occur.

      The fund reserves the right to reject a purchase or exchange purchase order for any reason with or without prior notice to the investor. In particular, the fund reserves the right to reject a purchase or exchange order from any investor or intermediary that the fund has reason to think could be a frequent trader, whether or not the trading pattern meets the criteria for "market timing" above and whether or not that investor or intermediary is currently a shareholder in any of the Credit Suisse Funds.

      The fund has also adopted fair valuation policies to protect the fund from "time zone arbitrage" with respect to foreign securities holdings and other trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. See "More About Your Fund -- Share Valuation."

      There can be no assurance that these policies and procedures will be effective in limiting excessive trading in all cases. In particular, the fund may not be able to monitor, detect or limit excessive trading by the underlying shareholders of omnibus accounts maintained by brokers, insurers and fee based programs, although the fund has not entered into arrangements with these persons or any other person to permit frequent purchases or redemptions of fund shares. Depending on the portion of fund shares held through such financial intermediaries (which may represent most of fund shares), excessive trading of fund shares could adversely affect long-term shareholders (as described above). It should also be noted that shareholders who invest through omnibus accounts may be subject to the policies and procedures of their financial intermediaries with respect to excessive trading of fund shares, which may define market timing differently than the fund does and have different consequences associated with it.

      The fund's policies and procedures may be modified or terminated at any time upon notice of material changes to shareholders and prospective investors.


SPECIAL SITUATIONS

      The fund reserves the right to:


o     charge a wire-redemption fee


o make a "redemption in kind"--payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt fund operations

o suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

o stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                          OTHER SHAREHOLDER INFORMATION

CLASSES OF SHARES AND SALES CHARGES

      Class A, B and C shares are identical except in three important ways: (1) each class bears different distribution service fees and sales charges, (2) each class has different exchange privileges and (3) only Class B shares have a conversion feature. Class A, Class B and Class C shareholders have exclusive voting rights relating to their respective class's 12b-1 Plan.

CLASS A SHARES

OFFERING PRICE

      The offering price for Class A shares is the NAV plus the applicable sales charge (unless you are entitled to a waiver):

                         INITIAL SALES CHARGE -- CLASS A

----------------------------------------------------------------------------------------------
                                                                            Commission to
                                      As a % of         As a % of     Financial Representative
Amount Purchased                   Amount Invested   Offering Price   as a % of Offering Price
----------------------------------------------------------------------------------------------
Less than $50,000                       4.99%             4.75%                 4.25%
----------------------------------------------------------------------------------------------
$50,000 to less than $100,000           4.71%             4.50%                 4.00
----------------------------------------------------------------------------------------------
$100,000 to less than $250,000          3.63%             3.50%                 3.25%
----------------------------------------------------------------------------------------------
$250,000 to less than $500,000          2.85%             2.50%                 2.25%
----------------------------------------------------------------------------------------------
$500,000 to less than $1,000,000        2.04%             2.00%                 1.75%
----------------------------------------------------------------------------------------------
$1,000,000 or more                         0*                0                   .50%**
----------------------------------------------------------------------------------------------

* On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described below under "Class A Limited CDSC").

** The distributor may pay a financial representative a fee as follows: up to .50% on purchases of up to and including $3 million, up to .25% on the next $47 million, and up to .125% on purchase amounts over $50 million.

      The reduced sales charges shown above apply to the total amount of purchases of Class A shares of the fund made at one time by any "purchaser." The term "purchaser" includes:

1. Individuals and Members of Their Immediate Families: an individual, the individual's spouse or domestic partner, and his or her children and parents (each, an "immediate family member"), including any Individual Retirement Account (IRA) of the individual or an immediate family member;

2. Controlled Companies: any company controlled by the individual and/or an immediate family member (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

3. Related Trusts: a trust created by the individual and/or an immediate family member, the beneficiaries of which are the individual and/or an immediate family member; and

4. UGMA Accounts: a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual and or an immediate family member.

      If you qualify for reduced sales charges based on purchases you are making at the same time in more than one type of account listed above, you must notify your financial representative at the time of purchase and request that your financial representative notify the fund's transfer agent or distributor. For more information, contact your financial representative.

      All accounts held by any "purchaser" will be combined for purposes of qualifying for reduced sales charges under the Letter of Intent, Right of Accumulation and Concurrent Purchases privileges, which are discussed in more detail below. Your financial representative may not know about all your accounts that own shares of the Credit Suisse Funds. In order to determine whether you qualify for a reduced sales charge on your current purchase, you must notify your financial representative of any other investments that you or your related accounts have in the Credit Suisse Funds, such as shares held in an IRA, shares held by a member of your immediate family or shares held in an account at a broker-dealer or financial intermediary other than the financial representative handling your current purchase. For more information about qualifying for reduced sales charges, consult your financial intermediary, which may require that you provide documentation concerning related accounts.

      From time to time, the distributor may re-allow the full amount of the sales charge to financial representatives as a commission for sales of such shares. They also receive a service fee at an annual rate equal to .25% of the average daily net assets represented by the Class A shares they are servicing.

      The initial sales charge is waived for the following shareholders or transactions:

1.    investment advisory clients of CSAM;

2. officers, current and former directors of the fund, current and former directors or trustees of other investment companies managed by CSAM or its affiliates, officers, directors and full-time employees of the CSAM affiliates; or the spouse, siblings, children, parents, or grandparents of any such person or any such person's spouse (collectively, "relatives"), or any trust or IRA or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be sold except to the fund);

3. an agent or broker of a dealer that has a sales agreement with the distributor for his or her own account or an account of a relative of any such person, or any trust or IRA self-employed retirement plan for the benefit of any such person or relative (such shares may not be resold except to the fund);

4. shares purchased by (a) registered investment advisers ("RIAs") on behalf of fee-based accounts or (b) broker-dealers that have sales agreements with the fund and for which shares have been purchased on behalf of wrap fee client accounts, and for which such RIAs or broker-dealers perform advisory, custodial, record keeping or other services;

5. shares purchased for 401(k) Plans, 403 Plans, 457 Plans employee benefit plans sponsored by an employer and pension plans;

6.    Class B shares that are automatically converted to Class A shares;

7. Class A shares acquired when dividends and distributions are reinvested in the fund; and

8. Class A shares offered to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise.

      If you qualify for a waiver of the sales charge, you must notify your financial representative at the time of purchase and request that your financial representative notify the fund's transfer agent or distributor. For more information, contact your financial representative.

      Reduced initial sales charges are available if you qualify under one of the following privileges:

      Letter of Intent. You can use a letter of intent to qualify for reduced sales charges if you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gains distributions) in Class A shares of the fund during the next 13 months (based on the public offering price of shares purchased). A letter of intent is a letter you sign under which the fund agrees to impose a reduced sales charge based on your representation that you intend to purchase at least $50,000 of Class A shares of the fund. You must invest at least $1,000 when you submit a Letter of Intent, and you may include purchases of fund shares made up to 90 days before the receipt of the Letter. Letters of Intent may be obtained by contacting your financial representative and should be submitted to the fund's distributor or transfer agent. The 13-month period during which the Letter is in effect will begin on the date of the earliest purchase to be included. Completing a Letter of Intent does not obligate you to purchase additional shares, but if you do not buy enough shares to qualify for the projected level of sales charges by the end of the 13-month period (or when you sell your shares, if earlier), your sales charges will be recalculated to reflect the actual amount of your purchases. You must pay the additional sales charge within 30 days after you are notified or the additional sales charge will be deducted from your account.

      Right of Accumulation. You may be eligible for reduced sales charges based upon the current NAV of shares you own in the fund or other Credit Suisse Funds. The sales charge on each purchase of fund shares is determined by adding the current net asset value of all the classes of shares the investor currently holds to the amount of fund shares being purchased. The Right of Accumulation is illustrated by the following example: If an investor holds shares in any Credit Suisse Fund currently valued in the amount of $50,000, a current purchase of $50,000 will qualify for a reduced sales charge (i.e., the sales charge on a $100,000 purchase).


      The reduced sales charge is applicable only to current purchases. Your financial representative must notify the transfer agent or the distributor that the account is eligible for the Right of Accumulation.

      Concurrent Purchases. You may be eligible for reduced sales charges based on concurrent purchases of any class of shares purchased in any Credit Suisse Fund. For example, if the investor concurrently invests $25,000 in one fund and $25,000 in another, the sales charge on both funds would be reduced to reflect a $50,000 purchase. Your financial representative must notify the transfer agent or the distributor prior to your purchase that you are exercising the Concurrent Purchases privilege.

      Reinstatement Privilege. The Reinstatement Privilege permits shareholders to reinvest the proceeds of a redemption of the fund's Class A shares within 30 days from the date of redemption in Class A shares of the fund or of another Credit Suisse Fund without an initial sales charge. Your financial representative must notify the transfer agent or the distributor prior to your purchase in order to exercise the Reinstatement Privilege. In addition, a Limited CDSC paid to the distributor may be credited with the amount of the Limited CDSC in shares of the Credit Suisse Fund at the current net asset value if a shareholder reinstates his fund account holdings within 30 days from the date of redemption.


      Class A Limited CDSC. A Limited Contingent Deferred Sales Charge ("Limited CDSC") will be imposed by the fund upon redemptions of Class A shares made within 12 months of purchase, if such purchases were made at NAV on a purchase of $1,000,000 or more and the distributor paid a commission to the financial representative.


      The Limited CDSC also applies to redemptions of shares of other funds into which such Class A shares are exchanged. Any Limited CDSC charged on a redemption of exchanged-for fund shares is computed in the manner set forth in the exchanged-for fund's prospectus. You will not have to pay a Limited CDSC when you redeem fund shares that you purchased in exchange for shares of another fund, if you paid a sales charge when you purchased that other fund's shares.

      The Limited CDSC will be paid to the distributor and will be equal to the lesser of 0.50% of:

o     the NAV at the time of purchase of the Class A shares being redeemed; or

o     the NAV of such Class A shares at the time of redemption.

      For purposes of this formula, the "net asset value at the time of purchase" will be the NAV at the time of purchase of such Class A shares, even if those shares are later exchanged. In the event of an exchange of such Class A shares, the "net asset value of such shares at the time of redemption" will be the NAV of the shares into which the Class A shares have been exchanged. The Limited CDSC on Class A shares will be waived on redemptions made pursuant to the fund's automatic withdrawal plan under the same circumstances as outlined in item (3) below related to the waiver of the CDSC on Class B shares.


CLASS B SHARES


      You may choose to purchase Class B shares at the fund's NAV, although such shares may be subject to a CDSC when you redeem your investment within four years. The CDSC does not apply to investments held for more than four years. Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that you have held the longest.

      When the CDSC is imposed, the amount of the CDSC will depend on the number of years that you have held the shares according to the table set forth below. The CDSC will be assessed on an amount equal to the lesser of the then current NAV or the original purchase price of the shares identified for redemption.


----------------------------------------
Year after Purchase      CDSC Percentage
----------------------------------------
        1st                     4%
----------------------------------------
        2nd                     3%
----------------------------------------
        3rd                     2%
----------------------------------------
        4th                     1%
----------------------------------------
   After 4th year              None
----------------------------------------

      Financial representatives selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell. Beginning on the first anniversary of the date of purchase, they also receive a service fee at an annual rate equal to .25% of the average daily net assets represented by the Class B shares they are servicing.

      The CDSC on class B shares will be waived for the following shareholders or transactions:

1. shares received pursuant to the exchange privilege which are currently exempt from a CDSC;

2. redemptions as a result of shareholder death or disability (as defined in the Internal Revenue Code of 1986, as amended);

3. redemptions made pursuant to the fund's automatic withdrawal plan pursuant to which up to 1% monthly or 3% quarterly of an account (excluding dividend reinvestments) may be withdrawn, provided that no more than 12% of the total market value of an account may be withdrawn over any 12 month period. Shareholders who elect automatic withdrawals on a semi-annual or annual basis are not eligible for the waiver;

4. redemptions related to required minimum distributions from retirement plans or accounts at age 70 1/2, which are required without penalty pursuant to the Internal Revenue Code; and

5. Class B shares acquired when dividends and distributions are reinvested in the fund.

      Redemptions effected by the fund pursuant to its right to liquidate a shareholder's account with a current net asset value of less than $250 will not be subject to the CDSC. In addition, Class B shares held for eight years after purchase will be automatically converted into Class A shares and accordingly will no longer be subject to the CDSC, as follows:

--------------------------------------------------------------------------------
Class B Shares                      When converted to Class A
--------------------------------------------------------------------------------
Shares issued at initial purchase   Eight years after the date of purchase
--------------------------------------------------------------------------------
Shares issued on reinvestment of    In the same proportion as the number of
dividends and distributions         Class B shares converting is to total Class
                                    B shares you own (excluding shares issued as
                                    a dividend)
--------------------------------------------------------------------------------
Shares issued upon exchange from    On the date the shares originally acquired
another Credit Suisse Fund          would have converted into Class A shares
--------------------------------------------------------------------------------

      Reinstatement Privilege. If you redeemed Class B or Class C shares of a Credit Suisse Fund in the past 30 days and paid a deferred sales charge, you may buy Class B or Class C shares, as appropriate, of the fund or of another Credit Suisse Fund at the current net asset value and be credited with the amount of the deferred sales charges in shares of the Credit Suisse Fund, if the distributor or the transfer agent is notified.

CLASS C SHARES


      You may choose to purchase Class C shares at the fund's NAV, although such shares will be subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for Class C shares of another Credit Suisse Fund, the CDSC is computed in the manner set forth in the exchanged-for fund's prospectus. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares. The 1% CDSC on Class C shares will be applied in the same manner as the CDSC on Class B shares and waived under the circumstances that would result in a waiver of the CDSC on Class B shares. Class C shares are not convertible to Class A shares and are subject to a distribution fee of 1.00% of average daily net assets.


      Financial representatives selling Class C shares receive a commission of up to 1.00% of the purchase price of the Class C shares they sell. Also, beginning on the first anniversary of the date of purchase, they receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares held by their clients.

ADVISOR CLASS AND COMMON CLASS SHARES


      The fund also offers Advisor Class shares and Common Class shares through separate Prospectuses. Advisor Class shares are available to eligible investors through certain intermediaries or directly without the imposition of a sales charge but with an ongoing service and distribution fee of .50%. Eligible investors may be eligible to purchase Common Class shares through certain intermediaries or directly without the imposition of a sales charge. The fund's Common Class shares are closed to new investors, other than (1) investors in employee retirement, stock, bonus, pension or profit sharing plans, (2) investment advisory clients of CSAM, (3) certain registered investment advisers ("RIAs"), (4) certain broker-dealers and RIAs with clients participating in comprehensive fee programs and (5) employees of CSAM or its affiliates and current and former Directors or Trustees of funds advised by CSAM or its affiliates. Any Common Class shareholder as of the close of business on December 12, 2001 can continue to buy Common Class shares of the fund and open new accounts under the same social security number.


      Prospective investors may be required to provide documentation to determine their eligibility to purchase Advisor Class or Common Class shares.

                                OTHER INFORMATION

ABOUT THE DISTRIBUTOR

      Credit Suisse Asset Management Securities, Inc., an affiliate of CSAM, is responsible for making the fund available to you.

      The fund has adopted 12b-1 Plans for Class A, B and C shares pursuant to the rules under the Investment Company Act of 1940. These plans allow the fund to pay distribution and service fees for the sale and servicing of Classes A, B and C of the fund's shares. Under the plans, the distributor is paid 0.25%, 1.00%, and 1.00% of the average daily net assets of the fund's Class A, B and C shares, respectively. Since these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment. These fees may cost you more than paying other types of sales charges.

      Distribution and service fees on Class A, B and C shares are used to pay the distributor to promote the sale of shares and the servicing of accounts of the fund. The distributor also receives sales charges as compensation for its expenses in selling shares, including the payment of compensation to financial representatives.

      The expenses incurred by the distributor under the 12b-1 Plans for Class A, B and C shares include the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders. They also include purchasing radio, television, newspaper and other advertising and compensating the distributor's employees or employees of the distributor's affiliates for their distribution assistance.

      The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. CSAM or an affiliate may make similar payments under similar arrangements. For further information on the distributor's payments for distribution and shareholder servicing, see "Management of the Fund - Distribution and Shareholder Servicing" in the SAI.

                       This page intentionally left blank

                       This page intentionally left blank

                       This page intentionally left blank

                              FOR MORE INFORMATION

      More information about the fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

      Includes financial statements, portfolio investments and detailed performance information.

      The Annual Report also contains a letter from the fund's managers discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

OTHER INFORMATION


      A current SAI which provides more details about the fund is on file with the SEC and is incorporated by reference.


      You may visit the SEC's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

      Please contact Credit Suisse Funds to obtain, without charge, the SAI and Annual and Semiannual Reports, and other information and to make shareholder inquiries:

BY TELEPHONE:
   800-927-2874

BY FACSIMILE:
   888-606-8252

BY MAIL:
   Credit Suisse Funds
   P.O. Box 55030
   Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Funds
   66 Brooks Drive
   Braintree, MA 02184

ON THE INTERNET:

   www.csam.com/us


SEC file number:
Credit Suisse
Fixed Income Fund                             811-05039


P.O. BOX 55030, BOSTON, MA 02205-5030                        CREDIT | ASSET
800-927-2874   o    WWW.CSAM.COM/US                          SUISSE | MANAGEMENT

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       CSFIX-1-0205

                                                             CREDIT | ASSET
                                                             SUISSE | MANAGEMENT

CREDIT SUISSE ADVISOR FUNDS

Prospectus

         Advisor Class


         February 28, 2005


                  o  CREDIT SUISSE
                     FIXED INCOME FUND

As with all mutual funds, the Securities and Exchange Commission has not approved this fund, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

Credit Suisse Advisor Funds are advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS


KEY POINTS.................................................................    4
   Goal And Principal Strategies...........................................    4
   A Word About Risk.......................................................    4
   Investor Profile........................................................    5

PERFORMANCE SUMMARY........................................................    6
   Year-by-Year Total Returns..............................................    6
   Average Annual Total Returns............................................    7

INVESTOR EXPENSES..........................................................    8
   Fees and Fund Expenses..................................................    8
   Example.................................................................    9

THE FUND IN DETAIL ........................................................   10
   The Management Firm.....................................................   10
   Fund Information Key....................................................   10
   Goal and Strategies.....................................................   11
   Portfolio Investments...................................................   11
   Risk Factors............................................................   12
   Portfolio Management....................................................   13
   Financial Highlights....................................................   14

MORE ABOUT RISK............................................................   15
   Introduction............................................................   15
   Types of Investment Risk................................................   15
   Certain Investment Practices............................................   17

MEET THE MANAGERS..........................................................   20

MORE ABOUT YOUR FUND.......................................................   22
   Share Valuation.........................................................   22
   Account Statements......................................................   22
   Distributions...........................................................   23
   Taxes...................................................................   23

OTHER INFORMATION..........................................................   25
   About the Distributor...................................................   25

BUYING SHARES..............................................................   26

SELLING SHARES.............................................................   29

SHAREHOLDER SERVICES.......................................................   31

OTHER POLICIES.............................................................   32

FOR MORE INFORMATION................................................   backcover

                                   KEY POINTS

                          GOAL AND PRINCIPAL STRATEGIES


-----------------------------------------------------------------------------------------------------
GOAL                       PRINCIPAL STRATEGIES                            PRINCIPAL RISK FACTORS
-----------------------------------------------------------------------------------------------------
To generate high           o  Invests at least 80% of its net assets,      o  Credit risk
current income                plus any borrowings for investment
consistent with               purposes, in fixed-income securities         o  Foreign securities risk
reasonable risk and,
secondarily, capital       o  Normally maintains a weighted-average        o  Interest-rate risk
appreciation                  portfolio maturity of 10 years or less
                                                                           o  Market risk
                           o  Favors investment-grade securities, but
                              may diversify credit quality in pursuit      o  Speculative risk
                              of its goal
-----------------------------------------------------------------------------------------------------


A WORD ABOUT RISK

      All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

      Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

      Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CREDIT RISK

      The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.


FOREIGN SECURITIES RISK


      Since this fund invests in foreign securities, it carries additional risks that include:

o Currency risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses. Although the fund may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies, it is not required to do so.

o Information risk Key information about an issuer, security or market may be inaccurate or unavailable.

o Political risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

INTEREST-RATE RISK

      Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

MARKET RISK

      The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

      Bonds and other fixed-income securities generally involve less market risk than stocks. The risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

SPECULATIVE RISK

      To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

INVESTOR PROFILE

      This fund is designed for investors who:

o     are seeking investment income

o are looking for higher potential returns than money-market funds and are willing to accept more risk and volatility than money-market funds

o     want to diversify their portfolios with fixed-income funds

      It may NOT be appropriate if you:

o     are investing for maximum return over a long time horizon

o     require stability of your principal

      You should base your investment decisions on your own goals, risk preferences and time horizon.

                               PERFORMANCE SUMMARY

The bar chart and the table below provide an indication of the risks of investing in the fund. The bar chart shows you how performance of the fund's Advisor Shares has varied from year to year for up to 10 years. The table compares the fund's performance (before and after taxes) over time to that of a broad-based securities market index. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.

                           YEAR-BY-YEAR TOTAL RETURNS

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


--------------------------------------------------------------------------------------------------------
                                    1997     1998     1999     2000     2001     2002     2003     2004
--------------------------------------------------------------------------------------------------------
                                    8.53%    6.14%    -0.3%    9.24%    5.39%    1.33%    6.22%    4.45%

Best quarter:
        3.79% (Q4 02)
Worst quarter:
        -2.60% (Q2 04)
Inception date:
        7/3/96
--------------------------------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS


----------------------------------------------------------------------------
    PERIOD ENDED           ONE YEAR    FIVE YEARS      LIFE OF     INCEPTION
      12/31/04:              2004      2000--2004       CLASS        DATE
----------------------------------------------------------------------------
RETURN BEFORE TAXES          4.45%        5.51%         5.58%       7/3/96
----------------------------------------------------------------------------
RETURN AFTER TAXES
ON DISTRIBUTIONS             3.30%        3.62%         3.46%
----------------------------------------------------------------------------
RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE
OF FUND SHARES               2.87%        3.53%         3.44%
----------------------------------------------------------------------------
LEHMAN BROTHERS
U.S. AGGREGATE BOND
INDEX (REFLECTS NO
DEDUCTION FOR FEES,
EXPENSES OR TAXES)(1)        4.34%          N/A         7.13%
----------------------------------------------------------------------------

(1)   The Lehman Brothers U.S. Aggregate Bond Index is composed of the
      Lehman Brothers Government/CorporateBond Index and the Lehman Brothers Mortgage-Backed Securities Index. It includes U.S. treasury and agency issues, corporate bond issues and mortgage-backed securities rated investment-grade or higher by Moody's Investors Service; the Standard & poor's Division of The McGraw-Hill Companies, Inc.; or Fitch IBCA Service. Investors cannot invest directly in an index.


                            UNDERSTANDING PERFORMANCE

o Total return tells you how much an investment in a fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

o A cumulative total return is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

o An average annual total return applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

o Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

o After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

                                INVESTOR EXPENSES

                             FEES AND FUND EXPENSES


The table describes the fees and expenses you may pay as a shareholder. Annual fund operating expenses are for the fiscal year ended October 31, 2004.

--------------------------------------------------------------------------------
Shareholder fees
(paid directly from your investment)
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                                   NONE
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)(as a percentage
of original purchase price or redemption
proceeds, as applicable)                                              NONE
--------------------------------------------------------------------------------
Maximum sales charge (load) on reinvested distributions
(as a percentage of offering price)                                   NONE
--------------------------------------------------------------------------------
Redemption fees                                                       NONE
--------------------------------------------------------------------------------
Exchange fees                                                         NONE
--------------------------------------------------------------------------------
Annual fund operating expenses
 (deducted from fund assets)
--------------------------------------------------------------------------------
Management fee                                                        0.50%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fee                                  0.50%
--------------------------------------------------------------------------------
Other expenses                                                        0.49%
--------------------------------------------------------------------------------
Total annual fund operating expenses*                                 1.49%
--------------------------------------------------------------------------------

* Estimated fees and expenses for the fiscal year ending October 31, 2005 (after waivers and expense reimbursements or credits) are shown below. Fee waivers and expense reimbursements or credits are voluntary and may be discontinued at any time.



EXPENSES AFTER WAIVERS
AND REIMBURSEMENTS

Management fee                                                         0.21%
Distribution and service (12b-1) fee                                   0.50%
Other expenses                                                         0.49%
                                                                      ------
Net annual fund operating expenses                                     1.20%

                                     EXAMPLE


This example may help you compare the cost of investing in this fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.


Assume you invest $10,000, the fund returns 5% annually, expense ratios remain as listed in the first table on the opposite page (before fee waivers and expense reimbursements or credits) and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:


--------------------------------------------------------------------------------
        ONE               THREE              FIVE               TEN
        YEAR              YEARS              YEARS             YEARS
--------------------------------------------------------------------------------
        $152              $471               $813             $1,779
--------------------------------------------------------------------------------

                               THE FUND IN DETAIL

THE MANAGEMENT FIRM

CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

o     Investment adviser for the fund

o Responsible for managing the fund's assets according to its goal and strategies

o A member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients


o As of December 31, 2004, Credit Suisse Asset Management companies manage approximately $27.4 billion in the U.S. and $341.7 billion globally

o Credit Suisse Asset Management has offices in 16 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Amsterdam, Budapest, Frankfurt, Luxembourg, Madrid, Milan, Paris, Prague, Sao Paulo, Singapore, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission (SEC)

      For the 2004 fiscal year, the fund paid CSAM 0.21% of its average net assets for advisory services.


      For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.

FUND INFORMATION KEY

      A concise description of the fund begins on the next page. The description provides the following information:

GOAL AND STRATEGIES

      The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS


      The principal types of securities and certain types of securities in which the fund invests. Secondary investments are also described in "More About Risk."


RISK FACTORS

      The principal risk factors associated with the fund. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

      The individuals designated by the investment adviser to handle the fund's day-to-day management.

FINANCIAL HIGHLIGHTS


      A table showing the fund's audited financial performance for up to five years. Certain information in the table reflects financial results for a single fund share.

o Total return How much you would have earned or lost on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.

o Portfolio turnover An indication of trading frequency. The fund may sell securities without regard to the length of time they have been held. A high turnover rate may increase the fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in more frequent distributions attributable to long-term and short-term capital-gains, which could raise your income-tax liability.

      The Annual Report includes the auditor's report, along with the fund's financial statements. It is available free upon request through the methods discussed on the back cover of the Prospectus.

GOAL AND STRATEGIES

      The Fixed Income Fund seeks to generate high current income consistent with reasonable risk and, secondarily, capital appreciation. To pursue these goals, it invests in fixed-income securities.

      Under normal market conditions:

o at least 65% of the fund's fixed-income securities will be investment grade

o     the fund will maintain a weighted-average maturity of 10 years or less

PORTFOLIO INVESTMENTS

      Under normal market conditions, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities such as:

o     corporate bonds, debentures and notes

o     convertible debt securities

o     preferred stocks

o     government securities

o     municipal securities

o     mortgage-backed securities

o     repurchase agreements involving portfolio securities

      The fund may invest:

o without limit in U.S. dollar-denominated, investment-grade foreign securities

o     up to 35% of assets in non-dollar-denominated foreign securities

o up to 35% of assets in fixed-income securities rated below investment grade (junk bonds)

o     up to 35% of assets in emerging markets debt securities


      To a limited extent, the fund may also engage in other investment practices that include the use of options, futures, swaps and other derivative securities. The fund will attempt to take advantage of pricing inefficiencies in these securities. For example, the fund may write (i.e., sell) put and call options. The fund would receive premium income when it writes an option, which will increase the fund's return in the event the option expires unexercised or is closed out at a profit. Upon the exercise of a put or call option written by the fund, the fund may suffer an economic loss equal to the difference between the price at which the fund is required to purchase, in the case of a put, or sell, in the case of a call, the underlying security or instrument and the option exercise price, less the premium received for writing the option. The fund may engage in derivative transactions involving a variety of underlying instruments, including equity and debt securities, securities indexes, futures and swaps (commonly referred to as swaptions).


      The writing of uncovered (or so-called "naked") options and other derivative strategies are speculative and may hurt the fund's performance. The fund may attempt to hedge its investments in order to mitigate risk, but it is not required to do so. The benefits to be derived from the fund's options and derivatives strategy are dependent upon CSAM's ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual fixed income securities, and there can be no assurance that the use of this strategy will be successful. Additional information about the fund's options and derivatives strategy and related risks is included in the Statement of Information (SAI) and under "Certain Investment Practices" below.


      The fund's 80% investment policy may be changed by the Fund's Board of Trustees on 60 days' notice to shareholders.

RISK FACTORS

      The fund's principal risk factors are:

o     credit risk


o     foreign securities risk


o     interest-rate risk

o     market risk

o     speculative risk

      You should expect fluctuations in share price, yield and total return, particularly with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of fixed-income securities. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the fund.

      Junk bonds are considered speculative with respect to the issuer's continuing ability to meet principal and interest payments. In the event of a payment problem by an issuer of junk bonds, more senior debt (such as bank loans and investment-grade bonds) will likely be paid a greater portion of any payment made by the issuer.

      To the extent that it invests in certain securities, such as mortgage-backed securities, start-up and other small companies and emerging markets debt securities, the fund may be affected by additional risks.

      These risks are defined in "More About Risk." That section also details certain other investment practices the fund may use. Please read "More About Risk" carefully before you invest.

PORTFOLIO MANAGEMENT


The Credit Suisse Fixed Income Management Team is responsible for the day-to-day management of the fund. The current team members are Michael Buchanan, Kevin D. Barry, Jo Ann Corkran, Suzanne E. Moran, David N. Fisher and Craig Ruch. See "Meet the Managers."

                              FINANCIAL HIGHLIGHTS


The figures below have been audited by the fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the Annual Report.

-------------------------------------------------------------------------------------------------------
ADVISOR CLASS YEAR ENDED:                       10/04        10/03      10/02(1)     10/01       10/00
-------------------------------------------------------------------------------------------------------
Per share data
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of year             $  9.84      $  9.42     $ 10.33     $  9.78     $  9.89
=======================================================================================================
Investment operations
Net investment income                             0.28(2)      0.33(2)     0.47        0.62        0.62
Net gain (loss) on investments, futures
 contracts, options written, swap contracts
 and foreign currency related
 items (both realized and unrealized)             0.24         0.49       (0.91)       0.55       (0.11)
-------------------------------------------------------------------------------------------------------
  Total from investment operations                0.52         0.82       (0.44)       1.17        0.51
-------------------------------------------------------------------------------------------------------
Less Dividends and Distributions
Dividends from net investment income             (0.29)       (0.40)      (0.47)      (0.62)      (0.62)
-------------------------------------------------------------------------------------------------------
Net asset value, end of year                   $ 10.07      $  9.84     $  9.42     $ 10.33     $  9.78
=======================================================================================================
  Total return(3)                                 5.42%        8.77%      (4.31)%     12.24%       5.33%
-------------------------------------------------------------------------------------------------------
Ratios and supplemental data
-------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)         $16,912      $19,990     $25,650     $42,633     $ 6,804
Ratio of expenses to average net assets(4)        1.20%        1.09%       0.95%       0.96%       1.02%
Ratio of net investment income to
 average net assets                               2.78%        3.42%       4.65%       5.86%       6.31%
Decrease reflected in above operating
 expense ratios due to
 waivers/reimbursements                           0.29%        0.28%       0.22%       0.17%       0.02%
Portfolio turnover rate                            385%         434%        385%        383%        247%
-------------------------------------------------------------------------------------------------------


(1) As required, effective November 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change is less than $0.01 per share for the year ended October 31, 2002 on net investment income, net realized and unrealized gains and losses and the ratio of net investment income to average net assets. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

(2) Per share information is calculated using the average shares outstanding method.

(3) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower.


(4) Interest earned on uninvested cash balances may be used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the Advisor Class shares' net expense ratio by .01%, and .02% for the years ended October 31, 2001 and 2000, respectively. The Advisor Class shares' net operating expense ratios after reflecting these arrangements were .95% for the year ended October 31, 2001 and 1.00% for the years ended October 31, 2000. For the years ended October 31, 2004, 2003 and 2002, there was no effect on the net operating expense ratio because of transfer agent credits.

                                 MORE ABOUT RISK

INTRODUCTION

      A fund's goal and principal strategies largely determine its risk profile. You will find a concise description of the fund's risk profile in "Key Points." The discussion of the fund contains more detailed information. This section discusses other risks that may affect the fund.

      The fund may use certain investment practices that have higher risks associated with them. However, the fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

TYPES OF INVESTMENT RISK

      The following risks are referred to throughout this Prospectus.


      Access Risk Some countries may restrict the fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the fund.

      Correlation Risk The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

      Credit Risk The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

      Currency Risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

      Exposure Risk The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the fund could gain or lose on an investment.


o Hedged Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

o Speculative To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.


      Extension Risk An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

      Information Risk Key information about an issuer, security or market may be inaccurate or unavailable.

      Interest-Rate Risk Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.


      Liquidity Risk Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.

      Market Risk The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.


      Bonds and other fixed-income securities generally involve less market risk than stocks. However, the risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.


      Operational Risk Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject a fund to losses from fraud, negligence, delay or other actions.

      Political Risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

      Prepayment Risk Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, the fund would generally have to reinvest the proceeds at lower rates.

      Regulatory Risk Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or a fund's performance.

      Valuation Risk The lack of an active trading market may make it difficult to obtain an accurate price for a security held by the fund.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

[X]   Permitted without limitation; does not indicate actual use


20% Bold type (e.g., 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use


20% Roman type (e.g., 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use

[_]   Permitted, but not expected to be used to a significant extent

--    Not permitted


--------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                      LIMIT
--------------------------------------------------------------------------------
Borrowing The borrowing of money from banks to meet redemptions or for
other temporary or emergency purposes. Speculative exposure risk.        33 1/3%
--------------------------------------------------------------------------------

Currency transactions Instruments, such as options, futures, forwards or swaps, intended to manage fund exposure to currency risk or to enhance total return. Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Swaps involve the right or obligation to receive or make payments based on two different currency rates.(1) Correlation, credit, currency, hedged exposure, liquidity, political,
speculative exposure, valuation risks.                                       [X]
--------------------------------------------------------------------------------

Emerging markets Countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the fund to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the fund to risks beyond those generally encountered in developed countries. Access, currency, information, liquidity, market,
operational, political, valuation risks.                                     35%
--------------------------------------------------------------------------------

Foreign securities Securities of foreign issuers. May include depository receipts. Currency, information, liquidity, market,
political, operational, valuation risks.                                     [X]
--------------------------------------------------------------------------------

Futures and options on futures Exchange-traded contracts that enable the fund to hedge against or speculate on future changes in currency values, interest rates, securities or stock indexes. Futures obligate the fund (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1) Correlation, currency, hedged exposure, interest-rate,
market, speculative exposure risks.                                          [_]
--------------------------------------------------------------------------------

Investment-grade debt securities Debt securities rated within the four highest grades (AAA/Aaa through BBB/Baa) by Standard & Poor's or
Moody's rating services, and unrated securities of comparable quality.
Credit, interest rate, market risks.                                         [X]
--------------------------------------------------------------------------------

Mortgage-backed and asset-backed securities Debt securities backed by pools of mortgages, including passthrough certificates and other senior classes of collateralized mortgage obligations (CMOs), and
other receivables. Credit, extension, interest-rate, liquidity,              [X]
prepayment risks.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                       LIMIT
--------------------------------------------------------------------------------
Municipal securities Debt obligations issued by or on behalf of states, territories and possessions of the U.S. and the District of
Columbia and their political subdivisions, agencies and
instrumentalities. Municipal securities may be affected by
uncertainties regarding their tax status, legislative changes or rights of municipal-securities holders. Credit, interest-rate, market,
regulatory risks.                                                            [X]
--------------------------------------------------------------------------------

Non-investment-grade debt securities Debt securities rated below the fourth-highest grade (BBB/Baa) by Standard & Poor's or Moody's rating services, and unrated securities of comparable quality. Commonly referred to as junk bonds. Credit, information, interest-rate,
liquidity, market, valuation risks.                                          35%
--------------------------------------------------------------------------------

Options Instruments that provide a right to buy (call) or sell (put) a particular security, currency or index of securities at a fixed price within a certain time period. The fund may purchase or sell (write)
both put and call options for hedging or speculative purposes. An option is out of the money if the exercise price of the option is above, in the case of a call option, or below, in the case of a put option, the current price for interest rate or yield for certain options of the reference security or instrument.(1) Correlation,
credit, hedged exposure, liquidity, market, speculative exposure             20%
risks.
--------------------------------------------------------------------------------

Real-estate investment trusts (REITs) Pooled investment vehicles that invest primarily in income-producing real estate or
real-estate-related loans or interests. Credit, interest-rate, market
risks.                                                                       [_]
--------------------------------------------------------------------------------

Restricted and other illiquid securities Certain securities with restrictions on trading, or those not actively traded. May include
private placements. Liquidity, market, valuation risks.                      15%
--------------------------------------------------------------------------------

Securities lending Lending portfolio securities to financial institutions; the fund receives cash, U.S. government securities or
bank letters of credit as collateral. Credit, liquidity, market risks.   33 1/3%
--------------------------------------------------------------------------------

Start-up and other small companies Companies with small relative market capitalizations, including those with continuous operations of
less than three years. Information, liquidity, market, valuation             [X]
risks.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                        LIMIT
--------------------------------------------------------------------------------

Structured instruments Swaps, structured securities and other instruments that allow the fund to gain access to the performance of a benchmark asset (such as an index or selected stocks) that may be more attractive or accessible than the fund's direct investment. Credit, currency, information, interest-rate, liquidity, market, political,
speculative exposure, valuation risks.                                       [_]
--------------------------------------------------------------------------------

Temporary defensive tactics Placing some or all of the fund's assets in investments such as money-market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with the fund's principal investment strategies and might prevent the fund from achieving its
goal.                                                                        [_]
--------------------------------------------------------------------------------

Warrants Options issued by a company granting the holder the right to buy certain securities, generally common stock, at a specified price and usually for a limited time. Liquidity, market, speculative
exposure risks.                                                              10%
--------------------------------------------------------------------------------

When-issued securities and forward commitments The purchase or sale of securities for delivery at a future date; market value may change
before delivery. Liquidity, market, speculative exposure risks.              20%
--------------------------------------------------------------------------------

Zero-coupon bonds Debt securities that pay no cash income to holders until maturity and are issued at a discount from maturity value. At maturity, the entire return comes from the difference between purchase
price and maturity value. Interest-rate, market risks.                       [X]
--------------------------------------------------------------------------------

(1) The fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

(2) The fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative.

                                MEET THE MANAGERS


The Credit Suisse Fixed Income Management Team is responsible for the day-to-day management of the fund. The current team members are Michael Buchanan, Kevin D. Barry, Jo Ann Corkran, Suzanne E. Moran, David N. Fisher and Craig Ruch.

Michael Buchanan, CFA, Managing Director, is head of U.S. credit products and has been a team member of the fund since April 2004. He joined CSAM in 2003 from Janus Capital Management, where he was an Executive Vice President and managed high yield portfolios in 2003. Previously, Mr. Buchanan was at BlackRock Financial Management from 1998 to 2003, most recently as a Managing Director, a senior high yield portfolio manager and a member of the firm's investment strategy group. From 1990 to 1998, he was a Vice President at Conseco Capital Management, where he managed high yield portfolios and was responsible for the trading of high yield debt, bank loans and emerging market debt. Mr. Buchanan holds a B.A. in business economics and organizational behavior/management from Brown University.

Kevin D. Barry, CFA, Managing Director, is head of U.S. mortgage-backed and government securities and has been a team member of the fund since April 2004. He joined CSAM in 2004 from TimesSquare Capital Management, where he worked from 1997 to 2004, most recently as a Managing Director and senior fixed income portfolio manager. Previously, he was a founding partner and fixed income portfolio manager at 1838 Investment Advisors; a Vice President and fixed income portfolio manager at Manufacturers Hanover Trust Company; and a senior fixed income trader at CIGNA Corp. Mr. Barry holds a B.S. in finance from LaSalle University and an MSc. in financial management from the University of London.


Jo Ann Corkran, Managing Director, has been a team member of the fund since January 2001. She joined CSAM in 1997 from Morgan Stanley, where she headed the mortgage and asset-backed research group. Previously, she worked in the insurance group within fixed income research at First Boston and as a pension analyst at Buck Consultants. Ms. Corkran holds a B.A. in Mathematics from New York University and has qualified as a Fellow of the Society of Actuaries.


Suzanne E. Moran, Managing Director, has been a team member of the fund since July 2002. She came to CSAM in 1995 as a result of Credit Suisse's acquisition of CS First Boston Investment Management (CS First Boston). She joined CS First Boston in 1991. Ms. Moran holds a B.A. in Finance from the University of Maryland.


            Job titles indicate position with the investment adviser.

David N. Fisher, Director, has been a team member of the fund since May 2003. He is a fixed-income portfolio manager specializing in U.S. corporate debt and global fixed-income portfolios. Mr. Fisher came to CSAM as a result of Credit Suisse's acquisition of Donaldson, Lufkin & Jenrette, Inc. in 2000, to which the Brundage Fixed Income Group was sold earlier the same year, and where he was a vice president. Previously, he was a vice president and held similar responsibilities at Brundage, Story & Rose. Prior to joining Brundage, Story & Rose, Mr. Fisher was a portfolio manager of global and emerging-market debt at Fischer Francis Trees & Watts from 1993 to 1999. He holds a B.A. in East Asian history from Princeton University.

Craig Ruch, CFA, Director, is a portfolio manager responsible for investment-grade corporate bonds and has been a team member of the fund since April 2004. He joined CSAM in 2004. Mr. Ruch began his career at Conseco Capital Management, where he worked from 1994 to 2000, most recently as a Second Vice President and co-portfolio manager focusing on investment-grade and crossover-credit corporate debt. Subsequently, he was a senior fixed income trader at Salomon Smith Barney, with responsibility for managing investment-grade telecommunications and utility debt, from 2000 to 2003; and a senior fixed income trader at Janus Capital Management in 2003 and 2004. Mr. Ruch holds a B.S. in finance from Indiana University.


            Job titles indicate position with the investment adviser.

                              MORE ABOUT YOUR FUND

SHARE VALUATION


      The net asset value of the fund is determined daily as of the close of regular trading (normally 4 PM eastern time) on the New York Stock Exchange, Inc. (the "NYSE") on each day the NYSE is open for business. The fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The fund may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities.

      The fund's fair valuation policies are designed to reduce dilution and other adverse effects on long-term shareholders of trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value procedures to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

      Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the fund does not compute its price. This could cause the value of the fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.


ACCOUNT STATEMENTS

      In general, you will receive account statements as follows:

o after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

o     after any changes of name or address of the registered owner(s)

o     otherwise, every calendar quarter

      You will receive annual and semiannual financial reports.

DISTRIBUTIONS

      As a fund investor, you will receive distributions.

      The fund earns dividends from stocks and interest from bond, money market and other investments. These are passed along as dividend distributions. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

      The fund declares dividend distributions daily and pays them monthly. The fund distributes capital gains annually, usually in December. The fund may make additional distributions at other times if necessary for the fund to avoid a federal tax.


      Distributions may be reinvested in additional Advisor Class shares. Distributions will be reinvested unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.

      Estimated year-end distribution information, including record and payment dates, generally will be available late in the year at www.csam.com/us or by calling 800-222-8977. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the fund.


TAXES


      As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

      The following discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the tax consequences to you of an investment in the fund.


TAXES ON DISTRIBUTIONS

      As long as the fund continues to meet the requirements for being a tax-qualified regulated investment company, the fund pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.


      Distributions you receive from the fund, whether reinvested or taken in cash, are generally taxable. Distributions from the fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions of income from other sources, including short-term capital gains, are generally taxed as ordinary income.


      If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you may receive a portion of the money you just invested in the form of a taxable distribution.

      We will mail to you a Form 1099-DIV every January, which details your distributions for the prior year and their federal tax category, including the portion taxable as long-term capital gains. If you do not provide us, or our paying agent, with your correct taxpayer identification number or certification that you are exempt from backup withholding, a portion of your distributions, dividends and redemption proceeds may be withheld for federal income tax purposes.




TAXES ON TRANSACTIONS INVOLVING FUND SHARES

      Any time you sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. If you held the shares as capital assets, such gain or loss will be long-term capital gain or loss if you held the shares for more than one year. You are responsible for any tax liabilities generated by your transactions.

                                OTHER INFORMATION

ABOUT THE DISTRIBUTOR

      Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, is responsible for:

o     making the fund available to you

o     account servicing and maintenance

o     other administrative services related to sale of the Advisor Class shares

      Certain institutions and financial-services firms may offer Advisor Class shares to their clients and customers (or participants in the case of retirement plans). These firms provide distribution, administrative and shareholder services for fund shareholders. The fund has adopted Rule 12b-1 shareholder-servicing and distribution plans to compensate these firms for their services. The current 12b-1 fee is .50% per annum of the average daily net assets of the fund's Advisor Class shares, although under the 12b-1 plan the fund is authorized to pay up to .75% of the fund's Advisor Class shares. CSAMSI, CSAM or their affiliates may make additional payments out of their own resources to firms offering Advisor Class shares for providing administration, subaccounting, transfer agency and/or other services. Under certain circumstances, the fund may reimburse a portion of these payments.

      The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. CSAM or an affiliate may make similar payments under similar arrangements. For further information on the distributor's payments for distribution and shareholder servicing, see "Management of the Fund - Distribution and Shareholder Servicing" in the SAI.

                                  BUYING SHARES

OPENING AN ACCOUNT

      Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.

      If you need an application, call our Institutional Services Center to receive one by mail or fax.

      You can make your initial investment by check or wire. The "By Wire" method in the table enables you to buy shares on a particular day at that day's closing NAV. The fund reserves the right to reject any purchase order.


      In order to help the government combat the funding of terrorism and money laundering, federal law requires financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, the fund will not be able to open your account. If the fund is unable to verify your identify or the identity of any person authorized to act on your behalf, the fund and CSAM reserve the right to close your account and/or take such other action they deem reasonable or required by law. If your account is closed, your fund shares will be redeemed at NAV per share next calculated after the determination has been made to close your account.


BUYING AND SELLING SHARES

      The fund is open on those days when the NYSE is open, typically Monday through Friday. If we receive your request in proper form by the close of the NYSE (usually 4 p.m. Eastern Time), your transaction will be priced at that day's NAV. If we receive it after that time, it will be priced at the next business day's NAV. "Proper form" means we have received a completed purchase application and payment for shares (as described in this Prospectus).

FINANCIAL-SERVICES FIRMS

      You can buy and sell the fund's shares through a variety of financial-services firms such as banks, brokers and financial advisors. The fund has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the fund and will be priced at the next-computed NAV.

      Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the fund. Financial-services firms may impose their own requirements for minimum initial or subsequent investments or for minimum account balances required to keep your account open. Please read their program materials for any special provisions or additional service features that may apply to your investment.

ADDING TO AN ACCOUNT

      You can add to your account in a variety of ways, as shown in the table. If you want to use Automated Clearing House (ACH) transfer, be sure to complete the "ACH on Demand" section of the Advisor Class account application.

INVESTMENT CHECKS

      Checks should be made payable in U.S. dollars to Credit Suisse Advisor Funds. Unfortunately, we cannot accept "starter" checks that do not have your name pre-printed on them. We also cannot accept checks payable to you or to another party and endorsed to the order of Credit Suisse Advisor Funds. These types of checks will be returned to you and your purchase order will not be processed.

EXCHANGING SHARES

      The fund reserves the right to

o     reject any purchase order made by means of an exchange from another fund

o change or discontinue its exchange privilege after 60 days' notice to current investors

o temporarily suspend the exchange privilege during unusual market conditions


      If the fund rejects and exchange purchase, your request to redeem shares out of another Credit Suisse fund will be processed. Your redemption request will be priced at the next computed NAV.

                                 BUYING SHARES

---------------------------------------------------------------------------------------------------------
OPENING AN ACCOUNT                                   ADDING TO AN ACCOUNT
---------------------------------------------------------------------------------------------------------
BY CHECK
---------------------------------------------------------------------------------------------------------
o  Complete the Credit Suisse Advisor Funds          o  Make your check payable to Credit Suisse
   New Account Application.                             Advisor Funds.

o  Make your check payable to Credit Suisse          o  Write the account number and the fund name
   Advisor Funds.                                       on your check.

o  Write the fund name on the check.                 o  Mail to Credit Suisse Advisor Funds.

o  Mail to Credit Suisse Advisor Funds.

---------------------------------------------------------------------------------------------------------
BY EXCHANGE
---------------------------------------------------------------------------------------------------------
o  Call our Institutional Services Center to         o  Call our Institutional Services Center to
   request an exchange from another Credit              request an exchange from another Credit
   Suisse Advisor Fund or portfolio. Be sure to         Suisse Advisor Fund or portfolio.
   read the current Prospectus for the new fund
   or portfolio.                                     o  If you do not have telephone privileges,
                                                        mail or fax a letter of instruction signed
o  If you do not have telephone privileges,             by all shareholders.
   mail or fax a letter of instruction signed
   by all shareholders.

---------------------------------------------------------------------------------------------------------
BY WIRE
---------------------------------------------------------------------------------------------------------
o  Complete and sign the New Account                 o  Call our Institutional Services Center by
   Application.                                         4 p.m. Eastern Time to inform us of the
                                                        incoming wire. Please be sure to specify the
o  Call our Institutional Services Center and           account registration, account number and the
   fax the signed New Account Application by            fund name on your wire advice.
   4 p.m. Eastern Time.
                                                     o  Wire the money for receipt that day.
o  Institutional Services will telephone you
   with your account number. Please be sure to
   specify the account registration, account
   number and the fund name on your wire advice.

o Wire your initial investment for receipt that day.

o Mail the original, signed application to Credit Suisse Advisor Funds.

---------------------------------------------------------------------------------------------------------
BY ACH TRANSFER
---------------------------------------------------------------------------------------------------------
o  Cannot be used to open an account.                o  Call our Institutional Services Center to
                                                        request an ACH transfer from your bank.

                                                     o  Your purchase will be effective at the next
                                                        NAV calculated after we receive your order
                                                        in proper form.

                                                     o  Requires ACH on Demand privileges.
---------------------------------------------------------------------------------------------------------

                          Institutional Services Center
                                  800-222-8977
                       MONDAY-FRIDAY, 8:30 A.M.-6 P.M. ET

                                 SELLING SHARES

---------------------------------------------------------------------------------------------------------
SELLING SOME OR ALL OF YOUR SHARES                   CAN BE USED FOR
---------------------------------------------------------------------------------------------------------
BY MAIL
---------------------------------------------------------------------------------------------------------
Write us a letter of instruction that includes:      o  Sales of any amount.

o  your name(s) and signature(s) or, if
   redeeming on an investor's behalf, the
   name(s) of the registered owner(s) and the signature(s) of their legal representative(s)

o  the fund name and account number

o  the dollar amount you want to sell

o  how to send the proceeds

Obtain a signature guarantee or other
documentation, if required (see "Selling Shares in Writing").

Mail the materials to Credit Suisse Advisor
Funds.

If only a letter of instruction is required, you can fax it to the Institutional Services
Center (unless a signature guarantee is
required).

---------------------------------------------------------------------------------------------------------
BY EXCHANGE
---------------------------------------------------------------------------------------------------------
o  Call our Institutional Services Center to         o  Accounts with telephone privileges. If you
   request an exchange into another Credit              do not have telephone privileges, mail or
   Suisse Advisor Fund or portfolio. Be sure to         fax a letter of instruction to exchange
   read the current Prospectus for the new fund         shares.
   or portfolio.

---------------------------------------------------------------------------------------------------------
BY PHONE
---------------------------------------------------------------------------------------------------------
Call our Institutional Services Center to            o  Accounts with telephone privileges.
request a redemption. You can receive the
proceeds as:

o  a check mailed to the address of record

o  an ACH transfer to your bank

o  a wire to your bank

See "By Wire or ACH Transfer" for details.

---------------------------------------------------------------------------------------------------------
BY WIRE OR ACH TRANSFER
---------------------------------------------------------------------------------------------------------
o  Complete the "Wire Instructions" or "ACH on       o  Requests by phone or mail.
   Demand" section of your New Account
   Application.

o  For federal-funds wires, proceeds will be
   wired on the next business day. For ACH
   transfers, proceeds will be delivered
   within two business days.
---------------------------------------------------------------------------------------------------------

                                 HOW TO REACH US

Institutional Services Center
Toll free: 800-222-8977
Fax: 646-354-5026

Mail:
Credit Suisse Advisor Funds, Inc.
P.O. Box 55030
Boston, MA 02205-5030

Overnight/Courier Service:
Boston Financial Data Services, Inc.
Attn: Credit Suisse Funds
66 Brooks Drive
Braintree, MA 02184


Internet Web Site:
WWW.CSAM.COM/US


                                WIRE INSTRUCTIONS

State Street Bank and Trust Company
ABA# 0110 000 28
Attn: Mutual Funds/Custody Dept.
[Credit Suisse Fund Name]
DDA# 9904-649-2
F/F/C: [Account Number and
Account registration]

SELLING SHARES IN WRITING

      Some circumstances require a written sell order, along with a signature guarantee. These include:

o accounts whose address of record has been changed within the past 30 days

o     redemptions in certain large accounts (other than by exchange)

o requests to send the proceeds to a different payee or address than on record

o shares represented by certificates, which must be returned with your sell order

      A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public.

RECENTLY PURCHASED SHARES

      For fund shares purchased other than by bank wire, bank check, U.S. Treasury check, certified check or money order, a fund will delay payment of your cash redemption proceeds until the check or other purchase payment clears, which generally takes up to 10 calendar days from the day of purchase. At any time during this period, you may exchange into another Advisor fund.

                          Institutional Services Center
                                  800-222-8977
                       MONDAY-FRIDAY, 8:30 A.M.-6 P.M. ET

                              SHAREHOLDER SERVICES

AUTOMATIC SERVICES

      Buying or selling shares automatically is easy with the services described below. You can set up most of these services with your account application or by calling our Institutional Services Center.


AUTOMATIC MONTHLY INVESTMENT PLAN


      For making automatic investments from a designated bank account.


AUTOMATIC WITHDRAWAL PLAN


      For making automatic monthly, quarterly, semiannual or annual withdrawals.

STATEMENTS AND REPORTS

      The fund produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its Prospectus annually. The fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the fund may choose to mail only one report, Prospectus or proxy statement to your household, even if more than one person in the household has an account with the fund. Please call 800-222-8977 if you would like to receive additional reports, Prospectuses or proxy statements.


      The fund discloses its portfolio holdings and certain of the fund's statistical characteristics, such as industry diversification, as of the end of each calendar month on its website, www.csam.com/us. This information is posted on the fund's website after the end of each month and generally remains available until the portfolio holdings and other information as of the end of the next calendar month is posted on the website. A description of the fund's policies and procedures with respect to disclosure of its portfolio securities is available in the fund's SAI.


TRANSFERS/GIFTS TO MINORS

      Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act
(UGMA). Please consult your tax professional about these types of accounts.

ACCOUNT CHANGES

      Call our Institutional Services Center to update your account records whenever you change your address. Institutional Services Center can also help you change your account information or privileges.

                                 OTHER POLICIES

TRANSACTION DETAILS

      You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

      Your purchase order will be canceled if you place a telephone order by 4 p.m. Eastern Time and we do not receive your wire that day. Your purchase order will be cancelled and you may be liable for losses or fees incurred by the fund if your investment check or ACH transfer does not clear.

      If you wire money without first calling our Institutional Services Center to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

      While we monitor telephone-servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.


      Uncashed redemption or distribution checks do not earn interest.

FREQUENT PURCHASES AND SALES OF FUND SHARES

      Frequent purchases and redemptions of fund shares present risks to the fund's long-term shareholders. These risks include the potential for dilution in the value of fund shares; interference with the efficient management of the fund's portfolio, such as the need to keep a larger portion of the portfolio invested in cash or short-term securities, or to sell securities, rather than maintaining full investment in securities selected to achieve the fund's investment objective; losses on the sale of investments resulting from the need to sell portfolio securities at less favorable prices; increased taxable gains to the fund's remaining shareholders resulting from the need to sell securities to meet redemption requests; and increased brokerage and administrative costs. These risks may be greater for funds investing in securities that are believed to be more susceptible to pricing discrepancies, such as foreign securities, high yield debt securities and small capitalization securities, as certain investors may seek to make short-term trades as part of strategies aimed at taking advantage of "stale" or otherwise inaccurate prices for fund portfolio holdings (e.g., "time zone arbitrage").

      The fund will take steps to detect and eliminate excessive trading in fund shares, pursuant to the fund's policies as described in this Prospectus and approved by the Board of Trustees. The fund defines excessive trading or "market timing" as two round trips (purchase and redemption of comparable assets) by an investor within 60 days. An account that is determined to be engaged in market timing will be restricted from making future purchases or exchange purchases in any of the Credit Suisse Funds. In determining whether the account has engaged in market timing, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the Credit Suisse Funds and their shareholders. These policies apply to all accounts shown on the fund's records. The fund works with financial intermediaries that maintain omnibus accounts to monitor trading activity by underlying shareholders within the accounts to detect and eliminate excessive trading activity but may not be successful in causing intermediaries to limit frequent trading by their customers. Consequently, there can be no assurance that excessive trading will not occur.

      The fund reserves the right to reject a purchase or exchange purchase order for any reason with or without prior notice to the investor. In particular, the fund reserves the right to reject a purchase or exchange order from any investor or intermediary that the fund has reason to think could be a frequent trader, whether or not the trading pattern meets the criteria for "market timing" above and whether or not that investor or intermediary is currently a shareholder in any of the Credit Suisse Funds.

      The fund has also adopted fair valuation policies to protect the fund from "time zone arbitrage" with respect to foreign securities holdings and other trading practices that seek to take advantage of "stale" or otherwise inaccurate prices. See "More About Your Fund -- Share Valuation."

      There can be no assurance that these policies and procedures will be effective in limiting excessive trading in all cases. In particular, the fund may not be able to monitor, detect or limit excessive trading by the underlying shareholders of omnibus accounts maintained by brokers, insurers and fee based programs, although the fund has not entered into arrangements with these persons or any other person to permit frequent purchases or redemptions of fund shares. Depending on the portion of fund shares held through such financial intermediaries (which may represent most of fund shares), excessive trading of fund shares could adversely affect long-term shareholders (as described above). It should also be noted that shareholders who invest through omnibus accounts may be subject to the policies and procedures of their financial intermediaries with respect to excessive trading of fund shares, which may define market timing differently than the fund does and have different consequences associated with it.

      The fund's policies and procedures may be modified or terminated at any time upon notice of material changes to shareholders and prospective investors.

SPECIAL SITUATIONS


      The fund reserves the right to:


o     charge a wire-redemption fee


o make a "redemption in kind" - payment in portfolio securities rather than cash - for certain large redemption amounts that could hurt fund operations


o suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)


o stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)




                          Institutional Services Center
                                  800-222-8977
                       MONDAY-FRIDAY, 8:30 A.M.-6 P.M. ET

                       This page intentionally left blank

                              FOR MORE INFORMATION

      More information about the fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

      Includes financial statements, portfolio investments and detailed performance information.

      The Annual Report also contains letters from the fund's managers discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

OTHER INFORMATION


      A current SAI, which provides more details about the funds, is on file with the SEC and is incorporated by reference.

      You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference, and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.


      Please contact Credit Suisse Advisor Funds to obtain, without charge, the SAI, Annual and Semiannual Reports and other information, and to make shareholder inquiries:

BY TELEPHONE:
   800-222-8977

BY FACSIMILE:
   646-354-5026

BY MAIL:
   Credit Suisse Advisor Funds
   P.O. Box 55030
   Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Advisor Funds
   66 Brooks Drive
   Braintree, MA 02184


ON THE INTERNET:
   WWW.CSAM.COM/US


SEC file number:
Credit Suisse Fixed Income Fund                                        811-05039


P.O. BOX 55030, BOSTON, MA 02205-5030                        CREDIT | ASSET
800-222-8977   o   WWW.CSAM.COM/US                           SUISSE | MANAGEMENT

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       ADFIX-1-0205

                       STATEMENT OF ADDITIONAL INFORMATION


                                FEBRUARY 28, 2005


                      CREDIT SUISSE NEW YORK MUNICIPAL FUND

                         CREDIT SUISSE FIXED INCOME FUND

                     CREDIT SUISSE GLOBAL FIXED INCOME FUND



This combined Statement of Additional Information provides information about Credit Suisse New York Municipal Fund (the "New York Municipal Fund"), Credit Suisse Fixed Income Fund (the "Fixed Income Fund") and Credit Suisse Global Fixed Income Fund (the "Global Fixed Income Fund") (each, a "Fund" and collectively, "the Funds") that supplements information contained in the combined Prospectus for the Common Shares of the Funds, the Prospectus for the Advisor Shares of the Fixed Income Fund, the Prospectus for the Class A, Class B and Class C Shares of the Fixed Income Fund, the Prospectus for the Class A Shares of the New York Municipal Fund and the Prospectus for the Class A Shares of the Global Fixed Income Fund, each dated February 28, 2005, each as amended or supplemented from time to time (collectively, the "Prospectus").

Each Fund's audited Annual Report(s) for the Common Class, Advisor Class, Class A, Class B and Class C shares, as applicable, dated October 31, 2004, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, as relevant to the particular investor, is incorporated herein by reference.


This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses. Copies of the Prospectuses and the Annual Report(s) can be obtained by writing or telephoning:

      Class A, Class B, Class C and               Advisor Shares:
            Common Shares:                  Credit Suisse Advisor Funds
          Credit Suisse Funds                     P.O. Box 55030
            P.O. Box 55030                    Boston, MA  02205-5030
         Boston, MA  02205-5030            Attn:  Institutional Services
               800-927-2874                        800-222-8977

                                  TABLE OF CONTENTS


                                                                            Page
                                                                            ----
INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . . . . . . . . . . . .  1
     General Investment Strategies . . . . . . . . . . . . . . . . . . . . . . . .  1


     Strategic and Other Transactions  . . . . . . . . . . . . . . . . . . . . . .  2
          Securities Options . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
          OTC Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
          Currency Transactions  . . . . . . . . . . . . . . . . . . . . . . . . .  6
          Forward Currency Contracts . . . . . . . . . . . . . . . . . . . . . . .  6
          Currency Options . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
          Hedging Generally  . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
          Asset Coverage for Forward Contracts, Options, Futures and
               Options on Futures  . . . . . . . . . . . . . . . . . . . . . . . .  9
          Options on Swaps ("Swaptions") . . . . . . . . . . . . . . . . . . . . . 10
     Futures Activities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
          Futures Contracts  . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
          Options on Futures Contracts . . . . . . . . . . . . . . . . . . . . . . 12
     Money Market Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . 13
          Temporary Defensive Strategies . . . . . . . . . . . . . . . . . . . . . 13
          Money Market Mutual Funds  . . . . . . . . . . . . . . . . . . . . . . . 13
     Convertible Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
     Structured Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
          Mortgage-Backed Securities . . . . . . . . . . . . . . . . . . . . . . . 14
          Asset-Backed Securities  . . . . . . . . . . . . . . . . . . . . . . . . 15
          Structured Notes, Bonds or Debentures  . . . . . . . . . . . . . . . . . 16
          Assignments and Participations . . . . . . . . . . . . . . . . . . . . . 16
     Interest Rate, Index, Mortgage and Currency Swaps; Interest Rate Caps,
          Floors and Collars . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
     Foreign Investments (Fixed Income and Global Fixed Income Funds only)
          Foreign Currency Exchange  . . . . . . . . . . . . . . . . . . . . . . . 18
          Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
          Political Instability  . . . . . . . . . . . . . . . . . . . . . . . . . 19
          Foreign Markets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
          Increased Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
          Foreign Debt Securities  . . . . . . . . . . . . . . . . . . . . . . . . 19
          Privatizations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
          Brady Bonds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
          Depository Receipts  . . . . . . . . . . . . . . . . . . . . . . . . . . 20
     U.S. Government Securities  . . . . . . . . . . . . . . . . . . . . . . . . . 21
     Municipal Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
     Taxable Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
     Alternative Minimum Tax Bonds . . . . . . . . . . . . . . . . . . . . . . . . 23
     Securities of Other Investment Companies  . . . . . . . . . . . . . . . . . . 23
     Below Investment Grade Securities . . . . . . . . . . . . . . . . . . . . . . 23
     Emerging Markets (Fixed Income and Global Fixed Income Funds only)  . . . . . 25
     Lending Portfolio Securities  . . . . . . . . . . . . . . . . . . . . . . . . 26



                                        i

     Reverse Repurchase Agreements and Dollar Rolls  . . . . . . . . . . . . . . . 27
     Zero Coupon Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
     Government Zero Coupon Securities . . . . . . . . . . . . . . . . . . . . . . 28
     Short Sales . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28
     Emerging Growth and Smaller Capitalization Companies; Unseasoned Issuers  . . 29
     "Special Situation" Companies . . . . . . . . . . . . . . . . . . . . . . . . 30
     Variable Rate and Master Demand Notes . . . . . . . . . . . . . . . . . . . . 30
     When Issued Securities and Delayed-Delivery Transactions  . . . . . . . . . . 30
          To-Be-Announced Mortgage-Backed Securities (Fixed Income
               Fund only)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
     Stand By Commitments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
     REITs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33
     Warrants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33
     Non-Publicly Traded and Illiquid Securities   . . . . . . . . . . . . . . . . 33
          Rule 144A Securities . . . . . . . . . . . . . . . . . . . . . . . . . . 34
     Borrowing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 35
     Non Diversified Status  . . . . . . . . . . . . . . . . . . . . . . . . . . . 35
INVESTMENT RESTRICTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 36
     New York Municipal Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . 36
     Fixed Income Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 37
     Global Fixed Income Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . 38
PORTFOLIO VALUATION PORTFOLIO TRANSACTIONS PORTFOLIO
     TURNOVER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 39
SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL
     OBLIGATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 45
MANAGEMENT OF THE FUNDS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 68
     Officers and Boards of Directors/Trustees . . . . . . . . . . . . . . . . . . 68
     Committees and Meetings of Directors/Trustees . . . . . . . . . . . . . . . . 75
     Directors'/Trustees' Total Compensation For the Fiscal Year Ended October
          31, 2004 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 77
          Investment Advisory Agreement  . . . . . . . . . . . . . . . . . . . . . 77
          Sub-Advisory Agreements  . . . . . . . . . . . . . . . . . . . . . . . . 80
     Board Approval of Advisory Agreements . . . . . . . . . . . . . . . . . . . . 81
     Code of Ethics Custodian and Transfer Agent . . . . . . . . . . . . . . . . . 87
     Proxy Voting Policies and Procedures  . . . . . . . . . . . . . . . . . . . . 88
     Disclosure of Portfolio Holdings  . . . . . . . . . . . . . . . . . . . . . . 88
     Organization of the Funds . . . . . . . . . . . . . . . . . . . . . . . . . . 88
     Distribution and Shareholder Servicing  . . . . . . . . . . . . . . . . . . . 93
          Common Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 93
          Advisor Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 94
          Class A, Class B and Class C Shares  . . . . . . . . . . . . . . . . . . 95
          General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 98
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION . . . . . . . . . . . . . . . . . . 98
          Initial Sales Charges Waivers  . . . . . . . . . . . . . . . . . . . . .101
     Redemptions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .102
          Automatic Cash Withdrawal Plan . . . . . . . . . . . . . . . . . . . . .103



                                       ii

          Contingent Deferred Sales Charge - General . . . . . . . . . . . . . . .103
EXCHANGE PRIVILEGE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .104
ADDITIONAL INFORMATION CONCERNING TAXES  . . . . . . . . . . . . . . . . . . . . .105
     The Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .105
     Special Tax Considerations  . . . . . . . . . . . . . . . . . . . . . . . . .107
     Taxation of U.S. Shareholders . . . . . . . . . . . . . . . . . . . . . . . .111
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS
     AND COUNSEL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .114
MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .115
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .117
APPENDIX A -- PROXY VOTING POLICIES AND PROCEDURES . . . . . . . . . . . . . . . .A-1
APPENDIX B -- DESCRIPTION OF RATINGS . . . . . . . . . . . . . . . . . . . . . . .B-1
APPENDIX C -- SPECIAL FEE ARRANGEMENTS . . . . . . . . . . . . . . . . . . . . . .C-1

                       INVESTMENT OBJECTIVES AND POLICIES

          The following information supplements the discussion of each Fund's investment objective and policies in the Prospectuses. There are no assurances that the Funds will achieve their investment objectives.

          The investment objective of the New York Municipal Fund is to maximize current interest income exempt from regular federal income tax and New York State and New York City personal income taxes to the extent consistent with prudent investment management and the preservation of capital. The New York Municipal Fund will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in New York municipal securities the income from which is exempt from regular federal income taxes and New York State and New York City personal income taxes.

          The investment objectives of the Fixed Income Fund are to generate high current income consistent with reasonable risk and, secondarily, capital appreciation. The Fixed Income Fund will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities.

          The investment objective of the Global Fixed Income Fund is to maximize total investment return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation. The Global Fixed Income Fund will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities of issuers located in at least three countries, which may include the U.S. There is no limit in the Global Fixed Income Fund's ability to invest in emerging markets.


          Each Fund's 80% investment policy will not be applicable during periods when a Fund pursues a temporary defensive strategy, as discussed below. For the Fixed Income Fund and the Global Fixed Income Fund, the 80% investment policies may be changed by the Board of Directors/Trustees of the Fund on 60 days' notice to shareholders. For the New York Municipal Fund, the 80% investment policy may be changed only by the shareholders of the Fund.


General Investment Strategies
-----------------------------

          Unless otherwise indicated, each Fund is permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below. Any percentage limitation on a Fund's ability to invest in debt securities will not be applicable during periods when the Fund pursues a temporary defensive strategy as discussed below.

          The Funds do not represent that these techniques are available now or will be available at any time in the future.

Strategic and Other Transactions
--------------------------------


          Options, Futures and Currency Transactions.  Each Fund may purchase
          ------------------------------------------
and write (sell) options on securities, securities indices and currencies for both hedging purposes and to increase total return. Each Fund may enter into futures contracts and options on futures contracts on securities, securities indices and currencies and may engage in currency exchange transactions for these same purposes, which may involve speculation. The New York Municipal Fund may not engage in options or futures activities on currencies and may not engage in currency exchange transactions. Up to 20% of a Fund's total assets may be at risk in connection with investing in options on securities, securities indices and, if applicable, currencies. The amount of assets considered to be "at risk" in these transactions is, in the case of purchasing options, the amount of the premium paid, and, in the case of writing options, the value of the underlying obligation. Options may be traded on an exchange or over-the-counter ("OTC").


          Securities Options. Each Fund may write covered put and call options on stock and debt securities and each Fund may purchase such options that are traded on foreign and U.S. exchanges, as well as OTC options. A Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

          The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.

          The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). When a Fund writes call options, it retains the risk of an increase in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

          If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices decline, the put writer would expect to suffer a loss. This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.

          In the case of options written by a Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, a Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

          Additional risks exist with respect to certain of the securities for which a Fund may write covered call options. For example, if the Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.


          Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. A Fund may write (i) in-the-money call options when Credit Suisse Asset Management, LLC, each Fund's investment adviser ("CSAM"), or, for Global Fixed Income Fund, Credit Suisse Asset Management Limited (U.K.), the Global Fixed Income Fund's sub-investment adviser (together with CSAM, an "Adviser"), expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when the Adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

          Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by a Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which the Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. The Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of a Fund under an option it has written would be terminated by a closing purchase transaction (a Fund would not be deemed to own an option as a result of the transaction). So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

          There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Fund's ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Fund. Each Fund, however, intends to purchase OTC options only from dealers whose debt securities, as determined by CSAM, are considered to be investment grade. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.

          Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Funds and other clients of CSAM and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions.
These limits may restrict the number of options a Fund will be able to purchase on a particular security.

          Securities Index Options. A Fund may purchase and write exchange-listed and OTC put and call options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.

          Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.


          OTC Options. A Fund may purchase OTC or dealer options or sell covered or uncovered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If the Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by a Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.


          Exchange-traded options generally have a continuous liquid market while OTC or dealer options do not. Consequently, a Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although the Fund will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Fund. Until the Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the Fund's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous.

          Currency Transactions.  (Fixed Income and Global Fixed Income Funds
          ---------------------
only) The value in U.S. dollars of the assets of a Fund that are invested in foreign securities may be affected favorably or unfavorably by a variety of factors not applicable to investment in U.S. securities, and the Fund may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies and may be entered into for hedging purposes or to seek to enhance total return (speculation). A Fund will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options.

          Forward Currency Contracts.   A forward currency contract involves an
obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

          At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

          Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to a Fund. To the extent a Fund engages in forward currency contracts to generate current income, the Fund will be subject to these risks which the Fund might otherwise avoid (e.g., through use of hedging transactions).

          Currency Options. A Fund may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

          Currency Hedging. A Fund's currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. No Fund may position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

          A decline in the U.S. dollar value of a foreign currency in which a Fund's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, a Fund may purchase foreign currency put options. If the value of the foreign currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

          While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against a price decline if the issuer's creditworthiness deteriorates.

          Hedging Generally.  In addition to entering into options and futures
          -----------------
and currency forwards transactions for other purposes, including generating current income to offset expenses or increase return, a Fund may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position.
A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options and futures transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by a Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.


          In hedging transactions based on an index, whether a Fund will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security.
The risk of imperfect correlation increases as the composition of the Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect a Fund's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the securities index and movements in the price of securities index futures, a correct forecast of general market trends by CSAM still may not result in a successful hedging transaction.

          A Fund will engage in hedging transactions only when deemed advisable by CSAM, and successful use by the Fund of hedging transactions will be subject to CSAM's ability to predict trends in currency, interest rate or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance.

          To the extent that a Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out a position without incurring substantial losses, if at all. The Funds are also subject to the risk of a default by a counterparty to an off-exchange transaction.

          Asset Coverage for Forward Contracts, Options, Futures and Options on
          ---------------------------------------------------------------------
Futures.  Each Fund will comply with guidelines established by the U.S.
-------
Securities and Exchange Commission (the "SEC") with respect to coverage of forward currency contracts, options written by the Fund on currencies, securities and indexes, and currency, interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

          For example, a call option written by a Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.


          Uncovered Options Transactions.   The Fixed Income and Global Fixed
Income Funds may write options that are not covered (or so-called "naked options") on portfolio securities. When a Fund sells an uncovered call option, it does not simultaneously have a long position in the underlying security.
When a Fund sells an uncovered put option, it does not simultaneously have a short position in the underlying security. Uncovered options are riskier than covered options because there is no underlying security held by a Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. Uncovered put options have speculative characteristics and the potential loss is substantial.

          OPTIONS ON SWAPS ("SWAPTIONS"). The Fixed Income and Global Fixed Income Funds may purchase and sell put and call options on swap agreements, commonly referred to as swaptions. The funds will enter into such transactions for hedging purposes or to seek to increase total return. Swaptions are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the SEC or the Commodity Futures Trading Commission (the "CFTC").


          The buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

          As with other options on securities, indices, or futures contracts, the price of any swaption will reflect both an intrinsic value component, which may be zero, and a time premium component. The intrinsic value component represents what the value of the swaption would be if it were immediately exercisable into the underlying interest rate swap. The intrinsic value component measures the degree to which an option is in-the-money, if at all. The time premium represents the difference between the actual price of the swaption and the intrinsic value.

          The pricing and valuation terms of swaptions are not standardized and there is no clearinghouse whereby a party to the agreement can enter into an offsetting position to close out a contract. Swaptions must thus be regarded as inherently illiquid.

          The use of swaptions, as the foregoing discussion suggests, is subject to risks and complexities beyond what might be encountered with investing directly in the securities and other traditional investments that are the referenced asset for the swap or other standardized, exchange traded options and futures contracts. Such risks include operational risks, valuation risks, credit risks, and/or counterparty risk (i.e., the risk that the counterparty cannot or will not perform its obligations under the agreement). In addition, at the time the swaption reaches its scheduled termination date, there is a risk that a Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund.


          While the Funds may utilize swaptions for hedging purposes or to seek to increase total return, their use might result in poorer overall performance for a Fund than if it had not engaged in any such transactions. If, for example, a Fund had insufficient cash, it might have to sell or pledge a portion of its underlying portfolio of securities in order to meet daily mark-to-market collateralization requirements at a time when it might be disadvantageous to do so. There may be an imperfect correlation between a Fund's portfolio holdings and swaptions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Further, a Fund's use of swaptions to reduce risk involves costs and will be subject to CSAM's ability to predict correctly changes in interest rate relationships or other factors. No assurance can be given that CSAM's judgment in this respect will be correct.


Futures Activities
------------------


          A Fund may enter into foreign currency, interest rate and securities index futures contracts and purchase and write (sell) related options traded on exchanges designated by the CFTC or consistent with CFTC regulations on foreign exchanges. These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

          These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions and increasing return. Aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" will not exceed 5% of a Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. Each Fund reserves the right to engage in transactions involving futures contracts and options on futures contracts in accordance with its policies. Each Fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, who is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

          Futures Contracts. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at aspecified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities represented in the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made. (The New York Municipal Fund may not engage in foreign currency futures transactions.)


          No consideration is paid or received by a Fund upon entering into a futures contract. Instead, a Fund is required to segregate with its custodian an amount of cash or securities acceptable to the broker equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if a Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." A Fund will also incur brokerage costs in connection with entering into futures transactions.

          At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although a Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting a Fund to substantial losses. In such event, and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such situations, if a Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances a Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect a Fund's performance.


          Options on Futures Contracts. A Fund may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market. (The New York Municipal Fund may not purchase or write options on foreign currency futures.)


          An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a Fund.

Money Market Obligations
------------------------


          Each Fund is authorized to invest, under normal conditions, up to 20% of its total assets in short-term money market obligations having remaining maturities of less than one year at the time of purchase. These short-term instruments consist of obligations issued or guaranteed by the United States government, its agencies or instrumentalities ("Government Securities"); bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments or, if unrated, deemed by CSAM to be high quality investments; commercial paper rated no lower than A-2 by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; in the case of the Fixed Income Fund and the Global Fixed Income Fund, obligations of foreign governments, their agencies or instrumentalities; and repurchase agreements with respect to portfolio securities. The short-term money market obligations in which the New York Municipal Fund is authorized to invest generally will be tax-exempt obligations; however, the Fund may invest in taxable obligations when suitable tax-exempt obligations are unavailable or to maintain liquidity for meeting anticipated redemptions and paying operating expenses. Tax-exempt money market obligations in which the New York Municipal Fund may invest consist of investment grade tax-exempt notes and tax-exempt commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if not rated, of municipal issuers having an issue of outstanding municipal obligations rated within the three highest grades by Moody's or S&P.


          Temporary Defensive Strategies. For temporary defensive purposes or, in the case of the Global Fixed Income Fund, during times of international political or economic uncertainty, each Fund may invest without limit in short-term money market obligations.

          Money Market Mutual Funds. Each Fund may invest up to 5% of its assets in securities of money market mutual funds that are unaffiliated with the Fund or CSAM where CSAM believes that it would be beneficial to the Fund and appropriate considering the factors of return and liquidity. A money market mutual fund is an investment company that invests in short-term high quality money market instruments. A money market mutual fund generally does not purchase securities with a remaining maturity of more than one year. The New York Municipal Fund would invest in money market mutual funds that invest in tax-exempt securities. As a shareholder in any mutual fund, a Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Fund's management fees and other expenses with respect to assets so invested.

Convertible Securities
----------------------

          Convertible securities in which the Fixed Income and Global Fixed Income Funds may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Fund, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although CSAM will consider such event in its determination of whether the Fund should continue to hold the securities.

Structured Securities
---------------------

          The Funds may purchase any type of publicly traded or privately negotiated fixed income security, including mortgage- and asset- backed securities; structured notes, bonds or debentures; and assignments of and participations in loans.

          Mortgage-Backed Securities. A Fund may invest in mortgage-backed securities sponsored by U.S. and foreign issuers, as well as non-governmental issuers. Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Some mortgage-backed securities, such as collateralized mortgage obligations ("CMOs"), make payouts of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like atypical bond). The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares.

          Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages in a stable fixed-rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Fund's yield.


          The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as Government National Mortgage Association ("GNMA"), and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.


          Asset-Backed Securities. A Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

          Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations.
If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

          Structured Notes, Bonds or Debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the "Reference") or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Fund's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

          Assignments and Participations. A Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity (a "Borrower") and one or more financial institutions ("Lenders"). The majority of the Fund's investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the Borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by CSAM to be creditworthy.

          When a Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

          There are risks involved in investing in Participations and Assignments. A Fund may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund's ability to dispose of particular Participations or Assignments when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

          With respect to the New York Municipal Fund, income derived from Participations or Assignments may not be tax-exempt, depending on the structure of the particular securities. To the extent such income is not tax-exempt, it will be subject to the New York Municipal Fund's 20% limit on investing in non-municipal securities.

Interest Rate, Index, Mortgage and Currency Swaps; Interest Rate Caps, Floors
-----------------------------------------------------------------------------
and Collars
-----------

          Each Fund may enter into interest rate, index and mortgage swaps and interest rate caps, floors and collars for hedging purposes or to seek to increase total return; the Fixed Income and Global Fixed Income Funds may enter into currency swaps for hedging purposes and, in the case of the Global Fixed Income Fund, to seek to enhance total return (speculation) as well. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Index swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

          A Fund will enter into interest rate, index and mortgage swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, index and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, index and mortgage swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate, index or mortgage swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the net amount payable by the Fund under an interest rate, index or mortgage swap and the entire amount of the payment stream payable by the Fund under a currency swap or an interest rate cap, floor or collar are held in a segregated account consisting of cash or liquid securities, the Funds and CSAM believe that swaps do not constitute senior securities under the Investment Company Act of 1940, as amended (the "1940 Act") and, accordingly, will not treat them as being subject to each Fund's borrowing restriction.


          The Funds will not enter into interest rate, index, mortgage or currency swaps, or interest rate cap, floor or collar transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party is rated either AA or A-1 or better by S&P or Aa or P-1 or better by Moody's or, if unrated by such rating organizations, determined to be of comparable quality by CSAM.


Foreign Investments (Fixed Income and Global Fixed Income Funds only)
-------------------

          Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are not typically associated with investing in United States issuers. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments positions. A Fund may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.


          Foreign Currency Exchange. Since a Fund may invest in securities denominated in currencies other than the U.S. dollar and in currency forwards and futures, and since the Fund may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. A Fund may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures. See "Currency Transactions" and "Futures Activities" above.


          Information. Many of the foreign securities held by a Fund will not be registered with, nor will the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

          Political Instability. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

          Foreign Markets. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold which may result in increased exposure to market and foreign exchange fluctuations and increased illiquidity.

          Increased Expenses. The operating expenses of a Fund, to the extent it invests in foreign securities, may be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Fund, such as the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, custodial costs, valuation costs and communication costs, may be higher than those costs incurred by other investment companies not investing in foreign securities. In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.

          Foreign Debt Securities. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of the country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.


          The foreign government securities in which a Fund may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the Asian Development Bank and the Inter-American Development Bank.

          Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers.


          Privatizations. Each Fund may invest in privatizations (i.e., foreign government programs of selling interests in government-owned or controlled enterprises). The ability of U.S. entities, such as a Fund, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.

          Brady Bonds. Each Fund may invest in so-called "Brady Bonds." Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans. Investors should recognize that Brady Bonds do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter ("OTC") secondary market for debt of Latin American issuers. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative and subject to, among other things, the risk of default.

          Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payment on these Brady Bonds generally are collateralized by cash or securities in the amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

          Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk").

          Depository Receipts. Assets of a Fund may be invested in the securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe and IDRs, which are sometimes referred to as Global Depositary Receipts, are issued outside the United States. EDRs and IDRs are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed for use in European securities markets and non-U.S. securities markets, respectively. For purposes of a Fund's investment policies, depository receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depository receipt representing ownership of common stock will be treated as common stock.

          ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

U.S. Government Securities
--------------------------


          Each Fund may invest in Government Securities. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. government securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, FHLMC, Federal Intermediate Credit Banks, Federal Land Banks, FNMA, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. A Fund may invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported solely by the credit of the instrumentality or government-sponsored enterprise. Because the United States Government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if CSAM determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.


Municipal Obligations
---------------------


          Under normal circumstances, each Fund may and the Municipal Fund will invest in "Municipal Obligations." Municipal Obligations are debt obligations issued by or on behalf of states (including the State of New York), territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Except for temporary defensive purposes, the New York Municipal Fund intends to invest substantially all of its assets in intermediate- and long-term obligations that pay interest that is excluded from gross income for regular federal income tax purposes and that is exempt from New York State and New York City personal income taxes ("New York Municipal Obligations"), and intends to invest substantially all of its assets in those obligations. New York Municipal Obligations generally include obligations issued by or on the behalf of the State of New York, its political subdivisions, agencies and instrumentalities.

          Municipal Obligations are issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from regular federal income tax.

          The two principal types of Municipal Obligations, in terms of the source of payment of debt service on the bonds, consist of "general obligation" and "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Consequently, the credit quality of revenue bonds is usually directly related to the credit standing of the user of the facility involved.


          There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of Municipal Obligations. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. CSAM will consider such an event in determining whether the Fund should continue to hold the obligation. See Appendix B for further information concerning the ratings of Moody's and S&P and their significance.


          Among other instruments, a Fund may purchase short-term Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes and other forms of short-term loans. Such notes are issued with a short term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.



          Municipal Obligations are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal of and interest on its, or their, Municipal Obligations may be materially affected.

Taxable Investments (New York Municipal Fund only)
-------------------

          Because the Fund's purpose is to provide income exempt from regular federal income tax and New York State and New York City personal income taxes, the Fund generally will invest in taxable obligations only if and when the Fund's investment adviser believes it would be in the best interests of the Fund's investors to do so. Situations in which the Fund may invest up to 20% of its total assets in taxable securities include: (i) pending investment of proceeds of sales of Fund shares or portfolio securities or (ii) when the Fund requires highly liquid securities in order to meet anticipated redemptions. The Fund may temporarily invest more than 20% of its total assets in taxable securities to maintain a "defensive" posture when the Fund's investment adviser determines that it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations generally.

Alternative Minimum Tax Bonds (New York Municipal and Fixed Income Funds only)
-----------------------------


          A Fund may invest without limit in "Alternative Minimum Tax Bonds," which are certain bonds issued after August 7, 1986 to finance certain non-governmental activities. While the income from Alternative Minimum Tax Bonds is exempt from regular federal income tax, it is a tax preference item for purposes of the federal individual and corporate "alternative minimum tax." The alternative minimum tax is a special tax that applies to taxpayers who have certain adjustments or tax preference items. Available returns on Alternative Minimum Tax Bonds may be lower than those from other Municipal Obligations due to the possibility of federal, state and local alternative minimum or minimum income tax liability on Alternative Minimum Tax Bonds. At present, the Fixed Income Fund does not intend to purchase Alternative Minimum Tax Bonds.


Securities of Other Investment Companies
----------------------------------------

          A Fund may invest in securities of other investment companies to the extent permitted under the 1940 Act or pursuant to an SEC order. Presently, under the 1940 Act, a Fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Fund's total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

Below Investment Grade Securities (Fixed Income and Global Fixed Income Funds
---------------------------------
only)

          A Fund may invest up to 35% of its net assets in fixed income securities rated below investment grade and as low as C by Moody's or D by S&P, and in comparable unrated securities. A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined to be of comparable quality by the Adviser. Bonds rated in the fourth highest grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. A Fund's holdings of debt securities rated below investment grade (commonly referred to as "junk bonds") may be rated as low as C by Moody's or D by S&P at the time of purchase, or may be unrated securities considered to be of equivalent quality. Securities that are rated C by Moody's comprise the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Debt rated D by S&P is in default or is expected to default upon maturity or payment date. Bonds rated below investment grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality. Any percentage limitation on a Fund's ability to invest in debt securities will not be applicable during periods when a Fund pursues a temporary defensive strategy as discussed below.

          An economic recession could disrupt severely the market for below investment grade securities and may adversely affect the value of below investment grade securities and the ability of the issuers of such securities to repay principal and pay interest thereon.

          A Fund may have difficulty disposing of certain of these securities because there may be a thin trading market. Because there is no established retail secondary market for many of these securities, the Fund anticipates that these securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for investment grade securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.

          Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities by the Fund, although CSAM will consider such event in its determination of whether the Fund should continue to hold the securities. The Fixed Income Fund and the Global Fixed Income Fund may invest in securities rated as low as C by Moody's or D by S&P and in unrated securities considered to be of equivalent quality.
Securities that are rated C by Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Debt rated D by S&P is in default or is expected to default upon maturity or payment date.

          Securities rated below investment grade and comparable unrated securities: (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Issuers of medium- and lower-rated securities and unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

          An economic recession could disrupt severely the market for medium- and lower-rated securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet a Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.


          The market value of securities in medium- and lower-rated categories is also more volatile than that of higher quality securities. Factors adversely impacting the market value of these securities will adversely impact a Fund's net asset value. A Fund will rely on the judgment, analysis and experience of the Adviser in evaluating the creditworthiness of an issuer. In this evaluation, in addition to relying on ratings assigned by Moody's or S&P, the Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.
Interest rate trends and specific developments which may affect individual issuers will also be analyzed. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities. At times, adverse publicity regarding lower-rated securities has depressed the prices for such securities to some extent.


Emerging Markets (Fixed Income and Global Fixed Income Funds only)
----------------


          The Fixed Income Fund may invest up to 35% of its total assets in securities of issuers located in "emerging markets" (less developed countries located outside of the U.S.). The Global Fixed Income Fund may invest without limit in emerging markets securities. Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities generally, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of emerging markets that may affect investments include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Lending Portfolio Securities
----------------------------

          A Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by a Fund's Board of Directors/Trustees (the "Board"). These loans, if and when made, may not exceed 33-1/3% of the Fund's total assets taken at value (including the loan collateral). Loans of portfolio securities will be collateralized by cash or liquid securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, a Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

          By lending its securities, a Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned:
(i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board of a Fund must terminate the loan and regain the right to vote the securities.
Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan. Default by or bankruptcy of a borrower would expose the Funds to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of underlying securities. Any loans of a Fund's securities will be fully collateralized and marked to market daily.


          The Funds and CSAM have received an order of exemption (the "Order") from the SEC to permit certain affiliates of CSAM to act as lending agent for the Funds, to permit securities loans to broker-dealer affiliates of CSAM, and to permit the investment of cash collateral received by an affiliated lending agent from borrowers and other uninvested cash amounts in certain money market funds advised by CSAM ("Investment Funds"). The Order contains a number of conditions that are designed to ensure that the securities lending program does not involve overreaching by CSAM or any of its affiliates.

These conditions include percentage limitations on the amount of a Fund's assets that may be invested in the Investment Funds, restrictions on the Investment Funds' ability to collect sales charges and certain other fees, and a requirement that each Fund that invests in the Investment Funds will do so at the same price as each other fund and will bear its proportionate shares of expenses and receive its proportionate share of any dividends.


Repurchase Agreements
---------------------

          Each Fund may invest up to 20% of its total assets in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert this right. CSAM monitors the creditworthiness of those bank and non-bank dealers with which the Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.

Reverse Repurchase Agreements and Dollar Rolls
----------------------------------------------


          Each Fund may enter into reverse repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers. Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time a Fund enters into a reverse repurchase agreement, it will segregate with an approved custodian cash or liquid high-grade debt securities having a value not less than the repurchase price (including accrued interest). The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

          Each Fund also may enter into "dollar rolls," in which the Fund sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund would forgo principal and interest paid on such securities. A Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time a Fund enters into a dollar roll transaction, it will segregate with an approved custodian cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained. Reverse repurchase agreements and dollar rolls that are accounted for as financings are considered to be borrowings under the 1940 Act.

          Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Zero Coupon Securities
----------------------


          Each Fund may invest without limit in "zero coupon" U.S. Treasury, foreign government and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representation interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be includible in determining the amount of dividends the Fund must pay each year and, in order to generate cash necessary to pay such dividends, the Fund may liquidate portfolio securities at a time when it would not otherwise have done so. See "Additional Information Concerning Taxes." At present, the U.S. Treasury and certain U.S. agencies issue stripped Government Securities. In addition, a number of banks and brokerage firms have separated the principal portions from the coupon portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments.


Government Zero Coupon Securities
---------------------------------


          Each Fund may invest in (i) Government Securities that have been stripped of their unmatured interest coupons, (ii) the coupons themselves and
(iii) receipts or certificates representing interests in stripped Government Securities and coupons (collectively referred to as "Government zero coupon securities").


Short Sales (Fixed Income and Global Fixed Income Funds only)
-----------

          In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Fund engages in a short sale, the collateral for the short position will be maintained by the Fund's custodian or qualified sub-custodian. While the short sale is open, the Fund will maintain in a segregated account an amount of securities equal in value to the securities sold short.

          While a short sale is made by selling a security a Fund does not own, a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. Not more than 10% of a Fund's net assets (taken at current value) may be held as collateral for short sales against the box at any one time. A Fund does not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

          If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Fund may effect short sales.

Emerging Growth and Smaller Capitalization Companies; Unseasoned Issuers
------------------------------------------------------------------------

          Investing in securities of companies with continuous operations of less than three years ("unseasoned issuers") may involve greater risks since these securities may have limited marketability and, thus, may be more volatile than securities of larger, more established companies or the market in general. Because such companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning these companies than for larger, more established ones.

          Although investing in securities of unseasoned issuers offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in a Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in more established, larger companies.

"Special Situation" Companies (Fixed Income and Global Fixed Income Funds only)
-----------------------------

          "Special situation companies" are companies involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. CSAM believes, however, that if it analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth. There can be no assurance, however, that a special situation that exists at the time of an its investment will be consummated under the terms and within the time period contemplated.

Variable Rate and Master Demand Notes (New York Municipal and Fixed Income Funds
-------------------------------------
only)

          Variable rate demand notes ("VRDNs") are obligations issued by corporate or governmental entities which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. The interest rates are adjustable at intervals ranging from daily to up to every six months to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

          Master demand notes are notes which provide for a periodic adjustment in the interest rate paid (usually tied to the Treasury Bill auction rate) and permit daily changes in the principal amount borrowed. While there may be no active secondary market with respect to a particular VRDN purchased by a Fund, the Fund may, upon the notice specified in the note, demand payment of the principal of and accrued interest on the note at any time and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of the VRDN involved in the event the issuer of the note defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default.

When-Issued Securities and Delayed-Delivery Transactions
--------------------------------------------------------


          Each Fund may utilize its assets to purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if CSAM deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers.

          When a Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities that are acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          To-Be-Announced Mortgage-Backed Securities (Fixed Income Fund only)
          ------------------------------------------

          As with other delayed-delivery transactions, a seller agrees to issue a to-be-announced mortgage-backed security (a "TBA") at a future date. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date.
However, at the time of purchase, the seller does not specify the particular mortgage-backed securities to be delivered. Instead, the Fund agrees to accept any mortgage-backed security that meets specified terms. Thus, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Fund. For a further description of mortgage-backed securities, see "Structured Securities - Mortgage-Backed Securities" above.

Stand-By Commitments (New York Municipal and Fixed Income Funds only)
--------------------


          Each Fund may invest in "stand-by commitments" with respect to securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option specified securities at a specified price. The Fund's right to exercise stand-by commitments is unconditional and unqualified. Stand-by commitments acquired by the Fund may also be referred to as "put" options. A stand-by commitment is not transferable by the Fund, although the Fund can sell the underlying securities to a third party at any time.


          The principal risk of stand-by commitments is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it.

When investing in stand-by commitments, a Fund will seek to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of CSAM, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, CSAM will periodically review relevant financial information concerning the issuer's assets, liabilities and contingent claims. The Fund acquires stand-by commitments only in order to facilitate portfolio liquidity and does not expect to exercise its rights under stand-by commitments for trading purposes.

          The amount payable to a Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

          Each Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired.

          A Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying securities. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value. Where the Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

          A Fund will at all times maintain a segregated account with its custodian consisting of cash or liquid securities in an aggregate amount equal to the purchase price of the securities underlying the commitment. The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which assets fall below the amount of the purchase price. A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

          The Internal Revenue Service ("IRS") has issued a revenue ruling to the effect that a registered investment company will be treated for federal income tax purposes as the owner of the Municipal Obligations acquired subject to a stand-by commitment and the interest on the Municipal Obligations will be tax-exempt to a Fund.

REITs  (Fixed Income and Global Fixed Income Funds only)
-----


          Each Fund may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund investing in a REIT will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.

          Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

Warrants  (Fixed Income and Global Fixed Income Funds only)
--------

          Each Fund may utilize up to 10% of its net assets to purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Neither Fund currently intends to invest in warrants. The equity security underlying a warrant is outstanding at the time the warrant is issued or is issued together with the warrant.


          Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights, except for the right to purchase the underlying security.

Non-Publicly Traded and Illiquid Securities
-------------------------------------------


          Each Fund may invest up to 15% of its net assets in non-publicly traded and illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, VRDNs and master demand notes providing for settlement upon more than seven days notice by the Fund, and time deposits maturing in more than seven calendar days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

          Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

          In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

          Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. A Fund's investment in illiquid securities is subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.

          Rule 144A Securities.  Rule 144A under the Securities Act adopted by
          --------------------
the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. CSAM anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD Inc.

          An investment in Rule 144A Securities will be considered illiquid and therefore subject to a Fund's limit on the purchase of illiquid securities unless the Fund's Board of Directors/Trustees or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, CSAM may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

          Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Funds. The Boards have adopted guidelines and delegated to CSAM the daily function of determining and monitoring the liquidity of Rule 144A Securities, although each Board will retain ultimate responsibility for liquidity determinations.

Borrowing
---------


          A Fund may borrow up to 33% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Investments (including roll-overs) will not be made when borrowings exceed 5% of the Fund's net assets. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. The Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.


Non-Diversified Status (New York Municipal Fund only)
----------------------


          The Fund is classified as non-diversified within the meaning of the 1940 Act, which means that it is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the obligations of a small number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. To the extent that the Fund assumes large positions in the securities of a small number of issuers, its return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.


          The Fund's investments will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Code. See "Additional Information Concerning Taxes." To qualify, the Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer.

                             INVESTMENT RESTRICTIONS


          The fundamental investment limitations of each Fund may not be changed without the affirmative vote of the holders of a majority of the relevant Fund's outstanding shares (each, a "Fundamental Restriction"). Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares.


New York Municipal Fund
-----------------------

          The investment limitations numbered 1 through 7 are Fundamental Restrictions. Investment limitations 8 through 11 may be changed by a vote of the Board at any time.

          The New York Municipal Fund may not:

          1.   Borrow money except to the extent permitted under the 1940 Act.

          2. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of (a) U.S. government securities, (b) certificates of deposit issued by United States branches of United States banks or (c) Municipal Obligations. For purposes of this restriction, private purpose bonds ultimately payable by companies within the same industry are treated as if they were issued by issuers in the same industry.

          3. Make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act.

          4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

          5. Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest or deal in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts.

          6. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities or indexes, and purchase and sell currencies or securities on a forward commitment or delayed-delivery basis.

          7. Issue any senior security except as permitted in these Investment Restrictions.

          8. Invest less than 80% of its assets in securities the interest on which is exempt from federal income tax and New York State and New York City personal income tax, except during temporary defensive periods or under unusual market conditions, as determined by the Fund's investment adviser.

          9. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and purchased securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

          10. Invest more than 15% of the value of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days, (b) variable rate and master demand notes providing for settlement upon more than seven days' notice by the Fund and (c) time deposits maturing in more than seven calendar days shall be considered illiquid securities.

          11. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

Fixed Income Fund
-----------------

          The investment limitations numbered 1 through 8 are Fundamental Restrictions. Investment limitations 9 through 11 may be changed by a vote of the Board at any time.

          The Fixed Income Fund may not:

          1.   Borrow money except to the extent permitted under the 1940 Act.

          2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.

          3. Make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act.

          4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

          5. Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest or deal in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts.

          6. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, and purchase and sell currencies or securities on a forward commitment or delayed-delivery basis.

          7. Issue any senior security except as permitted in these Investment Restrictions.

          8. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. government securities and except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

          9. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

          10. Invest more than 15% of the value of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days, (b) VRDNs and master demand notes providing for settlement upon more than seven days notice by the Fund and (c) time deposits maturing in more than seven calendar days shall be considered illiquid securities.

          11. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

Global Fixed Income Fund
------------------------

          The investment limitations numbered 1 through 7 are Fundamental Restrictions. Investment limitations 8 through 10 may be changed by a vote of the Board at any time.

          The Global Fixed Income Fund may not:

          1.   Borrow money except to the extent permitted under the 1940 Act.

          2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.

          3. Make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act.

          4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

          5. Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest or deal in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts.

          6. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, and purchase and sell currencies or securities on a forward commitment or delayed-delivery basis.

          7. Issue any senior security except as permitted in these Investment Restrictions.

          8. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

          9. Invest more than 15% of the value of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

          10. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

          If a percentage restriction (other than the percentage limitation set forth in each of No. 1 above) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of a Fund's assets will not constitute a violation of such restriction.

                               PORTFOLIO VALUATION

          The following is a description of the procedures used by each Fund in valuing its assets.

          Equity securities listed on an exchange or traded in an over-the-counter market will be valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market") at the time of valuation (the "Valuation Time"). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange or market where it trades at the Valuation Time. If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days shall be valued in accordance with the price supplied by an independent pricing service approved by the Board ("Pricing Service"). If there are no such quotations, the security will be valued at its fair value as determined in good faith by or under the direction of the Board.

          Prices for debt securities supplied by a Pricing Service may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time.

          If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers. If such dealers, brokers or market makers only provide bid quotations, the security will be valued at the mean between the highest and the lowest bid quotations provided. If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation in which case the security will be valued at such bid quotation. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation.

          Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined in good faith by or under the direction of the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity.


          Foreign securities traded in the local market will be valued at the closing prices, which may not be the last sale price, on the Primary Market (at the Valuation Time with respect to the Fund). If the security did not trade on the Primary Market, it will be valued at the closing price of the local shares (at the Valuation Time with respect to the Fund). If there is no such closing price, the value will be the most recent bid quotation of the local shares (at the Valuation Time with respect to the Fund).

          Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith by or under the direction of the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

          Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which The New York Stock Exchange, Inc. ("NYSE") is open for trading). The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which a Fund's net asset value is not calculated. As a result, calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in a Fund's calculation of net asset value unless the Board or its delegates deems that the particular event would materially affect net asset value, in which case an adjustment may be made. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service at the close of the London Stock Exchange.

          If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Board.

                             PORTFOLIO TRANSACTIONS


          CSAM is responsible for establishing, reviewing and, where necessary, modifying a Fund's investment program to achieve its investment objectives.
CSAM has retained Credit Suisse Asset Management Limited (U.K.) and until December 3, 2004 had retained Credit Suisse Asset Management Limited (Japan) to act as sub-advisers for the Global Fixed Income Fund. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. Government securities are generally purchased from underwriters or dealers, although certain newly issued government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of government securities.


          The Adviser will select portfolio investments and effect transactions for the Funds. In selecting broker-dealers, the Adviser does business exclusively with those broker-dealers that, in the Adviser's judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, the Adviser will pay no more for execution and research services that it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet the Adviser's standards may be higher than for execution services alone or for services that fall below the Adviser's standards. The Adviser believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, the Adviser will receive only brokerage or research services in connection with securities transactions that are consistent with the "safe harbor" provisions of
Section 28(e) of the Securities Exchange Act of 1934 (the "Exchange Act") when paying such higher commissions. Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques and securities ranking services, and general research services. Research received from brokers or dealers is supplemental to the Adviser's own research program. For the fiscal year ended October 31, 2004, none of the Funds paid any brokerage commissions to brokers and dealers who provided such research services.


          The following table details amounts paid by each Fund in commissions to broker-dealers for execution of portfolio transactions during the indicated fiscal years.


                          Fiscal year ended   Fiscal year ended   Fiscal year ended
                           October 31, 2002    October 31, 2003    October 31, 2004
                          ------------------  ------------------  ------------------
New York Municipal Fund                    0                   0                   0

Fixed Income Fund         $           44,658  $           47,377  $           45,104

Global Fixed Income Fund  $           14,670  $           23,844  $           24,195



          All orders for transactions in securities or options on behalf of a Fund are placed by the Adviser with broker-dealers that it selects, including Credit Suisse Asset Management Securities, Inc., the Funds' distributor and an affiliate of CSAM

("CSAMSI"), and affiliates of Credit Suisse Group ("Credit Suisse"). A Fund may utilize CSAMSI or affiliates of Credit Suisse in connection with a purchase or sale of securities when CSAM believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.


          During the fiscal year ended October 31, 2004, none of the Funds paid commissions to affiliated broker-dealers.


          Investment decisions for a Fund concerning specific portfolio securities are made independently from those for other clients advised by the Adviser. Such other investment clients may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold for the Fund.
To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

          In no instance will portfolio securities be purchased from or sold to CSAM, CSFB or any affiliated person of such companies, except as permitted by SEC exemptive order or by applicable law. In addition, a Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

          Transactions for the Fixed Income and Global Fixed Income Funds may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, a Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

          A Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund's interest.


          As of October 31, 2004, each Fund held the following securities of its regular brokers or dealers:

---------------------------------------------------------------------------------------------
NAME OF FUND              NAME OF SECURITIES                 AGGREGATE VALUE OF THE HOLDINGS
Fixed Income Fund         State Street Navigator Prime Fund            $ 7,582,075
                          Bear Stearns Companies, Inc.                   1,731,564
                          Lehman Brothers, Inc.                            686,729
                          Bank of America                                  640,297
                          Goldman Sachs Group, Inc.                        425,704
                          Merrill Lynch & Co.                              418,525
                          JP Morgan Chase & Co.                            234,148
---------------------------------------------------------------------------------------------
Global Fixed Income Fund  State Street Navigator Prime Fund            $ 4,383,413
                          J.P. Morgan Chase & Co.                          609,587
                          Bank of America Corp.                            547,481
                          Merrill Lynch & Co.                              377,975
                          Bear Stearns Companies, Inc.                     257,773
                          Lehman Brothers, Inc.                            201,977
                          Goldman Sachs Group, Inc.                        175,290
                          Morgan Stanley                                    39,259
---------------------------------------------------------------------------------------------



                               PORTFOLIO TURNOVER

          The Funds do not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.


          Certain practices that may be employed by the Fund could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what CSAM believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities. In addition, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short-term, the Fund will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's security instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held. Consequently, the annual portfolio turnover rate of the Fund may be higher than mutual funds having a similar objective that do not utilize these strategies.


          It is not possible to predict the Funds' portfolio turnover rates. High portfolio turnover rates (100% or more) may result in higher brokerage commission, higher dealer markups or underwriting commissions as well as other transaction costs. In addition, gains realized from portfolio turnover may be taxable to shareholders.


          For the fiscal years ended October 31, 2003 and October 31, 2004, the portfolio turnover rate for the New York Municipal Fund was 6% and 27%; for the Fixed Income Fund, 434% and 385%; and for the Global Fixed Income Fund, 239% and 224%, respectively.

                   SPECIAL CONSIDERATIONS RELATING TO NEW YORK
                              MUNICIPAL OBLIGATIONS

          Some of the significant financial considerations relating to the Credit Suisse New York Municipal Fund's investments in New York Municipal Obligations are summarized below. This summary information is not intended to be a complete description and is principally derived from the Annual Information Statement of the State of New York as supplemented and contained in official statements relating to issues of New York Municipal Obligations that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

          The State of New York's most recently completed fiscal year began on April 1, 2003 and ended on March 31, 2004. The most recent published Update to the Annual Information Statement was dated September 19, 2004, as modified by Supplements, dated November 16, 2004 and January 25, 2005.

          SPECIAL CONSIDERATIONS.  Many complex political, social and economic
          ----------------------
forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. The Division of Budget ("DOB") believes that its current estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast.

          The Federal government is currently auditing Medicaid claims submitted since 1993 under the school supportive health services program. At this point, the Federal Government has not finalized audits and, as a result, the liability of the State and/or school districts for any disallowances that may result from these audits cannot be determined. Federal regulations include an appeals process that could postpone repayment of any disallowances. The Financial Plan assumes the Federal government will fully reimburse these costs.

          In addition, through March 2004, a portion of Federal Medicaid payments related to school supportive health services have been deferred by the Federal Centers for Medicare and Medicaid Services, pending finalization of audits. Since the State has continued to reimburse school districts for these costs, these Federal deferrals, if not resolved, could negatively impact future health care spending.

          An ongoing risk to the Financial Plan arises from the potential impact of certain litigation and Federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. For example, the Federal government has issued a draft disallowance for certain claims, and deferred the payment of other claims, submitted by school districts related to school supportive health services. It is unclear at this time what impact, if any, such disallowances may have on the State Financial Plan in the current year or in the future. The Financial Plan assumes no significant Federal disallowances or other Federal actions that could adversely affect State finances.

          DOB still continues to project General Fund collective bargaining costs of $274 million in 2004-2005 for Executive Branch agencies growing to $473 million in 2005-2006 and $621 million in 2006-2007. The costs for the unions that have reached labor settlements, including the Civil Service Employees Association, the United University Professions, and the Professional Employee Federation, and the State's Management-Confidential employees, have been allocated from a central reserve to the appropriate agencies/programs. The State still assumes that the costs for the unions that have not yet reached collective bargaining agreements (e.g., NYSCOPBA, Council 82) will be consistent with these concluded labor settlements.

          Pension legislation enacted in July 2004 is projected to cost $177 million in 2005-06, growing to $202 million in 2006-07. The legislation authorizes State and local governments to amortize 2004-05 pension costs above 7 percent of salary expenditures over a period of ten years at a market rate to be established by the State Comptroller. The first annual payment is due in 2005-06. In addition, the legislation extends the amortization option to local governments for costs above 9.5 percent in 2005-06 and 10.5 percent in 2006-07.

          Legislation enacted in 2003 currently requires the Local Government Assistance Tax Fund ("LGAC") to certify $170 million annually to provide an incentive for the State to seek an annual appropriation to provide local assistance payments to New York City or its assignee. In May 2004, LGAC amended its General Bond Resolution and General Subordinate Lien Bond Resolution to make clear that any failure to certify or make payments to the City or its assignee has no impact on LGAC's own bondholders; and that if any such act or omission were to occur with respect to any possible bonds issued by NYC or its assignee, that act or omission would not constitute an event of default with respect to LGAC bonds. In June 2004, the Corporation's Trustee, The Bank of New York, notified LGAC's bondholders of these amendments.

          GENERAL FUND SUMMARY.  On September 14, 2004, DOB issued the Enacted
          --------------------
Budget Report for the 2004-05 fiscal year. DOB projected a potential imbalance of $434 million in the General Fund in 2004-05. The projections reflected the impact of the Governor's vetoes of certain legislative additions to the Executive Budget, valued at roughly $235 million of savings in the current fiscal year. To fully eliminate the current-year imbalance and help reduce future projected budget gaps, DOB began preparation of a

Fiscal Management Plan ("FMP") in cooperation with State agencies. DOB, in its November 16, 2004 report, projected that based upon results to date and a revised economic outlook (including upward revisions to the personal income tax ("PIT") and the real estate transfer taxes, offset by higher costs for Medicaid and the Department of Correctional Services), the potential current year imbalance would total $290 million.

          The State economy is experiencing sustained growth, and generating tax collections above the levels forecast by DOB in its most recent update to the 2004-05 Financial Plan issued November 1, 2004 (the "Mid-Year Update"). DOB now projects underlying annual receipts growth of 10.2 percent in 2004-05 and 6.5 percent in 2005-06, based on actual results to date and a revised economic forecast. The improvement in tax collections, in combination with savings from the statewide FMP, is expected to permit the State to end the 2004-05 fiscal year with a $170 million cash surplus in the General Fund and make the maximum possible contribution ($70 million) to the Rainy Day Fund, bringing the balance to $864 million, equal to its statutory cap of 2 percent of General Fund spending.

          The revised revenue and spending projections also reduce the projected budget gaps to $4.2 billion in 2005-06 and $5.8 billion in 2006-07, at the lower end of the forecast range in the Mid-Year Update, as described in detail later in this overview.

          Aside from the $21 million in the Contingency Reserve Funds ("CRF"), the 2004-05 Financial Plan does not set aside specific reserves to cover potential costs that could materialize as a result of adverse rulings in pending litigation, future collective bargaining agreements with State employee unions, Federal disallowances, or other Federal actions that could adversely affect the State's projections of receipts and disbursements.

          STATE ECONOMY.  Recent above-trend national growth rates have helped
          -------------
to buttress the New York State economy. The State is estimated to have emerged from recession in the summer of 2003. The DOB's January 25, 2005 Update noted that the New York City economy is well on its way to a full recovery from the impact of the September 11th attack, reversing several years where the City's job base was in decline. The DOB also noted that the continued strengthening of the State economy will help to sustain the housing market, although not at the torrid pace of growth observed in 2004. Moreover, with the pickup in equity market activity toward the end of 2004, the profit outlook for the finance industry is brightening, though the level of profits for the year is not expected to match that of 2003. Bonus growth is expected to slow to 15 percent resulting in total New York wage growth of 4.9 percent for 2005, reduced modestly from 5.7 percent in 2004. State nonagricultural employment is projected to rise 1.1 percent in 2005, a significant improvement compared with 0.4 percent growth for 2004, but below projected growth of 1.8 percent for the nation.

          In addition to the risks described above, there are risks specific to New York. Another attack targeted at New York City would once again disproportionately affect the State economy. Any other such shock that had a strong and prolonged impact on the financial markets would also disproportionately affect New York State, resulting in lower income and employment growth than reflected in the current forecast. In addition, if the national and world economies grow more slowly than expected, demand for New York State goods and services would also be lower than projected, dampening employment and income growth relative to the forecast. In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and IPOs is possible, resulting in higher wage growth than projected. It is important to recall that the financial markets, which are so pivotal to the direction of the downstate economy, are notoriously difficult to forecast. In an environment of global uncertainty, the pace of both technological and regulatory change is as rapid as it has ever been, compounding even further the difficulty in projecting industry revenues and profits.


          New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.


          Services: The services sector, which includes professional and business services, education and healthcare, leisure and hospitality services, is the State's leading economic sector. The services sector accounts for more than four of every ten nonagricultural jobs in New York, and accounts for a higher proportion of total jobs than the rest of the nation.


          Manufacturing: Manufacturing employment continues to decline in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate economy, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating and electrical equipment products are located in the upstate region.


          Trade, Transportation and Utilities: The trade, transportation, and utilities sector accounts for the largest component of State nonagricultural employment, but only the fourth largest when measured by income share. This sector accounts for slightly less employment and wages for the State than for the nation.

          Financial Activities: New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.


          Agriculture: Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits and vegetables. New York ranks among the nation's leaders in the production of these commodities.


          Government: Federal, State and local governments together are the second largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total State and local government employment.

          STATE BUDGET.  The State Constitution requires the Governor to submit
          ------------
to the Legislature a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appro-priations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous State financial plan.

          In recent years, the State has closed projected budget gaps which DOB estimated at $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), less than $1 billion (in each of the fiscal years 1998-99 through 2000-01), $6.8 billion in 2002-03 and $2.8 billion in 2003-04. The DOB projects budget gaps of $4.2 billion in 2005-06 and $5.8 billion in 2006-07.

          Four governmental fund types comprise the State Financial Plan: the General Fund, the Special Revenue Funds, the Capital Projects Funds and the Debt Service Funds. The State's fund structure adheres to the accounting standards of the Governmental Accounting Standards Board.

          General Fund. The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 2003-04 fiscal year, the General Fund accounted for approximately 43 percent of All Governmental Funds disbursements. General Fund moneys are also transferred to and from other funds, primarily to support certain capital projects and debt service payments in other fund types.

          General Fund receipts, including transfers from other funds, are now projected at $43.5 billion in 2004-05. DOB has revised the revenue estimate upward based on revenue collections to date and the strength of key economic indicators, both of which have exceeded expectations. Consistent with the experience in prior State economic expansions, personal income tax collections have shown robust growth, which DOB believes is due mainly to increases in non-wage income. Real estate related tax collections have also exceeded planned levels, reflecting strength in home sales and mortgage refinancings. General Fund spending is expected to total $43.4 billion in 2004-05. A delay in the expected receipt of $200 million in Empire conversion proceeds that was budgeted to reduce General Fund Medicaid spending and cost overruns in correctional services account for most of the increase.

          Based on actual results to date, State Funds spending is now projected to total $64.1 billion in the current year, a decrease of $136 million from the Mid-Year Update. All Funds spending in 2004-05 is now projected to total $101.6 billion, an increase of $316 million from the Mid-Year Update.

          DOB projects the State will end the 2004-05 fiscal year with a balance of $1.2 billion in the General Fund. The balance consists of $864 million in the Rainy Day Fund, $301 million in the Community Projects Fund, and $21 million in the CRF.

          While the current fiscal year is balanced, the magnitude of future budget gaps requires timely and aggressive measures to restore structural balance. The Governor is continuing implementation of a fiscal management plan that includes measures intended to reduce costs and generate recurring savings in the outyears. The State faces potential General Fund budget gaps of $4.2 billion in 2005-06, and $5.8 billion in 2006-07 and $5.6 billion in 2007-08.

          All Funds receipts for 2005-06 are projected to total $105.5 billion, an increase of $4.4 billion (4.3 percent) over 2004-05 projections. The total comprises tax receipts ($50.7 billion), Federal grants ($36.6 billion) and miscellaneous receipts ($18.3 billion). General Funds receipts for 2005-06 are projected to total $45.1 billion, an increase of $1.6 billion (3.6 percent) over 2004-05 projections. State Funds receipts for 2005-06 are projected to total $68.9 billion, an increase of $5.3 billion (8.3 percent) over 2004-05 projections.

          All Funds spending, the broadest measure of State spending, is projected to total $105.5 billion in 2005-06, an increase of $2.5 billion (2.4 percent) over the adjusted current year forecast. General Fund spending is projected to total $45.1 billion in 2005-06, an increase of $1.2 billion (2.6 percent) over the adjusted current year forecast. State Funds spending, which includes both the General Fund and spending from other funds supported by State revenues, is projected to increase by $3.5 billion (5.4 percent) and total $69.1 billion in 2005-06.

          The Financial Plan projections assume that the 2005-06 Executive Budget recommendations are enacted in their entirety.

          Presented below are the historical financial results for each of the last three fiscal years including the recently completed fiscal year of 2003-04.

          2003-2004 Fiscal Year. The DOB reported a 2003-04 General Fund surplus of $308 million. Total receipts, including transfers from other funds, were $42.3 billion. Disbursements, including transfers to other funds, totaled $42.1 billion.

          The General Fund ended the 2003-04 fiscal year with a balance of $1.1 billion, which included dedicated balances of $794 million in the TSRF (after an $84 million deposit at the close of 2003-04), the CRF ($21 million), and the Community Projects Fund ($262 million). The closing fund balance excludes $1.2 billion on deposit in the refund reserve account at the end of the 2003-04 fiscal year.

          The State Legislature approved the annual budget for fiscal year 2003-04 on May 15, 2003, successfully overriding gubernatorial vetoes totaling $3.2 billion. On May 28, 2003, DOB issued its 2003-04 Enacted Budget Financial Plan summarizing the impact of the Legislature's actions and other events on the State's 2003-04 Financial Plan as submitted by the Governor in January 2003.
DOB reported that the annual budget approved by the Legislature created a potential imbalance of $912 million in the General Fund, which DOB planned to correct through a combination of management actions and temporary Federal aid that the President had signed into law after the State Legislature had acted on the budget. At the time, the Legislature did not agree with DOB's Financial Plan estimates. General Fund actual results in 2003-04 were $69 million better than the initial DOB estimates, after excluding the impact of Federal aid.

          The temporary Federal aid produced nearly $1.2 billion in General Fund relief during the 2003-04 fiscal year, which eliminated the initial projected $912 million imbalance. New York's share of the national aid package consisted of a revenue sharing grant worth $645 million and a temporary 2.95 percent increase in the Federal Medical Assistance Percentage that produced $506 million in General Fund savings. The grant increased General Fund receipts, while the higher matching rate lowered Medicaid spending in the General Fund, but increased the amount spent from Federal Funds.

          Aside from the extraordinary Federal aid, the net General Fund operating variance was $69 million, although 2003-04 year-end results for a number of programs varied from the initial projections. In particular, even though the State economy rebounded modestly in 2003-04, the persistent effects of the national recession and a weak recovery continued to put pressure on the State's social services programs to a greater extent than anticipated in the Enacted Budget Financial Plan. The actual number of people receiving Medicaid and welfare benefits during the year exceeded initial projections, driving additional Financial Plan costs. However, the positive impact of Federal aid, modestly higher tax receipts, and spending that came in below projections in other programs, were more than sufficient to offset the growth in social services costs.

          All Governmental Funds receipts reached $99 billion in 2003-04, an increase of $10.91 billion (12.4 percent) from 2002-03. The increase reflects both gradually improving economic conditions and significant policy actions taken with the 2003-04 Enacted Budget. These actions included $4.20 billion in tobacco securitization proceeds as well as temporary increases in PIT rates and in the base and rate of the sales tax.

          All Governmental Funds spending in 2003-04 was $97.43 billion, an increase of nearly $8.3 billion over 2002-03. The annual impact of payment deferrals, which had the effect of lowering 2002-03 spending by $1.9 billion and increasing 2003-04 spending by the same amount, accounted for $3.8 billion (46 percent) of the annual increase. Aside from the payment deferrals, Medicaid spending, driven mainly by caseload, utilization and inflationary pressures, increased by $1.8 billion, followed by growth in Federal education aid, State pension costs and pass-through aid related to the World Trade Center recovery efforts.

          PIT net receipts for 2003-04 reached $24.1 billion, an increase of $352 million (1.5 percent) from 2002-03 due largely to a modestly improved economic environment and the first-year impact of the temporary three-year PIT increase enacted in 2003. The increase is partially offset by a $1.63 billion lower contribution from the Refund Reserve account. Net of Refund Reserve transactions, All Funds income tax receipts grew 8.8 percent over 2002-03 results.

          PIT General Fund net receipts for 2003-04 reached $15.8 billion, a decrease of $1.02 billion (6.1 percent) from 2002-03. In addition to the changes reflected in All Funds net receipts, the deposit into the Revenue Bond Tax Fund ("RBTF") was $14 million more than anticipated and the deposit into the School Tax Relief Fund ("STAR") was $16 million less than anticipated. After adjustment for the impact of the acceleration of the $400 million in tobacco proceeds from 2004-05 to 2003-04, General Fund year-end results were $111 million (0.7%) less than anticipated in the Enacted Budget estimate. In addition to the changes reflected in All Funds net receipts, the deposits into the RBTF and STAR were $82 million and $19 million more, respectively, than anticipated in May 2003.

          2002-03 Fiscal Year. After deferring $1.9 billion in planned spending to 2003-04, the State ended the 2002-03 fiscal year on March 31, 2003 with available General Fund cash resources of $1.01 billion. The General Fund cash balance at year-end totaled $815 million and the refund reserve account had $200 million in resources not budgeted for other purposes. The General Fund balance was comprised of $710 million in the TSRF, $20 million in the CRF, and $85 million in the Community Projects Fund. The closing fund balance excludes $627 million on deposit in the refund reserve account at the end of the 2002-03 fiscal year.

          General Fund receipts and transfers from other funds totaled $37.4 billion in 2002-03, a decrease of $2.3 billion (6 percent) from the February Financial Plan forecast. The February Financial Plan had counted on $1.9 billion in revenues from the tobacco settlement sale. General Fund disbursements and transfers to other funds totaled $37.6 billion, a decrease of $2.2 billion (5 percent) from the February Financial Plan. The substantial decline resulted from the deferral of $1.9 billion in payments originally scheduled for 2002-03 and $253 million in one-time savings. After adjusting for the payment deferrals, General Fund disbursements would have totaled $39.5 billion in 2002-03 (a decrease of $1.7 billion or 4 percent from 2001-02 results).

          2001-02 Fiscal Year. The State ended its 2001-02 fiscal year on March 31, 2002 in balance on a cash basis. There was no General Fund surplus reported by DOB. After year-end adjustments related to the refund reserve account, the closing balance in the General Fund was $1.03 billion, a decrease of $67 million from the 2000-01 fiscal year. Of this balance, $710 million was held in the TSRF (after a deposit of $83 million in fiscal year 2001-02), $157 million in the CRF, $159 million in the CPF, and $5 million in the Universal Pre-kindergarten Fund. The closing fund balance excludes $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year.

          General Fund receipts, including transfers from other funds, totaled $41.4 billion for the 2001-02 fiscal year, an increase of $1.26 billion (3.3. percent) over fiscal year 2000-01 results. Receipts results for fiscal year 2001-02 reflect refund reserve transactions that had the effect of reducing personal income tax receipts in the 2001-02 fiscal year and increasing them in the 2002-03 fiscal year. In comparison to the 2001-02 Financial Plan projected in January 2002 (the January Financial Plan), receipts were $1.3 billion lower than projected. When the refund reserve is adjusted for the set-aside of $1.07 billion for economic uncertainties, General Fund receipts and transfers from other funds totaled $42.21 billion, a decrease of $225 million from the January Financial Plan (the January Financial Plan also adjusted the refund reserve for a projected deposit of $1.13 billion for economic uncertainties). The decrease of $225 million in receipts reflected lower-than-expected personal income and business tax collections due from 2001 tax year liability.

          General Fund disbursements, including transfers to other funds, totaled $41.22 billion for the 2001-02 fiscal year, an increase of $1.52 billion (3.8 percent) for the 2000-01 fiscal year. In comparison to the January Financial Plan, disbursements were $233 million lower than projected. A portion of the lower amount of spending was attributable to the timing of payments and these payments are expected to occur in the 2002-03 fiscal year.

          DEBT LIMITS AND OUTSTANDING DEBT.  There are a number of methods by
          --------------------------------
which the State of New York may incur debt. The State may issue general obligation bonds. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act of 2000 (the "Debt Reform Act") imposes statutory limitations on new State-supported debt outstanding, which apply to general obligations bonds as well as other State-supported bonds issued on and after April 1, 2000. The State Constitution also provides that general obligation bonds must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 40 years after issuance, and beginning not more than one year after issuance of such bonds. General obligation housing bonds must be paid within 50 years after issuance, commencing no more than three years after issuance. However, the Debt Reform Act limits the maximum term of State-supported bonds, including general obligation bonds, to thirty years.

          The Debt Reform Act implemented statutory initiatives intended to improve the State's borrowing practices by imposing phased-in caps on new debt outstanding and new debt service costs. The Act also limited the use of debt to capital works and purposes only.

          The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-01 and is gradually increasing until it is fully phased in at 4 percent of personal income in 2010-11. Similarly, the cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts on 2000-01 and is gradually increasing until it is fully phased in at 5 percent in 2013-14.

          The Debt Reform Act requires the limitations on the issuance of State-supported debt and debt services costs to be calculated by October 31st of each year and reported in the quarterly Financial Plan Update most proximate to October 31st of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The DOB expects that the prohibition on issuing new State-supported debt if the caps are met or exceeded will provide an incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

          On October 30, 2002, the State reported that it was in compliance with both debt caps, with new debt outstanding at 0.67 percent of personal income and new debt service at 0.36 percent of total governmental receipts. For the 2002-03 fiscal year, the debt outstanding and debt service caps were 1.65 percent each. The debt outstanding and debt service costs for the 2002-03 and 2003-04 fiscal years were also within the statutory caps.

          The State has also enacted statutory limits on the amount of variable rate obligations and interest rate exchange agreements that authorized issuers of State-supported debt may enter into. The statute limits the use of debt instruments which result in a variable rate exposure (e.g., variable rate obligations and interest rate exchange agreements) to no more than 15 percent of total outstanding State-supported debt, and limits the use of interest rate exchange agreements to a total notional amount of no more than 15 percent of total outstanding State-supported debt. As of March 31, 2004, State-supported debt in the amount of $40.3 billion was outstanding, resulting in a variable rate exposure cap of approximately $6 billion and an interest rate exchange agreement cap of approximately $6 billion. As of March 31, 2004, there was approximately $1.9 billion, or 4.7 percent of total debt outstanding, in outstanding debt instruments resulting in net variable rate exposure. In addition, five issuers, Dormitory Authority of the State of New York, Urban Development Corporation, Housing Finance Agency ("HFA"), LGAC and the Thruway Authority have entered into $5.5 billion, or 13.6 percent of total debt outstanding, notional amount of interest rate exchange agreements. Thus, at March 31, 2004, both the amount of outstanding variable rate instruments resulting in a variable rate exposure and interest rate exchange agreements are less than the authorized totals of 15 percent of total outstanding State-supported debt.

          The State may undertake short-term borrowings without voter approval
(i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). The only current authorization provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York State Job Development Authority. The State has never been called upon to make any direct payments pursuant to any such guarantees. Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

          State Finance Law requires the Governor to submit a five-year Capital Program and Financing Plan (the "Capital Plan") with the Executive Budget, and update the Capital Plan by the later of July 30 or 90 days after the enactment of the State Budget. The proposed 2005-06 through 2009-10 Capital Program and Financing Plan was released with the Executive Budget on January 18, 2005.
Total capital spending is projected to be $33.9 billion across the five years of the Capital Plan, an average of $6.7 billion annually.

          Over the Five-Year Plan, spending to support the State's transportation infrastructure continues to account for the largest share, 56% of total spending. The balance of total spending will support other capital investments in the areas of education (13 percent), parks and the environment (9 percent), mental hygiene and public protection (8 percent), economic development and government oversight (9 percent) and health and social welfare, general government and other areas (5 percent).

          Total debt outstanding is projected to rise from $41.3 billion in 2004-05 to $47.8 billion in 2009-10, or by an annual average of 3.0 percent. The projections of State borrowings are subject to change as market conditions, interest rates and other factors vary throughout the fiscal year.


          In 2001, legislation was enacted to provide for the issuance by certain State authorities of State Personal Income Tax Revenue Bonds, which are expected to become the primary financing vehicle for a broad range of State-supported debt programs authorized to be secured by service contract or lease-purchase payments. These State Personal Income Tax Revenue Bonds are expected to reduce borrowing costs by improving the marketability and creditworthiness of State-supported obligations and by permitting the consolidation of multiple bonding programs to reduce administrative costs.


          The legislation provides that 25 percent of personal income tax receipts (excluding refunds owed to taxpayers and deposits to STAR) be deposited to the RBTF for purposes of making debt service payments on these bonds, with excess amounts returned to the General Fund. In the event that (i) the State Legislature fails to appropriate amounts required to make all debt service payments on the State Personal Income Tax Revenue Bonds or (ii) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the bonds, the legislation requires that personal income tax receipts continue to be deposited to the RBTF until amounts on deposit in the Fund equal the greater of 25 percent of annual personal income tax receipts or $6 billion.

          The State issued its first State Personal Income Tax Revenue Bonds (in an aggregate principal amount of $225 million) on May 9, 2002. As of March 31, 2004, approximately $3.3 billion of State Personal Income Tax Revenue Bonds have been issued and outstanding.

          The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State.

          Debt service payable to certain public authorities from State appropriations for such lease-purchase and contractual obligation financings may be paid from general resources of the State or from dedicated tax and other sources. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments.


          On January 13, 1992, S&P reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 5, 1999, S&P affirmed its A rating on the State's outstanding bonds. On March 10, 2000, S&P assigned its A+ rating on New York State's long-term general obligations. On December 19, 2000, S&P assigned its AA rating on New York State's long-term general obligations.


          On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On March 5, 1999, Moody's affirmed its A2 rating with a stable outlook to the State's general obligations. In June 2000, Moody's revised its outlook on the State's general obligations from stable to positive. On December 6, 2002, Moody's changed its outlook on the State's general obligation bonds from stable to negative but retained its A2 rating. On November 4, 2004 Moody's raised its rating on the State's general obligation bonds to A1.

          On June 5, 2003, Fitch Ratings assigned its AA- rating on New York's long-term general obligations.


          New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.


          LITIGATION. The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million. These proceedings could adversely affect the financial condition of the State in the 2004-05 fiscal year or thereafter. The State will describe newly initiated proceedings which the State believes to be material, as well as any material and adverse developments in the listed proceedings, in updates or supplements to its Annual Information Statement.

          Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) a challenge to the Governor's application of his constitutional line item veto authority; (4) a challenge to the funding for New York City public schools; (5) the Governor seeking a judgment declaring that the actions of the Senate and the Assembly in voting and passing 46 budget bills violated the State Constitution, because they deleted provisions of appropriations proposed by the Governor, substituted other appropriations, and considered other bills prior to taking action on the appropriation bills submitted by the Governor; and (6) the constitutionality of those portions of Chapter 1 of the Laws of 2002 which relate to the authorization of the conversion of Empire Health Choice, d/b/a Empire Blue Cross and Blue Shield from a not-for-profit corporation to a for-profit corporation.

          Adverse developments in the proceedings described above, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2004-05 Financial Plan. The State believes that the 2004-05 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2004-05 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2004-05 Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2004-05 Financial Plan.

          Ongoing litigation challenging the use of proceeds resulting from the conversion of Empire from a not-for-profit corporation to a for-profit corporation could result in a loss of resources in 2004-05 for both the General Fund and Health Care Workforce Recruitment & Retention Act of 2002 ("HCRA"). Pursuant to court order, all proceeds are currently being held in escrow by the State Comptroller until a judgment is rendered. The current HCRA Plan, which expires on June 30, 2005, counts on a total of $1.2 billion in conversion proceeds, including planned proceeds from future sales. In addition, another $200 million in conversion proceeds is expected to finance Medicaid costs in the General Fund in 2004-05. Availability of these resources depends on successful resolution of the litigation or release of the moneys currently held in escrow. The General Fund is required to finance any shortfall in HCRA up to the payment that would have been received by HCRA absent the securitization of tobacco proceeds. In addition, a statutory loan repayment provision requires the General Fund to provide up to $200 million to cover any additional HCRA shortfall.

          In Campaign for Fiscal Equity, Inc. (CFE) et al. v. State, et al. (Supreme Court, New York County), plaintiffs challenge the State's method of providing funding for New York City public schools. Plaintiffs seek a declaratory judgment that the State's public school financing system violates article 11, section 1 of the State Constitution and Title VI of the Federal Civil Rights Act of 1964 and injunctive relief that would require the State to satisfy State Constitutional standards.

          This action was commenced in 1993. In 1995, the Court of Appeals affirmed the dismissal of claims under the equal protection clauses of the Federal and State constitutions and Title VI of the Federal Civil Rights Act of 1964. It reversed dismissal of the claims under article 11, section 1 of the State Constitution and implementing regulations of Title VI, and remanded these claims for trial.

          By decision dated January 9, 2001, following trial, the trial court held that the State's education funding mechanism does not provide New York City students with a "sound basic education" as required by the State Constitution, and that it has a disparate impact on plaintiffs in violation of regulations enacted by the U.S. Department of Education pursuant to Title VI of the Civil Rights Act of 1964. The court ordered that defendants put in place reforms of school financing and governance designed to redress those constitutional and regulatory violations, but did not specify the manner in which defendants were to implement these reforms. The State appealed, and the trial court's decision was stayed pending resolution of the appeal. By decision and order entered June 25, 2002, the Appellate Division, First Department, reversed the January 9, 2001 decision and dismissed the claim in its entirety. On July 22, 2002, the plaintiffs filed a notice of appeal to the decision and order to the Court of Appeals.

          By decision dated June 26, 2003, the Court of Appeals reversed that portion of the June 25, 2002 decision and order of the Appellate Division, First Department relating to the claims arising under the State Constitution. The Court held that the weight of the credible evidence supported the trial court's conclusion that New York City schoolchildren were not receiving the constitutionally mandated opportunity for a sound basic education and further held that the plaintiffs had established a causal link between the present education funding system and the failure to provide said sound basic education. The Court remitted the case to the trial court for further proceedings in accordance with its decision.

          On August 3, 2004, the Supreme Court, New York County, referred this case to a panel of three referees. On November 30, 2004, the panel issued its report and recommendations. It recommended that the District Court direct the State to pay to New York City schools a total of $14.08 billion over the next four years in additional operations funding and $9.179 billion over the next five years for capital improvements.

          DOB continues to assume the entire outyear value of video lottery terminals ("VLT") is reserved to help finance compliance with the CFE court case. Under an expansion plan proposed by the Governor in the 2004-05 Executive Budget, receipts from

VLTs were expected to be $950 million in 2005-06. This plan was not enacted by the Legislature. Eight VLT facilities were authorized under the current law, but two major facilities located at Yonkers and Aqueduct Raceways have not yet begun operations. These two facilities were expected to produce the majority of the VLT receipts under current law. In July 2004, the Appellate Division of the Court of Appeals upheld the constitutionality of VLTs as a lottery providing education funding. However, the decision stated that certain allocation provisions within the statute allowing VLTs were considered unconstitutional.

          While the order of the Court allows current VLT facilities to continue operations, development of the Yonkers and Aqueduct projects has been deferred pending the outcome of litigation at the Court of Appeals.

          On November 23, 1998, the attorneys general for 46 states (including New York) entered into a master settlement agreement ("MSA") with the nation's largest tobacco manufacturers. Under the terms of the MSA, the states agreed to release the manufacturers from all smoking-related claims in exchange for specified payments and the imposition of restrictions on tobacco advertising and marketing. New York is projected to receive $25 billion over 25 years under the MSA, with payments apportioned among the State (51 percent), counties (22 percent), and New York City (27 percent). The projected payments are an estimate and subject to adjustments for, among other things, the annual change in the volume of cigarette shipments and the rate of inflation.

          In Freedom Holdings Inc. et al. v. Spitzer et ano., two cigarette importers brought an action in 2002 challenging portions of laws enacted by the State under the 1998 MSA that New York and many other states entered into with the major tobacco manufacturers. The initial complaint alleged: (1) violations of the Commerce Clause of the United States Constitution; (2) the establishment of an "output cartel" in conflict with the Sherman Act; and (3) selective nonenforcement of the laws on Native American reservations in violation of the Equal Protection Clause of the United States Constitution. The United States District Court for the Southern District of New York granted defendants' motion to dismiss the complaint for failure to state a cause of action. In an opinion decided January 6, 2004, the United States Court of Appeals for the Second Circuit (1) affirmed the dismissal of the Commerce Clause claim; (2) reversed the dismissal of the Sherman Act claim; and (3) remanded the selective enforcement claim to the District Court for further proceedings. Plaintiffs have filed an amended complaint that also challenges the MSA itself (as well as other related state statutes) primarily on preemption grounds, and the plaintiff's sought preliminary injunctive relief. On September 14, 2004, the District Court denied all aspects of the plaintiff's motion for a preliminary injunction except that portion of the motion seeking to enjoin enforcement of Chapter 666 of the Laws of 2003, which limits the ability of tobacco manufacturers to obtain the release of certain funds from escrow. Plaintiffs have appealed from the denial of the remainder of the motion to the United States Court of Appeals for the Second Circuit.

          In Local Government Assistance Corporation et al. v. Sales Tax Asset Receivable Corporation and The City of New York (Supreme Court, Albany County), the petitioners challenge, inter alia, the constitutionality of Public
                           ----------
Authorities Law section

3238-a, which requires LGAC to annually transfer $170 million to The City of New York. Section 3238-a was enacted in 2003 as part of legislation authorizing the refinancing of debt incurred by the Municipal Assistance Corporation (the "MAC Refinancing Act"). By decision and order dated September 17, 2003, the court held that the MAC Refinancing Act was constitutional. Petitioners have appealed from the decision and order to the Appellate Division, Third Department. By decision and order entered August 27, 2003, the Appellate Division, Third Department granted a preliminary injunction restraining defendants, inter alia,
                                                                    ----------
from issuing any bonds pursuant to the MAC Refinancing Act pending appeal.

          By memorandum and order entered March 4, 2004, the Appellate Division, Third Department, held that, to the extent that Public Authorities Law section 3240 exempted payments made pursuant to Public Authorities Law 3238-a from the necessity of annual legislative appropriations, it violated the provisions of article VII, section 11 of the New York State Constitution. The Appellate Division then severed the offending portion of section 3240 and upheld the constitutionality of the remainder of the MAC Refinancing Act. Both parties have appealed from the March 4, 2004 memorandum and order to the Court of Appeals.

          By opinion dated May 13, 2004, the Court of Appeals modified the order of the Appellate Division, Third Department, by reinstating the September 17, 2003 order of the Supreme Court and as so modified, affirmed.

          In Silver v. Pataki, the Speaker of the Assembly of the State of New York challenges the Governor's application of his constitutional line item veto to certain portions of budget bills adopted by the State Legislature contained in Chapters 56, 57 and 58 of the Laws of 1998. By decision dated July 20, 2000, the Appellate Division reversed the January 7, 1999 order of the Supreme Court, New York County, and dismissed the petition. By opinion dated July 10, 2001, the Court of Appeals reversed the decision of the Appellate Division, holding that plaintiff has the capacity and standing to sue as a member of the Assembly. By order dated June 17, 2002, the Supreme Court, New York County, granted defendant's motion for summary judgment, dismissing the complaint. Plaintiff has appealed to the Appellate Division, First Department. On July 22, 2002, the Senate of the State of New York moved in Supreme Court to intervene and for reargument. By decision entered December 11, 2003, the Appellate Division, First Department, affirmed the decision of the Supreme Court, New York County, dismissing the complaint. Plaintiff has appealed this decision to the Court of Appeals. By decision dated December 16, 2004, the Court of Appeals affirmed the decision of the Appellate Division, First Department.

          In Dalton, et al. v. Pataki, et al. and Karr v. Pataki, et al., plaintiffs seek a judgment declaring as unconstitutional, under provisions of the Constitutions of the United States and the State, parts B, C and D of Chapter 383 of the Laws of 2001, which respectively authorize (1) the governor to enter into tribal-state compacts for the operation by Indian tribes of gambling casinos in certain areas of the State, (2) the Division of the Lottery to license the operation of VLT at certain race tracks in the State and (3) the Division of the Lottery to enter into a joint, multi-jurisdiction and out-of-state lottery. Plaintiffs also seek to enjoin defendants from taking any action to implement the provisions of Chapter 383.

          By opinion and order entered July 7, 2004, the Appellate Division, Third Department, upheld the constitutionality of tribal-state compacts and the joint, multi-jurisdiction and out of State Lottery. The Appellate Division held that the statute authorizing the Division of the Lottery to license the operation of VLTs at certain racetracks in the State violated the provisions of the State Constitution that require the net proceeds of State-operated lotteries be applied exclusively to or in aid or support of education in this State as the Legislature may prescribe. The State, certain other defendants, and the plaintiffs in both Dalton, et al. v. Pataki, et al and Karr v. Pataki, et al. have appealed from this order.

          In Pataki v. New York State Assembly, et al., the Governor seeks a judgment declaring that the actions of the Senate and the Assembly in voting and passing 46 budget bills on August 2, 2001 and August 3, 2001 violated Article 7, sections 4 and 5 of the State Constitution, because they deleted provisions of appropriations proposed by the Governor, substituted other appropriations, and considered other appropriation bills prior to taking action on the appropriation bills submitted by the Governor. The action also seeks to enjoin the approval of vouchers submitted pursuant to the budget bills enacted by the Senate and Assembly.

          By decision and order dated November 7, 2001, the Supreme Court, Albany County, granted the State Comptroller's motion to dismiss this action as against the Comptroller. The plaintiff has appealed from that order. By decision and order dated January 17, 2003, the Supreme Court, Albany County, granted summary judgment dismissing certain affirmative defenses and declaring the actions of the Legislature in enacting the budget bills as modified or proposed by the Legislature other than the Legislative and Judiciary budget bills an unconstitutional violation of article VII of the State Constitution and denied defendants cross-motions for summary judgment. Defendants appealed from the January 17, 2002 order to the Appellate Division, Third Department.

          By opinion and order dated April 22, 2004, the Appellate Division, Third Department, affirmed the decision and order of the Supreme Court, Albany County. Defendants have appealed from this opinion and order to the Court of Appeals. By decision dated December 16, 2004, the Court of Appeals affirmed the opinion and order of the Appellate Division, Third Department.

          Several cases challenge provisions of Chapter 81 of the Laws of 1995 which alter the nursing home Medicaid reimbursement methodology on and after April 1, 1995. Included are New York State Health Facilities Association, et al., v. DeBuono, et al., St. Luke's Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono, et al. (three cases), Healthcare Association of New York State v. DeBuono and Bayberry Nursing Home et al. v. Pataki, et al. Plaintiffs allege that the changes in methodology have been adopted in violation of procedural and substantive requirements of State and federal law.

          In a decision dated June 3, 2003, involving seven consolidated cases (Matter of St. James Nursing Home v. DeBuono), the Supreme Court, Albany County, partially granted petitioners claims that the State violated the procedural requirements of the Boren Amendment and directed the State to recalculate the Medicaid rates associated with State Plan Amendment 95-23. The court dismissed petitioners' claims as to the Medicaid rates associated with State Plan Amendments 95-24 and 96-24. The State has appealed from this decision. In a decision and order dated November 18, 2004, the Appellate Division, Third Department, affirmed the judgment of the Supreme Court, Albany County.

          In a related case, Charles T. Sitrin Health Care Center, Inc., et al.
v. SONY, et al., plaintiffs seek judgments declaring as unconstitutional, under provisions of the Constitutions of the United States and the State, amendments to the HCRA, which impose a 6 percent assessment on nursing home gross receipts from patient care services and operating income. In a decision dated April 24, 2003, the Supreme Court, Oneida County, granted summary judgment to defendants dismissing this case. In light of the decision dismissing Sitrin, the plaintiffs in New York Association of Homes and Services for the Aging, Inc. v. Novello, et al., have discontinued the case.

          In Consumers Union of U.S., Inc. v. State, plaintiffs challenge the constitutionality of those portions of Chapter 1 of the Laws of 2002 which relate to the authorization of the conversion of Empire Health Choice, d/b/a Empire Blue Cross and Blue Shield from a not-for-profit corporation to a for-profit corporation. Chapter 1 requires, in part, that upon such conversion, assets representing 95 percent of the fair market value of the not-for-profit corporation be transferred to a fund designated as the "public asset fund" to be used for the purpose set forth in Sec. 7317 of the Insurance Law. The State and private defendants have separately moved to dismiss the complaint. On November 6, 2002, the Supreme Court, New York County, granted a temporary restraining order, directing that the proceeds from the initial public offering of the for-profit corporation be deposited with the State Comptroller in an interest-bearing account, pending the hearing of a motion for a preliminary injunction, which was returnable simultaneously with the motions to dismiss, on November 26, 2002.

          By decision and order dated May 20, 2004, the Appellate Division, First Department affirmed the dismissal of plaintiff's original complaint but also affirmed the denial of defendants' motion to dismiss the amended claim. The State, the other defendants and the plaintiffs have moved in the Appellate Division for leave to appeal to the Court of Appeals.

          In the Canadian St. Regis Band of Mohawk Indians case, plaintiffs seek ejectment and monetary damages with respect to their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. By decision dated July 28, 2003, the District Court granted, in most respects, a motion by plaintiffs to strike defenses and dismiss counterclaims contained in defendants' answers. By decision dated October 20, 2003, the District Court denied the State's motion for reconsideration of that portion of the July 28, 2003 decision which struck a counterclaim against the United States for contribution. On November 29, 2004, the plaintiff tribal entities, with one exception, approved a settlement proposed by the State, which would require enactment of State and Federal legislation to become effective.

          On March 4, 1985 in Oneida Indian Nation of New York, et al. v. County of Oneida, the United States Supreme Court affirmed a judgment of the United States Court of Appeals for the Second Circuit holding that the Oneida Indians have a common-law right of action against Madison and Oneida counties for wrongful possession of 872 acres of land illegally sold to the State in 1795. At the same time, however, the Court reversed the Second Circuit by holding that a third-party claim by the counties against the State for indemnification was not properly before the Federal courts. The case was remanded to the District Court for an assessment of damages, which action is still pending. The counties may still seek indemnification in the State courts.

          On December 7, 2004, settlement agreements were signed between the State, the Oneidas of Wisconsin and the Stockbridge-Munsee Tribe, which would in part require the passage of State and Federal legislation to become effective. Such legislation must be enacted by September 1, 2005 unless the parties agree to an extension of time. The agreements contemplate the extinguishment of all Oneida and other Indian claims in the tract at issue in this litigation. Although the agreements provide for monetary payment, transfers of lands and other consideration to non-signatory tribal plaintiffs, these agreements have not been signed by the United States, the Oneidas of New York, the Oneida of the Thames Band or the New York Brothertown.

          In the Cayuga Indian Nation of New York case, plaintiffs seek monetary damages for their claim that approximately 64,000 acres in Seneca and Cayuga Counties were illegally purchased by the State in 1795. Prior to trial, the court held that plaintiffs were not entitled to seek the remedy of ejectment.
In October 1999, the District Court granted the Federal government's motion to have the State held liable for any damages owed to the plaintiffs. In February 2000, at the conclusion of the damages phase of the trial of this case, a jury verdict of $35 million in damages plus $1.9 million representing the fair rental value of the tract at issue was rendered against the defendants. By decision and judgment dated October 2, 2001, the District Court also granted plaintiffs $211 million in prejudgment interest. The State has appealed from the judgment to the United States Court of Appeals for the Second Circuit.

          Following argument of the appeal, the Second Circuit requested that the parties brief the Court on the impact of any eventual decision by the United States Supreme Court in City of Sherrill v. Oneida Indian Nation of New York, et al., a case to which the State is not a named party, involving the issue of whether parcels of land recently acquired by the Oneida Indian Nation of New York within the 1788 reservation boundaries are subject to local property taxation. On October 1, 2004, the State filed an action in the District Court for the Northern District Court under the Federal Tort Claims Act, seeking contribution from the United States toward the $248 million judgment and post-judgment interest. The State and the United States have agreed to stay this litigation pending a decision in the Sherrill case.

          Settlements were signed on by the Governor of the State with the Chief of the Seneca-Cayuga Tribe of Oklahoma on November 12, 2004 and with the Cayuga Indian Nation of New York on November 17, 2004 which would, in part, require enactment of State and Federal legislation to become effective. Such legislation must be enacted by September 1, 2005 unless the parties agree to an extension of time. These agreements provide for differential payments to be made to the plaintiff tribes, based upon the outcome of the appeal now pending in the Second Circuit.

          AUTHORITIES.  The fiscal stability of New York State is related, in
          -----------
part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

          Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

          For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State and lease-purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral obligation financings, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt described above, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

          NEW YORK CITY AND OTHER LOCALITIES.  The fiscal health of the State
          ----------------------------------
may also be affected by the fiscal health of New York City, which continues to receive significant financial assistance from the State. State aid contributes to the city's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market their securities successfully in the public credit markets.


          On September 11, 2001, two hijacked passenger jetliners flew into the World Trade Center, resulting in a substantial loss of life, destruction of the World Trade Center and damage to other buildings in the vicinity. Trading on the major New York stock exchanges was suspended until September 17, 2001, and business in the financial district was interrupted. Recovery, clean up and repair efforts have resulted in substantial expenditures. The City has been largely reimbursed by the federal government for all of its direct costs for response and remediation of the World Trade Center site. In addition, the State authorized the New York City Transitional Finance Authority ("TFA") to have $2.5 billion of bonds and notes to pay costs related to or arising from the September 11 attack, of which the TFA currently has outstanding approximately $2 billion. It is not possible to quantify at present with any certainty the long-term impact of the September 11 attach on the City and its economy.


          The City has achieved balanced operating results for each of its fiscal years since 1981 as measured by the GAAP standards in force at that time. The City prepares a four-year financial plan annually and updates it periodically, and prepares a comprehensive annual financial report each October describing its most recent fiscal year.

          In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year, the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.

          On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998 and again on May 27, 1998, S&P assigned a BBB+ rating to the City's general obligation debt and placed the ratings on CreditWatch with positive implications. On March 9, 1999, S&P assigned its A- rating to Series 1999H of New York City general obligation bonds and affirmed the A- rating on various previously issued New York City bonds. On November 27, 2002, S&P changed its outlook for the City's general obligation debt to "negative" from "stable" but maintained its single-A rating.


          Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody's upgraded approximately $28 billion of the City's general obligations from Baa1 to A3. On June 9, 1998, Moody's affirmed its A3 rating to the City's general obligations and stated that its outlook was stable. In August 2000, Moody's upgraded approximately $26 billion of the City's general obligations from A3 to A2. On September 19, 2001, as a result of the attacks of September 11th, Moody's changed the outlook on the City's bonds from stable to uncertain. Shortly thereafter, on November 16, 2001, this outlook was changed again by Moody's from uncertain to negative. On January 28, 2004, Moody's upgraded its outlook on the City's bonds from negative to stable in light of the City's improving economy and revenue picture.

          On March 8, 1999, Fitch IBCA upgraded New York City's $26 billion outstanding general obligation bonds from A- to A. Subsequent to that time, the City's general obligation bonds have been upgraded to A+.

          In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the MAC Refinancing Act to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the control period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.


          Currently, the City and its Covered Organizations (i.e., those organizations which receive or may receive moneys from the City directly, indirectly or contingently) operate under the City's Financial Plan. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps.
The City's projections set forth in its Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments (such as the World Trade Center attack) and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.


          For the 2004 fiscal year, the City's General fund had an operating surplus of $1.928 billion, before discretionary and other transfers, and achieved balanced operating results in accordance with GAAP, after discretionary and other transfers. The 2004 fiscal year is the twenty-fourth consecutive year that the City has achieved an operating surplus, before discretionary and other transfers, and balanced operating results. after discretionary and other transfers.

          Before providing for prepayments and increased appropriations to the Budget Stabilization Account and before implementation of the City's Gap Closing Program, the City of New York's Financial Plan for fiscal years 2005-2009 projects a budget surplus of $911 million for 2005, and budget gaps of $3.1 billion, $4.5 billion and $4.0 billion in 2006, 2007 and 2008, respectively. To achieve a balanced budget for 2006 and reduce projected gaps for 2007 and 2008, a gap closing program has been developed. Program actions within the city's control include an agency program which reduces spending or increases revenues totaling $423 million, $506 million, $350 million and $349 million in 2005, 2006, 2007 and 2008 respectively; debt service savings of $10 million and $85 million in 2005 and 2006; and asset sales of $85 million in 2005. The program also includes initiatives requiring state action of $500 million, $200 million and $100 million in fiscal years 2006, 2007 and 2008 and federal action of $250 million in 2006. Additionally, there is a reduction of $325 million in pension and health insurance costs in 2006 and $200 million in 2007. Implementation of this plan will leave remaining gaps of $3.7 billion in fiscal year 2007, $3.6 billion in fiscal year 2008 and $3.2 billion in fiscal year 2009.

          New York City is heavily dependent on New York State and Federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future Federal and State assistance will enable the City to make up any potential future budget deficits. Although the City has consistently maintained balanced budgets and is projected to achieve balanced operating results for the current fiscal year, there can be no assurance that the gap-closing actions proposed in its Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

          The projections set forth in the City's Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the New York City Health and Hospitals Corporation to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

          To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to finance seasonal needs and recovery costs related to the World Trade Center. In recent years, the State Constitutional debt limit would have prevented the City from entering into new capital contracts. To prevent disruptions in the capital program, two actions were taken to increase the City's capital financing capacity: (i) the State Legislature created the TFA in 1997, and (ii) in 1999, the City created TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues. The City expects that these actions, combined with the City's remaining capacity, will provide sufficient financing capacity to continue its capital program through City fiscal year 2011.

          The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

          Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the fiscal year.

          Municipalities and school districts have engaged in substantial short-term and long-term borrowings. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.


          From time to time, Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.


                             MANAGEMENT OF THE FUNDS

Officers and Boards of Directors/Trustees
-----------------------------------------

          The business and affairs of the Global Fixed Income Fund is managed by a Board of Directors in accordance with the laws of the State of Maryland. The business and affairs of the Fixed Income and New York Municipal Funds are managed by a Board of Trustees in accordance with the laws of The Commonwealth of Massachusetts. Each Board approves all significant agreements between a Fund and the companies that furnish services to the Fund, including agreements with the Fund's Adviser(s), custodian and transfer agent. Each Board elects officers who are responsible for the day-to-day operations of a Fund and who execute policies authorized by the Board.

          The names and birth dates of the Funds' Directors/Trustees and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.


---------------------------------------  --------------  ---------  ---------------------------  ----------  ---------------
                                                                                                 Number of
                                                                                                 Portfolios
                                                         Term of                                  in Fund
                                                         Office(1)                                Complex        Other
                                                           and             Principal              Overseen    Directorships
                                         Position(s)     Length of        Occupation(s)              by         Held by
Name, Address and Date                    Held with        Time          During Past Five         Director/    Director/
      of Birth                              Fund          Served              Years                Trustee      Trustee
---------------------------------------  --------------  ---------  ---------------------------  ----------  ---------------
---------------------------------------  --------------  ---------  ---------------------------  ----------  ---------------
INDEPENDENT
DIRECTORS/TRUSTEES
---------------------------------------  --------------  ---------  ---------------------------  ----------  ---------------
Richard H. Francis                       Director/       Since      Currently retired            41          None
c/o Credit Suisse Asset Management, LLC  Trustee,        1999
466 Lexington Avenue                     Nominating
New York, New York 10017-3140            and Audit
Date of Birth:  4/23/32                  Committee
                                         Member
---------------------------------------  --------------  ---------  ---------------------------  ----------  ---------------
Jeffrey E. Garten                        Director/       Since      Dean of Yale                 40          Director of
Box 208200                               Trustee,        1998       School of                                Aetna, Inc.
New Haven, Connecticut                   Nominating                 Management and                           (insurance
06520-8200                               and Audit                  William S.                               company);
Date of Birth:  10/29/46                 Committee                  Beinecke Professor                       Director of
                                         Member                     in the Practice of                       Calpine
                                                                    International Trade                      Corporation
                                                                    and Finance from                         (energy
                                                                    November 1995 to                         provider);
                                                                    present                                  Director of
                                                                                                             CarMax
                                                                                                             Group (used
                                                                                                             car dealers)
---------------------------------------  --------------  ---------  ---------------------------  ----------  ---------------
Peter F. Krogh                           Director/       Since      Dean Emeritus and             40         Director of
301 ICC                                  Trustee,        2001       Distinguished                            Carlisle
Georgetown University                    Nominating                 Professor of                             Companies
Washington, DC 20057                     Committee                  International                            Incorporated
Date of Birth:  2/11/37                  Member and                 Affairs at the                              (diversified
                                         Audit                      Edmund A. Walsh                          manufacturin
---------------------------------------  --------------  ---------  ---------------------------  ----------  ---------------

_______________

1 Each Director/Trustee and Officer serves until his or her respective successor has been duly elected and qualified.


                                       69

---------------------------------------  --------------  ---------  ---------------------------  ----------  ---------------
                                                                                                 Number of
                                                                                                 Portfolios
                                                         Term of                                  in Fund
                                                         Office(1)                                Complex        Other
                                                           and             Principal              Overseen    Directorships
                                         Position(s)     Length of        Occupation(s)              by         Held by
Name, Address and Date                    Held with        Time          During Past Five         Director/    Director/
      of Birth                              Fund          Served              Years                Trustee      Trustee
---------------------------------------  --------------  ---------  ---------------------------  ----------  ---------------
                                         Committee                  School of Foreign                        g company)
                                         Chairman                   Service,
                                                                    Georgetown
                                                                    University from
                                                                    June 1995 to
                                                                    present
---------------------------------------  --------------  ---------  ---------------------------  ----------  ---------------
James S. Pasman, Jr.                     Director/       Since      Currently retired             42         Director of
c/o Credit Suisse Asset                  Trustee,        1999                                                Education
Management, LLC                          Nominating                                                          Management
466 Lexington Avenue                     and Audit                                                           Corp.
New York, New York                       Committee
10017-3140                               Member
Date of Birth:  12/20/30
---------------------------------------  --------------  ---------  ---------------------------  ----------  ---------------
Steven N. Rappaport                      Director/       Since      Partner of Lehigh             42         Director of
Lehigh Court LLC                         Trustee,        1999       Court, LLC and                           Presstek, Inc.
40 East 52nd Street                      Audit                      RZ Capital                               (digital
New York, New York                       Committee                  (private investment                      imaging
10022                                    Member                     firms) from July                         technologies
Date of Birth:  7/10/48                  and                        2002 to present;                         company);
                                         Nominating                 Transition Adviser                       Director of
                                         Committee                  to SunGard                               Wood
                                         Chairman                   Securities Finance,                      Resources,
                                                                    Inc. from February                       LLC
                                                                    2002 to July 2002;                       (plywood
                                                                    President of                             manufacturin
                                                                    SunGard Securities                       g company)
                                                                    Finance, Inc. from
                                                                    2001 to February
                                                                    A 2002; President of
                                                                    Loanet, Inc. (on-
                                                                    line accounting
                                                                    service) from 1997
                                                                    to 2001
---------------------------------------  --------------  ---------  ---------------------------  ----------  ---------------


                                       70

---------------------------------------  --------------  ---------  ---------------------------  ----------  ---------------
                                                                                                 Number of
                                                                                                 Portfolios
                                                         Term of                                  in Fund
                                                         Office(1)                                Complex        Other
                                                           and             Principal              Overseen    Directorships
                                         Position(s)     Length of        Occupation(s)              by         Held by
Name, Address and Date                    Held with        Time          During Past Five         Director/    Director/
      of Birth                              Fund          Served              Years                Trustee      Trustee
---------------------------------------  --------------  ---------  ---------------------------  ----------  ---------------
INTERESTED TRUSTEE
---------------------------------------  --------------  ---------  ---------------------------  ----------  ---------------
Michael E. Kenneally(2)                  Chairman        Since      Chairman and                  44         None
Credit Suisse Asset                      and Chief       2004       Global Chief
Management, LLC                          Executive                  Executive Officer
466 Lexington Avenue                     Officer                    of CSAM since
New York, New York                                                  2003; Chairman
10017-3140                                                          and Chief
                                                                    Investment Officer
Date of Birth:  03/30/54                                            of Banc of
                                                                    America Capital
                                                                    Management from
                                                                    1998 to March
                                                                    2003.
---------------------------------------  --------------  ---------  ---------------------------  ----------  ---------------
William W. Priest, Jr.(3)                Trustee         Since      Chief Executive               47         Director of
Epoch Investment Partners,                               1999       Officer of J Net                         Globe
Inc.                                                                Enterprises, Inc.                        Wireless,
667 Madison Avenue                                                  (technology                              LLC
New York, New York 10021                                            holding company)                         (maritime
                                                                    since June 2004;                         communicati
Date of Birth:  9/24/41                                             Chief Executive                          ons
                                                                    Officer of Epoch                         company);
                                                                    Investment                               Director of
                                                                    Partners, Inc. since                     InfraRed X
                                                                    April 2004; Co-                          (medical
                                                                    Managing Partner                         device
                                                                    of Steinberg Priest                      company);
                                                                    & Sloane Capital                         Director of J
                                                                    Management from                          Net
                                                                    2001 to March                            Enterprises,
                                                                    2004; Chairman                           Inc.
                                                                    and Managing

_______________

2 Mr. Kenneally is a Director/Trustee who is an "interested person" of the Funds as defined in the 1940 Act, because he is an officer of CSAM.

3 Mr. Priest is a Director/Trustee who is an "interested person" of the Funds as defined in the 1940 Act because he provided consulting services to CSAM within the last two years (ended December 31, 2002).


                                       71

---------------------------------------  --------------  ---------  ---------------------------  ----------  ---------------
                                                                                                 Number of
                                                                                                 Portfolios
                                                         Term of                                  in Fund
                                                         Office(1)                                Complex        Other
                                                           and             Principal              Overseen    Directorships
                                         Position(s)     Length of        Occupation(s)              by         Held by
Name, Address and Date                    Held with        Time          During Past Five         Director/    Director/
      of Birth                              Fund          Served              Years                Trustee      Trustee
---------------------------------------  --------------  ---------  ---------------------------  ----------  ---------------
                                                                    Director of CSAM
                                                                    from 2000 to
                                                                    February 2001,
                                                                    Chief Executive
                                                                    Officer and
                                                                    Managing Director
                                                                    of CSAM from
                                                                    1990 to 2000
---------------------------------------  --------------  ---------  --------------------------
OFFICERS
---------------------------------------  --------------  ---------  --------------------------
Michael A. Pignataro                     Treasurer       Since      Director and
Credit Suisse Asset Management, LLC      and Chief       1999       Director of Fund
466 Lexington Avenue                     Financial                  Administration of
New York, New York 10017-3140            Officer                    CSAM; Associated
Date of Birth:  11/15/59                                            with CSAM since
                                                                    1984; Officer of
                                                                    other Credit Suisse
                                                                    Funds
---------------------------------------  --------------  ---------  --------------------------
Ajay Mehra                               Chief Legal     Since
Credit Suisse Asset                      Officer         2004       Director and
Management, LLC                                                     Deputy General
466 Lexington Avenue                                                Counsel of
New York, New York                                                  CSAM since
10017-3140                                                          September 2004;
                                                                    Senior Associate
                                                                    of Shearman & Sterling LLP
Date of Birth: 08/14/70
                                                                    from September
                                                                    2000 to
                                                                    September 2004;
                                                                    Senior Counsel of
                                                                    the SEC Division
                                                                    of Investment
                                                                    Management
                                                                    from June 1997
                                                                    to September
                                                                    2000; Officer of
                                                                    other Credit
                                                                    Suisse Funds
---------------------------------------  --------------  ---------  --------------------------


                                       72

---------------------------------------  --------------  ---------  --------------------------
J. Kevin Gao                             Vice            Since      Vice President and
Credit Suisse Asset                      President and   2003       legal counsel of
Management, LLC                          Secretary                  CSAM; Associated
466 Lexington Avenue                                                with CSAM since
New York, NY  10017-                                                July 2003;
3140                                                                Associated with
Date of Birth:  10/13/67                                            the law firm of
                                                                    Willkie Farr &
                                                                    Gallagher LLP
                                                                    from 1998 to 2003;
                                                                    officer of other
                                                                    Credit Suisse
                                                                    Funds
---------------------------------------  --------------  ---------  --------------------------
                                         Chief           Since      Director and
Emidio Morizio                           Compliance      2004       Global Head of
Credit Suisse Asset Management, LLC      Officer                    Compliance of
466 Lexington Avenue                                                CSAM; Associated
New York, NY 10017-                                                 with CSAM since
3140                                                                July 2000; Vice
Date of Birth:  9/21/66                                             President and
                                                                    Director of
                                                                    Compliance of
                                                                    Forstmann-Leff
                                                                    Associates from
                                                                    1998 to June 2000;
                                                                    Officer of other
                                                                    Credit Suisse
                                                                    Funds
---------------------------------------  --------------  ---------  --------------------------
Robert M. Rizza                          Assistant       Since      Assistant Vice
Credit Suisse Asset                      Treasurer       2002       President of
Management, LLC                                                     CSAM; Associated
466 Lexington Avenue                                                with CSAM since
New York, NY 10017-                                                 1998; Officer of
3140                                                                other Credit Suisse
Date of Birth:  12/9/65                                             Funds
---------------------------------------  --------------  ---------  --------------------------

              OWNERSHIP IN SECURITIES OF THE FUND AND FUND COMPLEX


As reported to the Fund(s), the information in the following table reflects beneficial ownership by the Directors/Trustees of certain securities as of December 31, 2004.

---------------------------  ------------------------  -----------------------------
                                                         Aggregate Dollar Range of
                                                         Equity Securities in all
                                                           Registered Investment
                                                           Companies Overseen by
                              Dollar Range of Equity   Director/Trustee in Family of
Name of Director/Trustee     Securities in the Fund*4     Investment Companies*45
---------------------------  ------------------------  -----------------------------
INDEPENDENT DIRECTORS/TRUSTEES
---------------------------  ------------------------  -----------------------------
Richard H. Francis           New York Municipal - A                 E
                             Fixed Income - A
                             Global Fixed Income - A
---------------------------  ------------------------  -----------------------------
Jeffrey E. Garten            New York Municipal -A                  A
                             Fixed Income - A
                             Global Fixed Income - A
---------------------------  ------------------------  -----------------------------
Peter F. Krogh               New York Municipal - A                 A
                             Fixed Income - A
                             Global Fixed Income - A
---------------------------  ------------------------  -----------------------------
James S. Pasman, Jr.         New York Municipal - A                 D
                             Fixed Income - A
                             Global Fixed Income - A
---------------------------  ------------------------  -----------------------------
Steven N. Rappaport          New York Municipal - B                 D
                             Fixed Income - B
                             Global Fixed Income - B
---------------------------  ------------------------  -----------------------------
INTERESTED DIRECTOR/TRUSTEE
---------------------------  ------------------------  -----------------------------
William W. Priest            New York Municipal - A                 A
                             Fixed Income - A
                             Global Fixed Income - A
---------------------------  ------------------------  -----------------------------
Michael E. Kenneally         New York Municipal - A                 A
                             Fixed Income - A
                             Global Fixed Income - A
---------------------------  ------------------------  -----------------------------

___________________
* Key to Dollar Ranges:
  A.   None
  B.   $1  -  $10,000
  C.   $10,001  -  $50,000
  D.   $50,001  -  $100,000
  E.   Over  $100,000



___________________
4    Beneficial ownership is determined in accordance with Rule 16a-1(a)(2)
     under the Exchange Act.

Committees and Meetings of Directors/Trustees
---------------------------------------------

          Each Fund has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Directors/Trustees who are not "interested persons" of the Funds as defined in the 1940 Act ("Independent Directors/Trustees"), namely Messrs. Francis, Garten, Krogh, Pasman and Rappaport.


          In accordance with its written charter adopted by the Board, the Audit Committee (a) assists Board oversight of the integrity of the Fund's financial statements, the independent registered public accounting firms 's qualifications and independence, the Fund's compliance with legal and regulatory requirements and the performance of the Fund's independent registered public accounting firms; (b) prepares an audit committee report, if required by the SEC, to be included in the Fund's annual proxy statement, if any; (c) oversees the scope of the annual audit of the Fund's financial statements, the quality and objectivity of the Fund's financial statements, the Fund's accounting and financial reporting policies and its internal controls; (d) determines the selection, appointment, retention and termination of the Fund's independent registered public accounting firms, as well as approving the compensation thereof; (e) pre-approves all audit and non-audit services provided to the Fund and certain other persons by such independent registered public accounting firms; and (f) acts as a liaison between the Fund's independent registered public accounting firms and the full Board. The Audit Committee met four times during the Fund's fiscal year ended October 31, 2004.

          In accordance with its written charter adopted by the Board, the Nominating Committee recommends to the Board persons to be nominated by the Board for election at the Fund's meetings of shareholders, special or annual, if any, or to fill any vacancy on the Board that may arise between shareholder meetings. The Nominating Committee also makes recommendations with regard to the tenure of Board members and is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether such structure is operating effectively. The Nominating Committee met four times during the fiscal year ended October 31, 2004.

          The Nominating Committee will consider for nomination to the Board candidates submitted by the Fund's shareholders or from other sources it deems appropriate. Any recommendation should be submitted to the Fund's Secretary, c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, NY 10017. Any submission should include at a minimum the following information: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of the Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual is, or is not, an "interested person" of the Fund (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the Committee's discretion, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required pursuant to the rules for proxy materials under the Exchange Act. If the Fund is holding a shareholder meeting, any such submission, in order to be included in the Fund's proxy statement, should be made no later than the 120th calendar day before the date the Fund's proxy statement was released to security holders in connection with the previous year's annual meeting or, if the Fund has changed the meeting date by more than 30 days or if no meeting was held the previous year, within a reasonable time before the Fund begins to print and mail its proxy statement.

          No employee of CSAM, State Street Bank and Trust Company ("State Street") and CSAMSI, the Funds' co-administrators, or any of their affiliates, receives any compensation from a Fund for acting as an officer or director of the Fund. Each Director/Trustee who is not a director, trustee, officer or employee of CSAM, State Street, CSAMSI or any of their affiliates receives an annual fee of $750 and $250 for each meeting of the Board attended by him for his services as Director/Trustee, and is reimbursed for expenses incurred in connection with his attendance at Board meetings. Each member of the Audit Committee receives an annual fee of $250, and the chairman of the Audit Committee receives an annual fee of $325, for serving on the Audit Committee.

Directors'/Trustees' Total Compensation For the Fiscal Year Ended October 31, 2004
----------------------------------------------------------------------------------

                                                                                                   Total Number of
                              Total             Total            Total         All Investment      Funds for which
                        Compensation from   Compensation      Compensation        Companies           Director/
Name of Director/            New York        from Fixed    from Global Fixed     in the CSAM    Trustee Serves Within
Trustee                   Municipal Fund     Income Fund      Income Fund       Fund Complex        Fund Complex
----------------------  ------------------  -------------  ------------------  ---------------  ---------------------
William W. Priest*          $    2,375        $   2,375        $    2,375        $    83,500              47

Richard H. Francis          $    4,125        $   4,125        $    4,125        $    78,750              41

Jeffrey E. Garten           $    3,125        $   3,125        $    3,125        $    49,500              40

Peter F. Krogh              $    4,125        $   4,125        $    4,125        $    67,250              40

James S. Pasman, Jr.        $    4,125        $   4,125        $    4,125        $   105,750              42

Steven N. Rappaport         $    4,500        $   4,500        $    4,500        $    92,225              42

Michael E.                      None              None             None              None                 44
Kenneally**

Joseph D.                       None              None             None              None                  0
Gallagher***

* Mr. Priest is an "interested person" of the Funds because he provided consulting services to CSAM within the last two years (ended December 31, 2002). He receives compensation from each Fund and other investment companies advised by CSAM.

** Mr. Kenneally received no compensation from any Fund during the fiscal year ended October 31, 2004.

*** Mr. Gallagher received no compensation from any Fund during the fiscal year ended October 31, 2004. Mr. Gallagher resigned from the Board effective
     August 11, 2004.

          As of December 31, 2004, the Directors/Trustees and officers of each Fund as a group owned of record less than 1% of each class of the shares of each Fund.

          INVESTMENT ADVISORY AGREEMENT. CSAM, located at 466 Lexington Avenue, New York, New York 10017-3140, serves as investment adviser to each Fund pursuant to a written investment advisory agreement between CSAM and the Fund (the "Advisory Agreement"). CSAM is the institutional and mutual fund asset management arm of Credit Suisse First Boston ("CSFB"), part of the Credit Suisse Group ("Credit Suisse"), one of the world's largest financial organizations with approximately $1,078 billion in assets under management. CSFB is a leading global investment bank serving institutional, corporate, government and high net worth clients. CSFB's businesses include securities underwriting, sales and trading, investment banking, private equity, alternative assets, financial advisory services, investment research and asset management. CSFB operates in more than 69 locations across more than 33 countries on five
continents.   CSFB is a business unit of the Zurich-based Credit Suisse.  As of
September 30, 2004, CSAM employed about 2,000 people worldwide and had global assets under management of approximately $341.7 billion, with $27.4 billion under management in the U.S. The principal business address of Credit Suisse is Paradeplatz 8, CH8070, Zurich, Switzerland.


          The Advisory Agreement between each Fund and CSAM continues in effect from year to year if such continuance is specifically approved at least annually by the vote of a majority of the Independent Directors/Trustees cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Board of Directors/Trustees or by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.

          Pursuant to the Advisory Agreements, subject to the supervision and direction of the Board, CSAM is responsible for managing each Fund in accordance with the Fund's stated investment objective and policies. CSAM is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition to expenses that CSAM may incur in performing its services under the Advisory Agreements, CSAM pays the compensation, fees and related expenses of all Directors/Trustees who are affiliated persons of CSAM or any of its subsidiaries.

          Each Fund bears certain expenses incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Directors/Trustees of the Fund who are not officers, directors, or employees of CSAM or affiliates of any of them; fees of any pricing service employed to value shares of the Fund; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Directors/Trustees of the Fund; and any extraordinary expenses.

          Each Advisory Agreement provides that CSAM shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the Agreement relates, except that CSAM shall be liable for a loss resulting from a breach of fiduciary duty by CSAM with respect to the receipt of compensation for services; provided that nothing in the Advisory Agreement shall be deemed to protect or purport to protect CSAM against any liability to the Fund or to shareholders of the Fund to which CSAM would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of CSAM's reckless disregard of its obligations and duties under the Advisory Agreement.

          A Fund or CSAM may terminate the respective Advisory Agreement on 60 days' written notice without penalty. Each Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).


          For its services to the Fixed Income Fund, Global Fixed Income Fund, and New York Municipal Fund, CSAM is paid (before any voluntary waivers or reimbursements) a fee computed daily and paid monthly calculated at an annual rate of .50%, 1.00%, and .40%, respectively, of the Fund's average daily net assets. CSAM may voluntarily waive a portion of its fees from time to time and temporarily limit the expenses to be borne by the Fund.

          For the fiscal year ended October 31, 2002, 2003 and 2004, each Fund paid CSAM, and CSAM waived fees and/or reimbursed expenses of each Fund under the Advisory Agreement as follows (portion of fees waived, if any, are noted in parentheses next to the amount paid):



                                            Fiscal year ended
                                             October 31, 2004
                          ------------------------------------------------------
                          Fees Paid (after waivers)    Waivers    Reimbursements
New York Municipal Fund             $  25,486         ($210,280)         0
Fixed Income Fund                   $ 383,871         ($520,197)         0
Global Fixed Income Fund            $ 392,091         ($923,975)         0

                                            Fiscal year ended
                                             October 31, 2003
                          -------------------------------------------------------
                          Fees Paid (after waivers)     Waivers     Reimbursements
New York Municipal Fund             $  101,604          ($194,652)        0
Fixed Income Fund                   $  429,818          ($561,075)        0
Global Fixed Income Fund            $  321,333        ($1,025,955)        0

                                            Fiscal year ended
                                             October 31, 2002
                          ------------------------------------------------------
                          Fees Paid (after waivers)    Waivers    Reimbursements
New York Municipal Fund            $  142,804         ($241,130)          0
Fixed Income Fund                  $  866,096         ($663,228)          0
Global Fixed Income Fund           $  243,582         ($827,266)          0

          SUB-ADVISORY AGREEMENTS. The Global Fixed Income Fund has entered into a Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement") with CSAM and CSAM's United Kingdom affiliate ("CSAM U.K."). Until December 3, 2004, CSAM's Japanese affiliate ("CSAM Japan") (each of CSAM U.K. and CSAM Japan may be referred to as a "Sub-Adviser") provided sub-advisory services to the Global Fixed Income Fund. CSAM now retains all fees previously payable to CSAM Japan under the Sub-Advisory Agreement with CSAM Japan.

          Subject to the supervision of CSAM, CSAM UK (and until December 3, 2004, CSAM Tokyo), in the exercise of its best judgment, will provide investment advisory assistance and portfolio management advice to the Fund in accordance with the Fund's Articles of Incorporation, as may be amended from time to time, the Prospectus and Statement of Additional Information, as from time to time in effect, and in such manner and to such extent as may from time to time be approved by the Board. CSAM UK bears its own expenses incurred in performing services under the Sub-Advisory Agreement.

          CSAM U.K. is a corporation organized under the laws of England in 1982 and is registered as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"). The principal executive office of CSAM U.K. is Beaufort House, 15 St. Botolph Street, London EC3A 7JJ, England. CSAM U.K. is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for other investment companies, corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. CSAM U.K. has been in the money management business for over 19 years and as of September 30, 2004 managed approximately $65.9 billion in assets.

          CSAM Japan is a corporation organized under the laws of Japan in 1993 and is licensed as an investment adviser under the Japanese Investment Advisory Law and as an investment trust manager under the Japanese Trust Law. CSAM Japan is also registered as an investment advisers under the Advisers Act. The principal executive office of CSAM Japan is Izumi Garden Tower Level 27 6-1, Roppongi 1-Chrome Minato-ku, Tokyo 106-6024 Japan. CSAM Japan is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for other investment companies, corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. CSAM Japan, together with its predecessor company, has been in the money management business for over 19 years and as of September 30, 2004 managed approximately $6.2 billion in assets.

          Under the Sub-Advisory Agreement with CSAM U.K., CSAM (not the Fund) pays CSAM U.K. an annual fee of $250,000 for services rendered with respect to the Fund and all other Credit Suisse Funds for which that CSAM U.K. has been appointed to act as such. The portion of the fee allocated with respect to the Fund is equal to the product of (a) the total fee and (b) a fraction, (i) the numerator of which is the average monthly assets of the Fund during such calendar quarter or portion thereof and (ii) the denominator of which is the aggregate average monthly assets of the Fund and certain other Credit Suisse Funds for which CSAM U.K. has been appointed to act as sub-adviser during such calendar quarter or portion thereof. For the fiscal year ended October 31, 2004, the portion of the fees allocable to the Fund for CSAM U.K. was $28,284.

          Under the sub-advisory agreement with CSAM Japan, which was terminated on December 3, 2004, CSAM (not the Fund) paid an annual fee of $250,000 for services rendered with respect to the Fund, certain other Credit Suisse funds for which CSAM Japan has been appointed to act as sub-adviser and other CSAM-advisory clients for which CSAM Japan had been appointed to act as sub-investment adviser. The portion of the fee allocated with respect to the Fund, was equal to the product of: (a) $250,000 and (b) a fraction: (i) the numerator of which is the average monthly net assets of the Fund during such quarter or portion thereof and (ii) the denominator of which is the sum of (x) the total aggregate average monthly net assets of certain other Credit Suisse funds for which CSAM Japan has been appointed to act as sub-adviser and (y) the average month-end values of the assets of certain other CSAM-advisory clients, in each case for which CSAM Japan has been appointed as such during such calendar quarter or portion thereof. For the fiscal year ended October 31, 2004, the portion of the fees allocable to the Fund for CSAM Japan was $33,642.

          The Sub-Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Board of Directors or by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. The Sub-Advisory Agreement provides that the Sub-Adviser shall exercise its best judgment in rendering the services described in the Sub-Advisory Agreement and that the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or CSAM in connection with the matters to which the Agreement relates, except that the Sub-Adviser shall be liable for a loss resulting from a breach of fiduciary duty by the Sub-Adviser with respect to the receipt of compensation for services; provided that nothing in the Sub-Advisory Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Fund or CSAM or to shareholders of the Fund to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement. The Sub-Advisory Agreement may be terminated without penalty on 60 days' written notice by the Fund, CSAM or the Sub-Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

BOARD APPROVAL OF ADVISORY AGREEMENTS
-------------------------------------

          In approving the Advisory Agreements and Sub-Advisory Agreements, the Board of Directors of each Fund, including the Independent Directors, considered the following factors with respect to each Fund:

          Investment Advisory Fee Rates
          -----------------------------

          The Boards reviewed and considered the contractual advisory fee rates of 0.40%, 0.50% and 1.00% paid by the New York Municipal Fund, Fixed Income Fund and Global Fixed Income Fund, respectively, (each, a "Contractual Advisory Fee") to CSAM in light of the extent and quality of the advisory services provided. The Boards also reviewed and considered the fee waivers and/or expense reimbursement arrangements currently in place for each Fund and considered the actual fee rates after taking waivers and reimbursements into account of 0.04%, 0.21% and 0.30% for the New York Municipal Fund, Fixed Income Fund and Global Fixed Income Fund, respectively (each, a "Net Advisory Fee"). The Boards acknowledged that the fee waivers and reimbursements could be discontinued at any time. In addition, the Board of the Global Fixed Income Fund noted that the compensation paid to CSAM U.K. and CSAM Japan would be paid by CSAM, not the Fund, and, accordingly, that the retention of CSAM U.K. and CSAM Japan would not increase the fees or expenses otherwise incurred by the Fund's shareholders.

          Additionally, the Boards received and considered information comparing each Fund's Contractual Advisory Fee and Net Advisory Fee and each Fund's overall expenses with those of funds in both the relevant expense group ("Peer Group") and universe of funds (the "Universe") provided by an independent provider of investment company data.

          Nature, Extent and Quality of the Services under the Advisory and
          -----------------------------------------------------------------
Sub-Advisory Agreements
-----------------------

          The Boards received and considered information regarding the nature, extent and quality of services provided to each Fund by CSAM under the Advisory Agreements, and to the Global Fixed Income Fund under the Sub-Advisory Agreements. The Boards also noted information received at regular meetings throughout the year related to the services rendered by CSAM and the Sub-Advisers. The Boards reviewed background information about CSAM and the Sub-Advisers, including their Form ADVs. The Boards considered the background and experience of CSAM's and the Sub-Advisers' senior management and the expertise of, and the amount of attention given to each Fund by, both senior personnel of CSAM and the Sub-Advisers. With respect to the Sub-Advisers, the Board of the Global Fixed Income Fund also considered the particular expertise of CSAM U.K. and CSAM Japan in managing the types of global investments which the Fund makes. In addition, the Boards reviewed the qualifications, backgrounds and responsibilities of the portfolio management teams primarily responsible for the day-to-day portfolio management of each Fund and the extent of the resources devoted to research and analysis of actual and potential investments. The Boards also received and considered information about the nature, extent and quality of services and fee rates offered to other CSAM clients for comparable services.

          In approving each of the Sub-Advisory Agreements the Board of the Global Fixed Income Fund also considered the benefits to the Global Fixed Income Fund of retaining CSAM's United Kingdom and Japanese affiliates given the increased complexity of the domestic and international securities markets, specifically that retention of CSAM U.K. and CSAM Japan would expand the universe of companies and countries from which investment opportunities could be sought and enhance the ability of the Global Fixed Income Fund to obtain best price and execution on trades in international markets.

          Fund Performance
          ----------------

          The Boards received and considered the one-year, five-year and ten-year performance of each Fund, along with comparisons, for all presented periods, both to the Peer Group and the Universe. The Boards were provided with a description of the methodology used to arrive at the funds included in the Peer Group and the Universe.

          The Boards reviewed information comparing the performance of the various Credit Suisse Funds to performance benchmarks that the Boards had previously established and progress that had been made in certain instances toward achieving those benchmarks. The Boards also reviewed comparisons between each Fund and its identified benchmark over various time periods.

          CSAM Profitability
          ------------------

          The Boards received and considered a profitability analysis of CSAM based on the fees payable under the Advisory Agreements, for each Fund, including any fee waivers or fee caps, as well as other relationships between each Fund on the one hand and CSAM affiliates on the other. The Boards received profitability information for the other funds in the CSAM family of funds.

          Economies of Scale
          ------------------

          The Boards considered whether economies of scale in the provision of services to each Fund were being passed along to the shareholders. Accordingly, the Boards considered whether alternative fee structures (such as breakpoint fee structures) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies that might accrue from increases in each Fund's asset levels.

          Other Benefits to CSAM and the Sub-Advisers
          -------------------------------------------

          The Boards considered other benefits received by CSAM, the Sub-Advisers and their affiliates as a result of their relationship with each Fund. Such benefits include, among others, research arrangements with brokers who execute transactions on behalf of each Fund, administrative and brokerage relationships with affiliates of CSAM and the Sub-Advisers and benefits potentially derived from an increase in CSAM's and the Sub-Advisers' businesses as a result of their relationship with each Fund (such as the ability to market to shareholders other financial products offered by CSAM, the Sub-Advisers and their affiliates).

          The Boards considered the standards applied in seeking best execution and the existence of quality controls applicable to brokerage allocation procedures. The Boards also reviewed CSAM and the Sub-Advisers' method for allocating portfolio investment opportunities among each Fund and other advisory clients.

          Conclusions
          -----------

          In selecting CSAM and the Sub-Advisers, and approving the Advisory Agreement, Sub-Advisory agreements and the investment advisory fee under such agreement, the Board of the fund concluded that:

          Global Fixed Income

          - although the Contractual Advisory Fee was higher than that of its Peer Group, the fee was considered reasonable recognizing that the amount that shareholders were actually charged, the Net Advisory Fee, was lower than the median of the Fund's Peer Group

          - the Fund's one-, three- and five-year performance was equal to or stronger than that of its Peer Group.

          Fixed Income

          - although the Contractual Advisory Fee was higher than that of its Peer Group, the fee was considered reasonable recognizing that the amount that shareholders were actually charged, the Net Advisory Fee, was approximately the median of the Fund's Peer Group.

          - the Fund's one- and two-year performance was above the median of its Peer Group, and while the Fund's three- and five-year performance record was below that of its Peer Group. The Board discussed the underperformance with CSAM, but considered the improvements in the Fund's recent performance to be a positive reflection of the enhanced research and portfolio management changes instituted by CSAM.

          New York Municipal Fund

          - the Contractual Advisory Fee, which was around the median of its Peer Group, was considered reasonable recognizing that the Net Advisory Fee was the second lowest of its Peer Group and of its Universe (e.g., all retail and institutional New York intermediate municipal debt funds) due to CSAM's waiver of part of its fee for the one-year period ended October 31, 2004.

          - the Fund's one-, three- and five-year performance was below that of its Universe, although no such comparison against its Peer Group was possible due to the limited number of comparable New York intermediate municipal debt funds of similar asset size sold through similar channels of distribution. The Board discussed the underperformance with CSAM.

          All Funds

          - aside from performance (as discussed above), the Boards were satisfied with the nature and extent of the investment advisory services provided to each Fund by CSAM (and to the Global Fixed Income Fund by the Sub-Advisers) and that, based on dialogue with management and counsel, the services provided by CSAM under the Advisory Agreements and to the Global Fixed Income Fund under the Sub-Advisory Agreements are typical of, and consistent with, those provided to mutual funds by other investment advisers and sub-advisers. The Boards understood that CSAM had or was in the process of addressing any performance issues.

          - in light of the costs of providing investment management and other services to each Fund and CSAM's ongoing commitment to each Fund and willingness to cap fees and expenses, the profits and other ancillary benefits that CSAM and its affiliates received were considered reasonable.

          - CSAM's profitability based on fees payable under the Advisory Agreements was reasonable in light of the nature, extent and quality of the services provided to each Fund thereunder.

          - in light of the relatively small size of each Fund and the amount of the Net Advisory Fees, each Fund's current fee structure (without breakpoints) was considered reasonable.

          No single factor reviewed by the Boards was identified by the Boards as the principal factor in determining whether to approve the Advisory and Sub-Advisory Agreements. The Independent Directors were advised by separate independent legal counsel throughout the process.

          ADMINISTRATION AGREEMENTS. CSAMSI and State Street serve as co-administrators to each Fund pursuant to separate written agreements with each Fund (the "CSAMSI Co-Administration Agreements" and the "State Street Co-Administration Agreements," respectively).

          CSAMSI became co-administrator to each Fund on November 1, 1999. For the services provided by CSAMSI under the CSAMSI Co-Administration Agreements, each Fund pays CSAMSI a fee calculated daily and paid monthly at the annual rate of .10% of the Fund's average daily net assets.

          For the fiscal years ended October 31, 2002, 2003 and 2004, the Funds paid CSAMSI administration fees and CSAMSI waived fees and/or reimbursed expenses as follows (waivers and reimbursements, if any, are shown in parentheses next to the amounts earned):

                         Fiscal year ended   Fiscal year ended   Fiscal year ended
                          October 31, 2002    October 31, 2003    October 31, 2004
                         ------------------  ------------------  ------------------
New York Municipal Fund       $   95,983         $    74,064         $    58,942
Fixed Income Fund             $  305,865         $   198,191         $   180,813
Global Fixed Income           $  107,085         $   134,729         $   131,607
Fund

          State Street became co-administrator to the Fixed Income Fund on July 1, 2002 and to the New York Municipal Fund and the Global Fixed Income Fund on August 1, 2002. For the services provided by State Street under the State Street Co-Administration Agreements, each Fund pays State Street a fee calculated at the annual rate of its pro-rated share of .050% of the first $5 billion in average daily net assets of the Credit Suisse Funds Complex (the "Fund Complex"), .035% of the Fund Complex's next $5 billion in average daily net assets, and .020% of the Fund Complex's average daily net assets in excess of $10 billion, subject to an annual minimum fee, exclusive of out-of-pocket expenses.

          For the fiscal period ended October 31, 2002 and the fiscal years ended October 31, 2003 and 2004, the Funds paid State Street administration fees and State Street waived fees and/or reimbursed expenses as follows (waivers and reimbursements, if any, are shown in parentheses next to the amounts earned):

                         Fiscal period ended   Fiscal year ended   Fiscal year ended
                           October 31, 2002     October 31, 2003    October 31, 2004
                         --------------------  ------------------  ------------------
New York Municipal Fund       $   94,588           $   55,765          $   47,905
Fixed Income Fund             $  406,784           $  161,520          $   147,106
Global Fixed Income           $  122,041           $  114,653          $   110,606
  Fund


          PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Financial Services Group, served as a co-administrator to the Fixed Income Fund prior to July 1, 2002 and to the New York Municipal Fund and the Global Fixed Income Fund prior to August 1, 2002. For the services provided by PFPC under the PFPC Co-Administration Agreement, each Fund paid PFPC a fee calculated at an annual rate of .07% of the Fund's first $150 million in average daily net assets, .06% of the Fund's next $150 million in average daily net assets, and ..05% of the Fund's average daily net assets exceeding $300 million, exclusive of out-of-pocket expenses.


          For the period ended June 30 or July 31, 2002, the Funds paid PFPC administration fees and PFPC waived fees and/or reimbursed expenses as follows (waivers and reimbursements, if any, are shown in parentheses next to the amounts earned):


                             Fiscal period ended
                            June 30/July 31, 2002
                         -------------------------
New York Municipal Fund       $     56,738
Fixed Income Fund             $    145,579
Global Fixed Income           $     62,421
Fund


Code of Ethics
--------------

          The Funds, CSAM, CSAM U.K., CSAM Japan and CSAMSI have each adopted a written Code of Ethics (the "Code of Ethics"), which permits personnel covered by the Code of Ethics ("Covered Persons") to invest in securities, including securities that may be purchased or held by a Fund. The Code of Ethics also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Fund; and (4) Covered Persons may not invest in initial public offerings.


          Each Board of Directors/Trustees reviews the administration of the Code of Ethics at least annually and may impose sanctions for violations of the Code of Ethics.


Custodian and Transfer Agent
----------------------------

          State Street serves as custodian of each Fund's non-U.S. assets and U.S. assets. Pursuant to a custodian agreement (the "Custodian Agreement"), State Street (i) maintains a separate account or accounts in the name of each Fund, (ii) holds and transfers portfolio securities on account of each Fund,
(iii) makes receipts and disbursements of money on behalf of each Fund, (iv) collects and receives all income and other payments and distributions for the account of each Fund's portfolio securities and (v) makes periodic reports to the Board of Directors/Trustees concerning each Fund's custodial arrangements. With approval of the Board, State Street is authorized to select one or more foreign and domestic banking institutions and securities depositories to serve as sub-custodian on behalf of each Fund. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.


          Boston Financial Data Services, Inc., an affiliate of State Street ("BFDS"), serves as the shareholder servicing, transfer and dividend disbursing agent of each Fund pursuant to a Transfer Agency and Service Agreement, under which BFDS (i) issues and redeems shares of each Fund, (ii) addresses and mails all communications by each Fund to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board of Directors/Trustees concerning the transfer agent's operations with respect to each Fund. BFDS's principal business address is 66 Brooks Drive, Braintree, Massachusetts 02184.

Proxy Voting Policies and Procedures.
-------------------------------------


          Each Fund has adopted CSAM's Proxy Voting Policy and Procedures as its proxy voting policy. The Proxy Voting Policy and Procedures appear as Appendix A to this SAI. Each Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30 of each year, not later than August 31 of each year. Each Fund's Form N-PX is available (1) without charge and upon request by calling the Fund toll-free at 800-222-8977 or through CSAM's website, www.csam.com/us and (2) on the SEC's website at http://www.sec.gov.
---------------                                 ------------------

Disclosure of Portfolio Holdings.
---------------------------------

          Each Fund's Board has adopted policies and procedures governing the disclosure of information regarding its portfolio holdings. As a general matter, it is each Fund's policy that no current or potential investor (or their representative) (collectively, the "Investors") will be provided information on the Fund's portfolio holdings on a preferential basis in advance of the provision of that information to other Investors. Each Fund's policies apply to all of the Fund's service providers that, in the ordinary course of their activities, come into possession of information about the Fund's portfolio holdings.

          Each Fund's policies and procedures provide that information regarding the Fund's specific security holdings, sector weightings, geographic distribution, issuer allocations and related information, among other things ("Portfolio-Related Information") will be disclosed to the public only (i) as required by applicable laws, rules or regulations or (ii) pursuant to the Fund's policies and procedures when the disclosure of such information is considered by the Fund's officers to be consistent with the interests of Fund shareholders.
In the event of a conflict of interest between a Fund, on the one hand, and a service provider or their affiliates on the other hand, relating to the possible disclosure of Portfolio-Related Information, the Fund's officers will seek to resolve any conflict of interest in favor of the Fund's interests. In the event that a Fund officer is unable to resolve such conflict, the matter will be referred to the Fund's Audit Committee for resolution.

          Each Fund's policies further provide that in some instances, it may be appropriate for the Fund to selectively disclose its Portfolio-Related Information (e.g., for due diligence purposes to a newly hired adviser or sub-adviser, or disclosure to a rating agency) prior to public dissemination of such information. Unless the context clearly suggests that the recipient is under a duty of confidentiality, the Fund's officers will condition the receipt of selectively disclosed Portfolio-Related Information upon the receiving party's agreement to keep such information confidential and to refrain from trading Fund shares based on the information.

          Neither a Fund, the Adviser, officers of the Fund nor employees of its service providers will receive any compensation in connection with the disclosure of

Portfolio-Related Information. However, each Fund reserves the right to charge a nominal processing fee, payable to the Fund, to nonshareholders requesting Portfolio-Related Information. This fee is designed to offset the Fund's costs in disseminating data regarding such information. All Portfolio-Related Information will be based on information provided by State Street, as each Fund's co-administrator/accounting agent.

          Disclosure of Portfolio-Related Information may be authorized only by executive officers of a Fund, CSAM and CSAMSI. Each Fund's Board is responsible for overseeing the implementation of the policies and procedures governing the disclosure of Portfolio-Related Information and reviews the policies annually for their continued appropriateness.

          Each Fund provides a full list of its holdings as of the end of each calendar month on its website, www.csam.com/us, approximately 10 business days
                               ---------------
after the end of each month.   The list of holdings as of the end of each
calendar month remains on the website until the list of holdings for the following calendar month is posted to the website.

          Each Fund and CSAM have ongoing arrangements to disclose Portfolio-Related Information to service providers to the Fund that require access to this information to perform their duties to the Fund. Set forth below is a list, as of February 1, 2005, of those parties with which CSAM, on behalf of each Fund, has authorized ongoing arrangements that include the release of Portfolio-Related Information, as well as the frequency of release under such arrangements and the length of the time lag, if any, between the date of the information and the date on which the information is disclosed.

-----------------------------  ------------  --------------------------
Recipient                       Frequency    Delay before dissemination
-----------------------------  ------------  --------------------------
State Street (custodian,       Daily         None
accounting agent, co-
administrator and securities
lending agent)

-----------------------------  ------------  --------------------------
Institutional Shareholder      As necessary  None
Services (proxy voting
service and filing of class
action claims)

-----------------------------  ------------  --------------------------
Interactive Data Corp.         Daily         None
(pricing service)

-----------------------------  ------------  --------------------------

BFDS (transfer agent)          As necessary  None
-----------------------------  ------------  --------------------------

          In addition, Portfolio-Related Information may be provided as part of each Fund's ongoing operations to: the Fund's Board; PricewaterhouseCoopers LLP, its independent registered public accounting firm ("PwC"); Willkie Farr & Gallagher LLP, counsel to the Fund; Drinker Biddle & Reath LLP, counsel to the Fund's Independent

Directors; broker-dealers in connection with the purchase or sale of Fund securities or requests for price quotations or bids on one or more securities; regulatory authorities; stock exchanges and other listing organizations; and parties to litigation, if any. The entities to which a Fund provides Portfolio-Related Information, either by explicit agreement or by virtue of the nature of their duties to the Fund, are required to maintain the confidentiality of the information disclosed.

          On an ongoing basis, each Fund may provide Portfolio-Related Information to third parties, including the following: mutual fund evaluation services; broker-dealers, investment advisers and other financial intermediaries for purposes of their performing due diligence on the Fund and not for dissemination of this information to their clients or use of this information to conduct trading for their clients; mutual fund data aggregation services; sponsors of retirement plans that include funds advised by CSAM; and consultants for investors that invest in funds advised by CSAM, provided in each case that the Fund has a legitimate business purpose for providing the information and the third party has agreed to keep the information confidential and to refrain from trading based on the information. The entities that receive this information are listed below, together with the frequency of release and the length of the time lag, if any, between the date of the information and the date on which the information is disclosed:

------------------------  ---------  --------------------------
Recipient                 Frequency  Delay before dissemination
------------------------  ---------  --------------------------
Lipper                    Monthly    5th business day of
                                     following month
------------------------  ---------  --------------------------
S&P                       Monthly    2nd business day of
                                     following month
------------------------  ---------  --------------------------
Thomson Financial/Vestek  Quarterly  5th business day of
                                     following month
------------------------  ---------  --------------------------


          Each Fund may also disclose to an issuer the number of shares of the issuer (or percentage of outstanding shares) held by the Fund.

          The ability of each Fund, the Adviser and CSAMSI, as the co-administrator of each Fund, to effectively monitor compliance by third parties with their confidentiality agreements is limited, and there can be no assurance that each Fund's policies on disclosure of Portfolio-Related Information will protect the Fund from the potential misuse of that information by individuals or firms in possession of that information.

Organization of the Funds
-------------------------


          The Funds are open-end management investment companies. The Fixed Income and New York Municipal Funds were organized in 1987 and 1986, respectively, under the laws of The Commonwealth of Massachusetts and each is a business entity commonly known as a "Massachusetts business trust." The Global Fixed Income Fund was incorporated in 1990 under the laws of the State of Maryland and is a Maryland corporation. Each of the Funds is "diversified" within the meaning of the 1940 Act, other than the New York Municipal Fund, which is "non-diversified." The New York Municipal Fund has two classes of shares, Common Shares and Class A Shares. The Fixed Income Fund has five classes of shares, Common Shares, Advisor Shares, Class A Shares, Class B Shares and Class C Shares. The Global Fixed Income Fund has three classes of shares, Common Shares, Advisor Shares and Class A Shares. The Global Fixed Income Fund's Advisor Shares are closed to new investments. Unless otherwise indicated, references to a "Fund" apply to each class of shares of that Fund.

          The New York Municipal Fund's Agreement and Declaration of Trust and the Global Fixed Income Fund's charter authorizes the Board of each Fund to issue full and fractional shares of common stock, $.001 par value per share ("Common Stock"), of which one billion shares are designated Common Shares and two billion shares are designated Advisor Shares and one billion shares are designated Class A Shares. The Fixed Income Fund's Agreement and Declaration of Trust (together with the New York Municipal Fund's Agreement and Declaration of Trust, the "Trust Agreements") each authorizes the Board to issue full and fractional shares of common stock, $.001 par value per share, of which one billon shares are designated Common Shares, two billion shares are designated Class B shares, and one billion shares are designated Class C Shares. On December 12, 2001, each Fund's Common Class was closed to new investors other than those listed in the Common Class prospectus. Under each Fund's Charter, the Board may classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Funds.

          The New York Municipal Fund's charter authorizes the Fund to redeem shares of a class or series held by a shareholder for any reason, subject to applicable law, if the Board determines that doing so is in the best interest of the Fund. The circumstances under which the Board may involuntarily redeem shareholders include, but are not be limited to, (a) a decision to discontinue issuance of shares of a particular class or classes of capital stock, (b) a decision to combine the assets belonging to, or attributable to shares of a particular class or classes of capital stock with those belonging to, or attributable to another class (or classes) of capital stock, (c) a decision to sell the assets belonging to, or attributable to a particular class or classes of capital stock to another registered investment company in exchange for securities issued by the other registered investment company, or (d) a decision to liquidate the Fund or the assets belonging to, or attributable to the particular classes or classes of capital stock (subject in each case to any vote of stockholders that may be required by law notwithstanding the foregoing authority granted to the Board). Redemption proceeds may be paid in cash or in kind. The Fund would provide prior notice of any plan to involuntarily redeem shares absent extraordinary circumstances. The exercise of the power granted to the Board under the charter is subject to the Board's fiduciary obligation to the shareholders and any applicable provisions under the 1940 Act and the rules thereunder. The New York Municipal Fund's charter authorizes the Trustees, subject to applicable federal and state law, to reorganize or combine the Fund or any of its series or classes into other funds, series or classes without shareholder approval. Before allowing such a transaction to proceed without shareholder approval, the Trustees would have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders' interest. Any exercise of the Trustees' authority is subject to applicable requirements of the 1940 Act and Massachusetts law. A Fund generally will provide prior notice of any such transaction except in extraordinary circumstances.

          Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Fixed Income and New York Municipal Funds. However, the Trust Agreements disclaim shareholder liability for acts or obligations of a Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreements provide for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations, a possibility that CSAM believes is remote and immaterial.
Upon payment of any liability incurred by the Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.


          All shareholders of a Fund in each class, upon liquidation, will participate ratably in the Fund's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors/Trustees can elect all Directors/Trustees of a Fund. Shares are transferable but have no preemptive, conversion or subscription rights. Because of the higher fees paid by Class A, Class B and Class C shares, the total return on Class A, Class B and Class C shares can be expected to be lower than the total return on Common shares. Common class shares can be purchased only by certain types of investors as outlined in the Common class Prospectus.


          Investors in a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of a Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the governing Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director/Trustee of a Fund may be removed from office upon the vote of shareholders holding at least a majority of the relevant Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of a Fund.

          The Fixed Income Fund and the New York Municipal Fund changed their names in 1992, from "Counsellors Fixed Income Fund" and "Counsellors New York Municipal Bond Fund" to "Warburg, Pincus Fixed Income Fund" and "Warburg, Pincus New York Municipal Bond Fund," respectively. On February 28, 1995, the New York Municipal Fund changed its name to "Warburg, Pincus New York Intermediate Municipal Fund." The Global Fixed Income Fund was incorporated under the name "Counsellors Global Fixed Income Fund, Inc." and on October 27, 1995 and February 16, 1996, the Fund amended its charter to change its name to "Warburg, Pincus Global Fixed Income Fund, Inc." On March 26, 2001, the New York Municipal Fund, the Fixed Income Fund and the Global Fixed Income Fund changed their names to "Credit Suisse Warburg Pincus New York Intermediate Municipal Fund," "Credit Suisse Warburg Pincus Fixed Income Fund," and "Credit Suisse Warburg Pincus Global Fixed Income Fund, Inc.," respectively. Effective December 12, 2001, the Credit Suisse Warburg Pincus New York Intermediate Municipal Fund, Credit Suisse Warburg Pincus Fixed Income Fund and Credit Suisse Warburg Pincus Global Fixed Income Fund, Inc. changed their names to "Credit Suisse New York Municipal Fund," "Credit Suisse Fixed Income Fund," and "Credit Suisse Global Fixed Income Fund, Inc.," respectively.


Distribution and Shareholder Servicing
--------------------------------------

          Distributor.  CSAMSI serves as distributor of the Funds' shares and
          -----------
offers the Fund's shares on a continuous basis. CSAMSI's principal business address is 466 Lexington Avenue, New York, New York 10017.


          Common Shares.  Each Fund has adopted a Shareholder Servicing and
          -------------
Distribution Plan for its Common shares (the "Common Shares 12b-1 Plan"), pursuant to Rule 12b-1 under the 1940 Act, pursuant to which each Fund pays CSAMSI under the CSAMSI Co-Administration Agreements a fee calculated at an annual rate of .25% of the average daily net assets of the Common shares of the Fund. The fee is intended to compensate CSAMSI, or to enable CSAMSI to compensate other persons ("Service Providers"), for providing Services (as defined below) to the Funds. Services performed by CSAMSI or by Service Providers include (i) services that are primarily intended to result in, or that are primarily attributable to, the sale of the Common Shares, as set forth in the Common Shares 12b-1 Plan ("Selling Services") and (ii) ongoing servicing and/or maintenance of the accounts of Common Shareholders of the Funds, as set forth in the Common Shares 12b-1 Plan ("Shareholder Services," together with Selling Services, "Services"). Currently, the Funds do not pay CSAMSI a fee under these Common Shares 12b-1 Plans.


          Shareholder Services may include, without limitation, responding to Fund shareholder inquiries and providing services to shareholders not otherwise provided by the Funds' distributor or transfer agent. Selling Services may include, without limitation, (a) the printing and distribution to prospective investors in Common shares of prospectuses and statements of additional information describing each Fund; (b) the preparation, including printing, and distribution of sales literature, advertisements and other informational materials relating to the Common shares; (c) providing telephone services relating to each Fund, including responding to inquiries of prospective Fund investors; (d) formulating and implementing marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that each Fund may, from time to time, deem advisable. In providing compensation for Services in accordance with the Common Shares Plan, CSAMSI is expressly authorized (i) to make, or cause to be made, payments to Service Providers reflecting an allocation of overhead and other office expenses related to providing Services and (ii) to make, or cause to be made, payments to compensate selected dealers or other authorized persons for providing any Services.

          Each Fund has authorized certain broker-dealers, financial institutions, recordkeeping organizations and other financial intermediaries (collectively, "Service Organizations") or, if applicable, their designees, to enter confirmed purchase and redemption orders on behalf of their clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. Each Fund may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order. Such orders received by a Fund in proper form will be priced at the Fund's net asset value next computed after they are accepted by the Service Organization or its authorized designee. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Fund shares are purchased directly from the Fund.

          For administration, subaccounting, transfer agency and/or other services, CSAM or its affiliates may pay Service Organizations a fee of up to ..50% of the average annual value of accounts with each Fund maintained by such Service Organizations. Service Organizations may also be paid additional amounts on a one-time or ongoing basis, which may include a fee of up to 1.00% of new assets invested in a Fund. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper. Each Fund may reimburse part of this Fee at rates they would normally pay to the transfer agent for providing the services.

          Advisor Shares.  The Fixed Income Fund has entered into agreements
          --------------
("Agreements") with institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and financial intermediaries ("Institutions") to provide certain distribution, shareholder servicing, administrative and/or accounting services for their clients or customers (or participants in the case of retirement plans) ("Customers") who are beneficial owners of Advisor Shares. Agreements will be governed by a distribution plan (the "Advisor Share 12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Fund pays in consideration for services, a fee calculated at an annual rate of .50% of the average daily net assets of the Advisor Shares of the Fund. Such payments may be paid to Institutions directly by the Fund or by CSAMSI on behalf of the Fund. The Advisor Share 12b-1 Plan requires the Board, at least quarterly, to receive and review written reports of amounts expended under the Advisor Share 12b-1 Plan and the purposes for which such expenditures were made.

          Certain Institutions may receive additional fees from CSAMSI, CSAM or their affiliates on a one-time or ongoing basis for providing supplemental services in connection with investments in the Advisor Class shares of the Fund. Institutions may also be reimbursed for marketing and other costs. Additional fees may be up to .25% per year of the value of Fund accounts maintained by the firm and, in certain cases, may be paid a fee of up to 1.00% of new assets invested in Advisor Class shares of the Fund. Fees payable to any particular Institution are determined based upon a number of factors, including the nature and quality of the services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Institution. To the extent that CSAMSI, CSAM or their affiliates provide additional compensation or reimbursements for marketing expenses, such payments would not represent an additional expense to the Funds or their shareholders.


          For the fiscal year ended October 31, 2004, the Advisor Class shares of the Fixed Income Fund paid CSAMSI $22,765 under the Advisor Shares 12b-1 Plan, all of which was spent on advertising, marketing communications, public relations and people-related and occupancy costs.


          An Institution with which the Fund has entered into an Agreement with respect to its Advisor Shares may charge a Customer one or more of the following types of fees, as agreed upon by the Institution and the Customer, with respect to the cash management or other services provided by the Institution: (i) account fees (a fixed amount per month or per year); (ii) transaction fees (a fixed amount per transaction processed); (iii) compensation balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (iv) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). Services provided by an Institution to Customers are in addition to, and not duplicative of, the services to be provided under each Fund's co-administration and distribution and shareholder servicing arrangements. A Customer of an Institution should read the relevant Prospectus and this Statement of Additional Information in conjunction with the Agreement and other literature describing the services and related fees that would be provided by the Institution to its Customers prior to any purchase of Fund shares. Prospectuses are available from each Fund's distributor upon request. No preference will be shown in the selection of Fund portfolio investments for the instruments of Institutions.


          Class A, Class B and Class C Shares.  The Fixed Income Fund has
          -----------------------------------
adopted a Plan of Distribution (the "A, B and C Shares 12b-1 Plans") for Class A Shares, Class B Shares and Class C Shares of the Fund, respectively, and the New York Municipal Fund and the Global Fixed Income Fund each have adopted a Plan of Distribution for Class A Shares, to permit the Funds to compensate CSAMSI for activities associated with the distribution of these shares.

          The Class A Plan currently provides that a service fee of .25% per year of the average daily net assets of the Class A shares of the Fund will be paid as compensation to CSAMSI. The Class B Plan currently provides that: (i) an asset based sales charge of .75% per year and (ii) a service fee of .25% per year, in each case, of the average daily net assets of the Class B shares of the Fund will be paid as compensation to CSAMSI. The Class C Plan currently provides that: (i) an asset based sales charge of .75% per year and

(ii) a service fee of .25% per year, in each case, of the average daily net assets of the Class C shares of the Fund will be paid as compensation to CSAMSI.

          For the fiscal year ended October 31, 2004, the New York Municipal Fund, the Fixed Income Fund and the Global Fixed Income Fund paid $4,025, $79,299, and $8,261, respectively, to CSAMSI under the Class A Shares 12b-1 Plan. For the fiscal year ended October 31, 2004, the Fixed Income Fund paid $81,170 to CSAMSI under the Class B Shares 12b-1 Plan. For the fiscal year ended October 31, 2004, the Fixed Income Fund paid $33,991 to CSAMSI under the Class C Shares 12b-1 Plan.

     During the fiscal year ended October 31, 2004, CSAMSI spent the fees paid under the New York Municipal Fund's A Shares 12b-1 Plan as follows:

----------------------------------------------------------  -----
Advertising                                                     0
----------------------------------------------------------  -----
Printing and mailing prospectuses for promotional purposes  3,283
----------------------------------------------------------  -----
Payment to broker-dealers                                   4,217
----------------------------------------------------------  -----
People-related and occupancy                                1,230
----------------------------------------------------------  -----
Other                                                         358
----------------------------------------------------------  -----

     During the fiscal year ended October 31, 2004, CSAMSI spent the fees paid under the Fixed Income Fund's A Shares 12b-1 Plan as follows:

----------------------------------------------------------  ------
Advertising                                                      0
----------------------------------------------------------  ------
Printing and mailing prospectuses for promotional purposes  12,607
----------------------------------------------------------  ------
Payment to broker-dealers                                   23,312
----------------------------------------------------------  ------
People-related and occupancy                                23,858
----------------------------------------------------------  ------
Other                                                        7,049
----------------------------------------------------------  ------

     During the fiscal year ended October 31, 2004, CSAMSI spent the fees paid under the Global Fixed Income Fund's A Shares 12b-1 Plan as follows:

------------------------------------------------------------------
Advertising                                                      0
----------------------------------------------------------  ------
Printing and mailing prospectuses for promotional purposes  13,340
----------------------------------------------------------  ------
Payment to broker-dealers                                   14,213
----------------------------------------------------------  ------
People-related and occupancy                                 2,694
----------------------------------------------------------  ------
Other                                                          749
----------------------------------------------------------  ------

     During the fiscal year ended October 31, 2004, CSAMSI spent the fees paid under the Fixed Income Fund's B Shares 12b-1 Plan as follows:

----------------------------------------------------------  -----
Advertising                                                     0
----------------------------------------------------------  -----
Printing and mailing prospectuses for promotional purposes  2,959
----------------------------------------------------------  -----



                                       96

----------------------------------------------------------  -----
Payment to broker-dealers                                       0
----------------------------------------------------------  -----
People-related and occupancy                                6,087
----------------------------------------------------------  -----
Other                                                       1,823
----------------------------------------------------------  -----

     During the fiscal year ended October 31, 2004, CSAMSI spent the fees paid under the Fixed Income Fund's C Shares 12b-1 Plan as follows:

----------------------------------------------------------  ------
Advertising                                                      0
----------------------------------------------------------  ------
Printing and mailing prospectuses for promotional purposes   2,188
----------------------------------------------------------  ------
Payment to broker-dealers                                   28,489
----------------------------------------------------------  ------
People-related and occupancy                                 2,635
----------------------------------------------------------  ------
Other                                                          776
----------------------------------------------------------  ------

          With respect to sales of the Fixed Income Fund's Class B, Class C or sales of Class A shares through a broker-dealer, financial intermediary or financial institution (each a "financial representative"), CSAMSI pays the financial representative a concession at the time of sale. In addition, an ongoing maintenance fee is typically paid to financial representatives on sales of Class A, Class B and Class C shares. The payments to the financial representatives will continue to be paid for as long as the related assets remain in the Fund.


          In addition to the concession and maintenance fee paid to financial representatives, CSAMSI or its affiliates may from time to time pay additional compensation on a one time or ongoing basis to intermediaries in connection with the sale of shares. The standard fees for the sales of Common Class shares are 0.25% of the assets of the equity funds and 0.15% of the assets of the fixed income funds. The standard fees for the sales of Advisor Class shares are 0.50% of the assets of the equity and fixed income funds. The standard compensation for the sales of Classes A, B and C shares are disclosed in the Fund's Prospectus. Appendix C lists certain financial representatives with whom CSAMSI and/or its affiliates have special fee arrangements as of January 1, 2005. CSAMSI and/or its affiliates may enter into special fee arrangements with other parties from time to time. Such payments, which are sometimes referred to as revenue sharing, may be associated with the status of the Fund on a financial representative's preferred list of funds or otherwise associated with the financial representative's marketing and other support activities relating to the Fund. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such financial representatives, to provide additional compensation to registered representatives or employees of such intermediaries who sell shares of the Fund. On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of the Fund during a specific period of time. Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging.
Such intermediary may elect to receive cash incentives of equivalent amounts in lieu of such payments.

          General.  Each of the Advisor Shares 12b-1 Plans, the A, B and C
          -------
Shares 12b-1 Plans and the Common Shares 12b-1 Plans will continue in effect for so long as their continuance is separately, specifically approved at least annually by each Fund's Board, including a majority of the Directors/Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Advisor Shares 12b-1 Plan, the A, B and C Shares 12b-1 Plans and the Common Shares 12b-1 Plans ("Independent Directors/Trustees"). Any material amendment of any Advisor Shares 12b-1 Plans, the A, B and C Shares 12b-1 Plans and the Common Shares 12b-1 Plans would require the approval of the Board in the same manner. None of the Advisor Shares 12b-1 Plan, the A, B and C Shares 12b-1 Plans and the Common Shares 12b-1 Plans may be amended to increase materially the amount to be spent thereunder without shareholder approval of the relevant class of shares. Each Advisor Shares 12b-1 Plan, A, B and C Shares 12b-1 Plan and the Common Shares 12b-1 Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors/Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares.

          Payments by the Funds to CSAMSI under the Advisor Shares 12b-1 Plans, the A, B, C 12b-1 Plans and the Common Shares 12b-1 Plans are not tied exclusively to the distribution expenses actually incurred by CSAMSI and the payments may exceed the distribution expenses actually incurred.

          CSAMSI provides the Funds' Boards with periodic reports of amounts spent under the Common Shares, the Adviser Shares and the Class A, B, C Shares 12b-1 Plans, as applicable, and the purposes for which the expenditures were made.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

          The offering price of each Fund's shares is equal to the per share net asset value of the relevant class of shares of the Fund plus, in the case of Class A shares of a Fund, any applicable sales charge.

          As a convenience to the investor and to avoid unnecessary expense to a Fund, share certificates representing shares of the Fund are not issued except upon the written request of the shareholder and payment of a fee in the amount of $50 for such share issuance. Each Fund retains the right to waive such fee in its sole discretion. This facilitates later redemption and relieves the shareholder of the responsibility and inconvenience of preventing the share certificates from becoming lost or stolen. No certificates are issued for fractional shares (although such shares remain in the shareholder's account on the books of the Fund).

          Brokerage firms and other intermediaries which have entered into the appropriate selling or service agreement with a Fund are authorized to accept orders on the Fund's behalf. Shareholders maintaining Fund accounts through brokerage firms and other intermediaries should be aware that such institutions may necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to the Fund or CSAMSI. Should an investor place a transaction order with such an intermediary after its deadline, the intermediary may not effect the order with the

Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. (For example, a brokerage firm may accept purchase orders from its customers up to 2:15 p.m. for issuance at the 4:00 p.m. transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.


          Common Class Shares.  To purchase Common shares directly from a Fund,
          -------------------
contact the Fund to obtain an application. Fill it out and mail it to the Fund along with an investment check, payable to "Credit Suisse Funds." The Funds cannot accept "starter" checks that do not have your name preprinted on them. The Funds also cannot accept checks payable to you or to another party and endorsed to the order of the Fund. These types of checks will be returned to you and your purchase order will not be processed.


          Class A, B and C Shares.  Class A, B and C Shares are designed for
          -----------------------
investors seeking the advice of financial representatives and are not directly offered from the Funds. All purchases of shares are confirmed to each shareholder and are credited to such shareholder's account at net asset value after receipt in good order and deduction of any applicable sales charge.

          Class A Shares of the Funds are sold to investors at the public offering price, which is the net asset value plus the applicable sales charge (unless you are entitled to a waiver):


                   GLOBAL FIXED INCOME FUND AND FIXED INCOME FUND


                           INITIAL SALES CHARGE - CLASS A

--------------------------------  ----------  ----------  -------------------------
Amount Purchased                  As a % of   As a % of    Commission to Financial
                                    Amount     Offering   Representative as a % of
                                   Invested     Price          Offering Price
--------------------------------  ----------  ----------  -------------------------
Less than $50,000                      4.99%       4.75%                      4.25%
--------------------------------  ----------  ----------  -------------------------
50,000 to less than $100,000          4.71%       4.50%                      4.00%
--------------------------------  ----------  ----------  -------------------------
100,000 to less than $250,000         3.63%       3.50%                      3.25%
--------------------------------  ----------  ----------  -------------------------
250,000 to less than $500,000         2.56%       2.50%                      2.25%
--------------------------------  ----------  ----------  -------------------------
500,000 to less than $1,000,000       2.04%       2.00%                      1.75%
--------------------------------  ----------  ----------  -------------------------
1,000,000 or more                       0*           0                     .50%**
--------------------------------  ----------  ----------  -------------------------

* On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described in the Prospectus).

** The distributor may pay a financial representative a fee as follows: up to .50% on purchases up to and including $3 million, up to .25% on the next
     $47 million and up to .125% on purchase amounts over $50 million.

                             NEW YORK MUNICIPAL FUND

                          INITIAL SALES CHARGE - CLASS A

------------------------------  ----------  ----------  ---------------------------
Amount Purchased                As a % of   As a % of    Commission to Financial
                                  Amount     Offering   Representative as a % of
                                 Invested     Price          Offering Price
------------------------------  ----------  ----------  ---------------------------
Less than $50,000                    3.09%       3.00%                      2.75%
------------------------------  ----------  ----------  ---------------------------
50,000 to less than $100,000        2.04%       2.00%                      1.75%
------------------------------  ----------  ----------  ---------------------------
100,000 to less than $250,000       1.01%       1.00%                      0.90%
------------------------------  ----------  ----------  ---------------------------
250,000 to less than $500,000         0*           0                    0.50%**
------------------------------  ----------  ----------  ---------------------------

* On purchases of $250,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described in the Prospectus).

** The distributor may pay a financial representative a fee as follows: up to .50% on purchases up to and including $3 million, up to .25% on the next
     $47 million and up to .125% on purchase amounts over $50 million.


          From time to time, the distributor may re-allow the full amount of the sales charge to brokers as a commission for sales of such shares. Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of a Fund as defined in the Securities Act.


          Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a Fund's Class A, B or C Shares. Some may establish higher minimum investment requirements than set forth in the Prospectus. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the client's return. Firms also may hold a Fund's Class A, B or C Shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from a Fund and/or from CSAMSI or an affiliate for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may have access to their clients' direct Fund accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursements of cash dividends. Such firms may receive compensation from a Fund and/or from CSAMSI or an affiliate for these services. The Prospectus relating to Class A, B or C Shares should be read in connection with such firms' material regarding their fees and services.

          The reduced sales charges shown above apply to the aggregate of purchases of Class A Shares of a Fund made at one time by any "purchaser." The term "purchaser" includes:

          - an individual, the individual's spouse or domestic partner, and the individual's children and parents (each, an "immediate family member"), including any Individual Retirement Account (IRA) of the individual or an immediate family member;

          - any company controlled by the individual and/or an immediate family member (a person, entity or group that holds 25% of more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

          - a trust created by the individual and/or an immediate family member, the beneficiaries of which are the individual or an immediate family member;

          - a Uniform Gifts to Minors Act/Uniform Transfer to Minors Act account created by the individual and/or an immediate family member.


          Initial Sales Charges Waivers. The initial sales charge may be waived for the following shareholders or transactions: (1) investment advisory clients of the Adviser; (2) officers, current and former directors/Trustees of the Funds, current and former directors or trustees of other investment companies managed by the Adviser or its affiliates, officers, directors and full-time employees of the Adviser and of its affiliates ("Related Entities"); or the spouse, siblings, children, parents or grandparents of any such person or any such person's spouse (collectively, "relatives"), or any trust or IRA or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be resold except to the Fund); (3) an agent or broker of a dealer that has a sales agreement with the distributor, for his or her own account or an account of a relative of any such person, or any trust or IRA or self-employed retirement plan for the benefit of any such person or relative (such shares may not be resold except to the Fund); (4) shares purchased by registered investment advisers ("RIAs") on behalf of fee-based accounts or by broker-dealers that have sales agreements with the Fund and for which shares have been purchased on behalf of wrap fee client accounts and for which such registered investment advisers or broker-dealers perform advisory, custodial, record keeping or other services; (5) shares purchased for 401(k) Plans, 403(b) Plans, 457 Plans and employee benefit plans sponsored by an employer and pension plans; (6) Class A shares acquired when dividends and distributions are reinvested in the Fund and (7) Class A shares offered to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise.

          For the fiscal year ended October 31, 2004, CSAMSI received $2,878, $44,136, and $1,562 on the sale of Class A shares of the Fixed Income Fund, Global Fixed Income Fund and the New York Municipal Fund, respectively, of which CSAMSI retained $298, $3,505, and $29, respectively. For the fiscal year ended October 31, 2003, CSAMSI received $14,111, $25,764, and $15,729 on the sale of Class A shares of the Fixed Income Fund, Global Fixed Income Fund and the New York Municipal Fund, respectively, of which CSAMSI retained $1,229, $14,877, and $7,401, respectively.

          For the fiscal year ended October 31, 2004, CSAMSI did not receive any contingent deferred sales charges on redemptions of Class A shares of the Fixed Income Fund and Global Fixed Income Fund, and received $140 on redemptions of Class A shares of the New York Municipal Fund. For the fiscal year ended October 31, 2004, CSAMSI received $23,124 and $2,755 in contingent deferred sales charges on redemptions of Class B and Class C shares, respectively, of the Fixed Income Fund. For the fiscal year ended October 31, 2003, CSAMSI did not receive any contingent deferred sales charges on redemptions of Class A shares of the Fixed Income Fund, Global Fixed Income Fund, or the New York Municipal Fund. For the fiscal year ended October 31, 2003, CSAMSI received $28,017 and $1,514 in contingent deferred sales charges on redemptions of Class B and Class C shares, respectively, of the Fixed Income Fund.


Redemptions.
-----------

          Shares of the Funds may be redeemed at a redemption price equal to the net asset value per share, as next computed as of the regular trading session of the NYSE following the receipt in proper form by the Funds of the shares tendered for redemption, less any applicable contingent deferred sales charge in the case of Class B and Class C shares of the Fixed Income Fund, and certain redemptions of Class A shares of the Funds.

          Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

          If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

          Automatic Cash Withdrawal Plan.  An automatic cash withdrawal plan
          ------------------------------
(the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of a Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund. As described in the Prospectus, certain withdrawals under the Plan for the Class A, B and C shares of the Funds may be subject to a deferred sales charge.



          Special Provisions Applicable to Fixed Income Fund Class A, B and C Shares Only.

The following table sets forth the rates of the CDSC applicable to redemptions of Class B Shares:


                               Contingent Deferred Sales
                               -------------------------
                             Charge as a Percentage of the
                             -----------------------------
Year Since Purchase Payment  Lesser of Dollars Invested or
---------------------------  -----------------------------
            Made                  Redemption Proceeds
            ----                  -------------------
First . . . . . . . . . . .               4.0%
-----
Second  . . . . . . . . . .               3.0%
------
Third . . . . . . . . . . .               2.0%
-----
Fourth  . . . . . . . . . .               1.0%
------
After Fourth  . . . . . . .               0.0%
------------


          For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

          Contingent Deferred Sales Charge - General.  The following example
          ------------------------------------------
will illustrate the operation of the contingent deferred sales charge on Class B Shares. Assume that an investor makes a single purchase of $10,000 of a Fund's Class B Shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.


          The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins on the last day of the month in which the order for the investment is received. For example, an investment made on September 10, 2004 will be eligible for the second year's charge if redeemed on or after October 1, 2005. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. CSAMSI receives any contingent deferred sales charge directly.

                               EXCHANGE PRIVILEGE

          An exchange privilege with certain other funds advised by CSAM is available to investors in each Fund. A Common shareholder may exchange Common shares of a Fund for Common shares of another Credit Suisse Fund at their respective net asset values. An Advisor shareholder may exchange Advisor shares of a Fund for Advisor shares of another Credit Suisse Fund at their respective net asset values. Exchanges of Common and Advisor shares as described above will be effected without a sales charge. A Class A, Class B or Class C shareholder may exchange those shares for shares of the same class of another Credit Suisse Fund at their respective net asset values, subject to payment of any applicable sales charge differential, or for shares of a Credit Suisse money market fund, without payment of any sales charge differential. Not all Credit Suisse Funds offer all classes of shares. If an exchange request is received by Credit Suisse Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at each Fund's net asset value determined at the end of that business day. Exchanges must satisfy the minimum dollar amount necessary for new purchases and will be effected without a sales charge. Each Fund may refuse exchange purchases at any time without prior notice.

          The exchange privilege is available to shareholders residing in any state in which the shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange shares of a Fund for shares in another Credit Suisse Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Credit Suisse Fund, an investor should contact Credit Suisse Funds at 800-927-2874.

          Each Fund reserves the right to refuse exchange purchases by any person or group if, in the Adviser's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when a Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. Each Fund reserves the right to terminate or modify the exchange privilege at any time upon 60 days' notice to shareholders.

          Each Fund reserves the right to refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive or short-term trading. If the Fund rejects an exchange, your redemption will be priced at the next-computed NAV. In determining whether to accept or reject a purchase or exchange request, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the Fund and its shareholders. The Funds are intended to be a longer-term investment and not a short-term trading vehicle. Because excessive or short-term trading can hurt the Fund and its shareholders, the Funds try to identify persons and groups who engage in market timing and reject purchase or exchange orders from them. However, the Funds' efforts to curb market timing may not be entirely successful. In particular, a Fund's ability to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by financial intermediaries, such as brokers, retirement plan accounts and fee based-program accounts, is limited to those instances in which the financial intermediary discloses the underlying shareholder accounts. As a result, a Fund may not be able to identify excessive or short-term trading and refuse such purchase or exchange requests. Depending on the portion of Fund shares held through omnibus accounts (which may represent most of Fund shares), market timing could adversely affect shareholders.

                     ADDITIONAL INFORMATION CONCERNING TAXES

          The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of a Fund by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Funds or to all categories of investors, some of which may be subject to special tax rules.
Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this Statement of Additional Information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Funds
---------


          Each Fund intends to continue to qualify as a regulated investment company each taxable year under the Code. To so qualify, each Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and, for tax years beginning after October 22, 2004, net income derived from an interest in a "qualified publicly traded partnership" (i.e., a partnership that is traded on an established security market or tradable on a secondary market, other than a partnership that derives 90 percent of its income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

          As a regulated investment company, a Fund will not be subject to U.S. federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least the sum of (i) 90% of its "investment company taxable income" (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers) plus or minus certain other adjustments) and (ii) 90% of its net tax-exempt interest income for the taxable year is distributed to its shareholders (the "Distribution Requirement"). Each Fund will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

          Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Board of each Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). Each Fund currently expects to distribute any such excess annually to its shareholders. However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their own U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

          The Code imposes a 4% nondeductible excise tax on a Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of
(i) 98% of its ordinary income for that year and (ii) 98% of its net capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

          If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the Distribution Requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. However, such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and
(ii) for the dividends received deduction in the case of corporate shareholders. If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Moreover, if a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

Special Tax Considerations Regarding the Fixed Income Fund and the Global Fixed
-------------------------------------------------------------------------------
Income Fund
-----------

          The following discussion relates to the particular federal income tax consequences of the investment policies of the Fixed Income Fund and the Global Fixed Income Fund.

          A Fund's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement or to avoid the federal excise tax. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

          Zero Coupon Securities. A Fund's investments in zero coupon securities, if any, may create special tax consequences. Zero coupon securities do not make interest payments, although a portion of the difference between a zero coupon security's face value and its purchase price is imputed as income to the Fund each year even though the Fund receives no cash distribution until maturity. Under the U.S. federal income tax laws, a Fund will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of a Fund.

          Constructive Sales. The so-called "constructive sale" provisions of the Code apply to activities by a Fund that lock in gain on an "appreciated financial position." Generally, a "position" is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, an option, or a future or forward contract. The entry into a short sale, a swap contract or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of a stock or debt instrument at a time when a Fund holds an offsetting (short) appreciated position in the stock or debt instrument, is treated as a "constructive sale" that gives rise to the immediate recognition of gain (but not loss). The application of these rules may cause a Fund to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.

          Straddles. The options transactions that a Fund enters into may result in "straddles" for U.S. federal income tax purposes. The straddle rules of the Code may affect the character of gains and losses realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income and net capital gain of the Fund for the taxable year in which such losses are realized. Losses realized prior to October 31 of any year may be similarly deferred under the straddle rules in determining the required distribution that a Fund must make in order to avoid the federal excise tax. Furthermore, in determining its investment company taxable income and ordinary income, a Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The tax consequences to a Fund of holding straddle positions may be further affected by various elections provided under the Code and Treasury regulations, but at the present time the Funds are uncertain which (if any) of these elections they will make.

          Options and Section 1256 Contracts. If a Fund writes a covered put or call option, it generally will not recognize income upon receipt of the option premium. If the option expires unexercised or is closed on an exchange, the Fund will generally recognizes short-term capital gain. If the option is exercised, the premium is included in the consideration received by the Fund in determining the capital gain or loss recognized in the resultant sale. However, a Fund's investment in so-called "section 1256 contracts," such as certain options transactions as well as futures transactions and transactions in forward foreign currency contracts that are traded in the interbank market, will be subject to special tax rules. Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year (i.e., marked-to-market), regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end marking-to-market of section 1256 contracts is combined (after application of the straddle rules that are described above) with any other gain or loss that was previously recognized upon the termination of section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, except in the case of marked-to-market forward foreign currency contracts for which such gain or loss is treated as ordinary income or loss. Such short-term capital gain (and, in the case of marked-to-market forward foreign currency contracts, such ordinary income) would be included in determining the investment company taxable income of a Fund for purposes of the Distribution Requirement, even if it were wholly attributable to the year-end marking-to-market of section 1256 contracts that the Fund continued to hold. Investors should also note that section 1256 contracts will be treated as having been sold on October 31 in calculating the required distribution that a Fund must make to avoid the federal excise tax.

          A Fund may elect not to have the year-end mark-to-market rule apply to section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not section 1256 contracts.

          Swaps. As a result of entering into swap contracts, a Fund may make or receive periodic net payments. They may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will constitute ordinary income or deductions, while termination of a swap will result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year).

          Foreign Currency Transactions. In general, gains from transactions involving foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether a Fund qualifies as a regulated investment company. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures or forward foreign currency contracts will be valued for purposes of the asset diversification requirement described above.

          Under section 988 of the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss. In certain circumstances where the transaction is not undertaken as part of a straddle, a Fund may elect capital gain or loss treatment for such transactions. Alternatively, a Fund may elect ordinary income or loss treatment for transactions in futures contracts and options on foreign currency that would otherwise produce capital gain or loss. In general gains or losses from a foreign currency transaction subject to section 988 of the Code will increase or decrease the amount of a Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if losses from a foreign currency transaction subject to section 988 of the Code exceed other investment company taxable income during a taxable year, a Fund will not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in his Shares.

          Foreign Taxes. Dividends and interest (and in some cases, capital gains) received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Fixed Income Fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. The Global Fixed Income Fund, however, may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders if: (i) the Fund qualifies as a regulated investment company, (ii) certain asset and distribution requirements are satisfied, and (iii) more than 50% of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations.
The Global Fixed Income Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Global Fixed Income Fund were to make such an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, the Global Fixed Income Fund will report to its shareholders the amount per share of such foreign income taxes that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

Special Tax Considerations Regarding the New York Municipal Fund
----------------------------------------------------------------

          Because the New York Municipal Fund will distribute exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry Fund shares is not deductible for federal income tax purposes or for New York State and New York City personal income tax purposes. If a shareholder receives an exempt-interest dividend with respect to any share of the Fund and if such share is held by the shareholder for six months or less, then any loss on the sale or exchange of such share, to the extent of such exempt-interest dividend, shall be disallowed for U.S. federal income tax purposes or for New York State and New York City personal income tax purposes. In addition, the Code may require a shareholder, if he or she receives exempt-interest dividends, to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any exempt interest dividend paid by the Fund which represents income from certain "private activity bonds" may not retain its tax-exempt status for federal income tax purposes in the hands of a shareholder who is a "substantial user" (or person related thereto) of a facility financed by such bonds (although similar rules generally do not apply for purposes of New York State and New York City personal income taxes). Prospective investors should consult their own tax advisors as to whether they are "substantial users" with respect to a facility or related to such users within the meaning of the code.


          Under the Code, interest on "specified private activity bonds" issued after August 7, 1986, although otherwise exempt from federal income tax, is treated as an item of tax preference for purposes of the federal alternative minimum tax on individuals and corporations. If the New York Municipal Fund invests in such specified private activity bonds, it will report a portion of the exempt-interest dividends paid to its shareholders as interest on specified private activity bonds, and hence as a tax preference item. Moreover, all exempt interest dividends are included in the adjusted current earnings of a corporation for purposes of the corporate alternative minimum tax. The amount of the alternative minimum tax imposed by the Code is the excess, if any, of the taxpayer's "tentative minimum tax" over the taxpayer's regular tax liability for the taxable year. The "tentative minimum tax" is equal to (i) 26% of the first $175,000, and 28% of any amount over $175,000 (for corporations, 20% of the whole) of the taxpayer's alternative minimum taxable income (defined as regular taxable income modified by certain adjustments and increased by the taxpayer's "items of tax preference," including in the case of a corporation the adjustment for adjusted current earnings and the tax preference for tax-exempt interest on specified private activity bonds described above) for the taxable year in excess of the exemption amount, less
(ii) the alternative minimum tax foreign tax credit for the taxable year. The exemption amount is generally $40,000 for corporations, $45,000 for individuals filing joint returns, lesser amounts for others, and is phased out over certain income levels. Prospective investors should consult their own tax advisers with respect to the possible application of a federal or state alternative minimum tax to their tax situations.


          In addition, the receipt of New York Municipal Fund dividends and distributions may affect a foreign corporate shareholder's federal "branch profits" tax liability and a Subchapter S corporation shareholder's federal "excess net passive income" tax liability. Shareholders should consult their own tax advisers as to whether they are subject to the federal branch profits tax or the federal excess net passive income tax.

          Dividends paid by the New York Municipal Fund from tax-exempt interest are designated as tax-exempt in the same percentage of the day's dividend as the actual tax-exempt income earned by the Fund on that day. Thus, the percentage of the dividend designated as tax-exempt may vary from day to day. Similarly, dividends paid by the Fund from interest on New York State Municipal Obligations will be designated as exempt from New York State and New York City personal income taxation in the same percentage of the day's dividend as the actual interest on New York's Municipal Obligations earned by the Fund on that day.

          It should be noted that the portion of any New York Municipal Fund dividends constituting New York exempt-interest dividends is excludable from income for New York State and New York City personal income tax purposes only. Any dividends paid to the Fund's shareholders subject to New York State corporate franchise tax or New York City business income tax therefore may be taxed as ordinary dividends to such shareholders, notwithstanding that all or a portion of such dividends is exempt from New York State or New York City personal income tax.

Taxation of U.S. Shareholders
-----------------------------

          Dividends and Distributions. Dividends and other distributions by a Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any taxable dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.

          Distributions of net-long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other taxable dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits are generally subject to tax as ordinary income. However, any dividends paid by the New York Municipal Fund that are properly designated as exempt-interest dividends will not be subject to regular federal income tax. None of the Funds expect that a significant portion-and the New York Municipal Fund does not expect that any portion-of its dividends will be treated as "qualified dividend income," which is generally eligible for taxation for individual shareholders at the rates applicable to long-term capital gains.

          Dividends and distributions paid by a Fund generally will not qualify for the deduction for dividends received by corporations. Distributions in excess of a Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his shares of that Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

          Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.


          Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share (similar rules apply with regard to exempt-interest dividends received by the shareholder). If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.


          Backup Withholding. A Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the taxable dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.

          Notices. Shareholders will receive, if appropriate, various written notices after the close of a Fund's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

          Other Taxation. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

          Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders
---------------------------------

          Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate).

          In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Fund.

          Recently enacted legislation would generally exempt from United States federal withholding tax properly-designated dividends that (i) are paid in respect of a Fund's "qualified net interest income" (generally, a Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which such Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) and (ii) are paid in respect of a Fund's "qualified short-term capital gains" (generally, the excess of a Fund's net short-term capital gain over such Fund's long-term capital loss for such taxable year). This legislation would apply for taxable years beginning after December 31, 2004 and before January 1, 2008. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute
Form).


          THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES AFFECTING THE FUNDS AND THEIR SHAREHOLDERS. PROSPECTIVE SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN A FUND.


           INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS AND COUNSEL

          PwC, with principal offices at 250 W. Pratt Street, Suite 2100, Baltimore, MD, 21201-2304, serves as the independent registered public accounting firm for each Fund. The financial statements for the fiscal year ended October 31, 2004 that are incorporated by reference in this Statement of Additional Information have been audited by PwC, whose report thereon appears elsewhere herein and have been incorporated by reference herein in reliance upon the report of the independent registered public accounting firm given upon their authority as experts in accounting and auditing.

          Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel for the Funds and provides legal services from time to time for CSAM and CSAMSI.


                                  MISCELLANEOUS


          As of February 14, 2005, the name, address and percentage of ownership of each person that owns of record 5% or more of each Fund's outstanding shares were as follows:

                                      Common    Advisor   Class A  Class B  Class C
                                      ------    -------   -------  -------  -------
                                      Shares    Shares    Shares   Shares   Shares
                                      ------    -------   -------  -------  -------
Fixed Income Fund

Charles Schwab & Co., Inc.*           35.48%               41.17%
Special Custody Account for the
Exclusive Benefit of Customers
Attn.:  Mutual Funds Department
101 Montgomery Street
San Francisco, CA  94104-4122

Smith Barney Corporate Trust           8.55%
Company TTEE FBO Smith
Barney 401K*
Advisor Group Trust DTD 01/01/98
2 Tower Center
PO Box 1063 Plan Valuation
Services
East Brunswick, NY 08816

Nat'l Financial Svcs. Corp.*           8.46%
FBO Customers
Church St. Station
P.O. Box 3908
New York, NY  10008-3908

Patterson & Co. FBO*                   8.38%
Knoll PN
1525 West Harris Blvd. NC 1151
Charlotte, NC  28288-0001

Citigroup Global Markets Inc.*         8.17%
Book Entry Account
Attn.:  Matt Maestri
333 West 34 Street
7th Floor Mutual Funds Dept.
New York, NY  10001-2402



                                      115


                                      Common    Advisor   Class A  Class B  Class C
                                      ------    -------   -------  -------  -------
                                      Shares    Shares    Shares   Shares   Shares
                                      ------    -------   -------  -------  -------

Merrill Lynch Pierce Fenner & .                            10.02%            64.94%
Smith Inc.*
4800 Deer Lake Drive East
Jacksonville, FL  32246-6484

Retirement Plan Non-Legal                                   8.53%
Employees of Simpson Thacher
& Bartlett*
Attention: MaryAnn Braverman
425 Lexington Avenue
New York, NY 10017-3903

Global Fixed Income Fund

Charles Schwab & Co., Inc.*           19.85%               28.72%
Special Custody Account for the
Exclusive Benefit of Customers
Attn.:  Mutual Funds Department
101 Montgomery Street
San Francisco, CA  94104-4122

Fidelity Investments                  18.67%
Institutional*
Operations Center as Agent for
Certain Employee Benefit Plans
100 Magellan Way
Covington, KY 41015-1999

Nat'l Financial Svcs. Corp.*           9.62%
FBO Customers
Church Street Station
P.O. Box 3908
New York, NY  10008-3908

Citigroup Global Markets Inc.*         9.24%
Book Entry Account
Attn.:  Matt Maestri
333 West 34 Street
7th Floor Mutual Funds Dept.
New York, NY  10001-2402

Maril Co. *                            7.56%
c/o Marshall & Ilsley Trust Co.
NA
1000 N. Water Street
Milwaukee, WI 53202-6648

IBJ Funds Distributor Inc. *                     98.77%
Attn: Georgette Horton
90 Park Avenue, Floor 10
New York, NY 10016-1324



                                      116


                                      Common    Advisor   Class A  Class B  Class C
                                      ------    -------   -------  -------  -------
                                      Shares    Shares    Shares   Shares   Shares
                                      ------    -------   -------  -------  -------

Sema & Co. *                                               23.23%
12 East 49th Street, 41st Floor
New York, NY
10017-1028

Pershing LLC*                                              11.18%
P.O. Box 2052
Jersey City, NJ 07303-2052
New York Municipal Fund

Charles Schwab & Co., Inc.*            36.94%              61.13%
Special Custody Account for the
Exclusive Benefit of Customers
Attn.:  Mutual Funds Department
101 Montgomery Street
San Francisco, CA  94104-4122

Nat'l Financial Svcs. Corp.*           17.10%
FBO Customers
Church St. Station
P.O. Box 3908
New York, NY  10008-3908

American Enterprise Investment.                             6.62%
Services*
P.O. Box 9446
Minneapolis, Minnesota
55440-9446

Pershing LLC*                                               5.26%
P.O. Box 2052
Jersey City, NJ 07303-2052

* The Funds believe that these entities are not the beneficial owner of shares held of record by them.


                              FINANCIAL STATEMENTS


Each Fund's audited annual report for the Common Class, the Advisor Class and the Class A, Class B and Class C shares, as applicable, dated October 31, 2004, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference with respect to all information regarding the relevant Fund included therein. Each Fund will furnish without charge a copy of the annual and semi-annual reports upon request by calling Credit Suisse Funds at 800-927-2874.

                                   APPENDIX A

                       CREDIT SUISSE ASSET MANAGEMENT, LLC

                               CREDIT SUISSE FUNDS

                        CREDIT SUISSE INSTITUTIONAL FUNDS

                              CSAM CLOSED-END FUNDS

                       PROXY VOTING POLICY AND PROCEDURES

                                  INTRODUCTION

     Credit Suisse Asset Management, LLC ("CSAM") is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting. The duty of care requires CSAM to monitor corporate events and to vote proxies. To satisfy its duty of loyalty, CSAM must cast proxy votes in the best interests of each of its clients.


     The Credit Suisse Funds, Credit Suisse Institutional Funds, and CSAM Closed-End Funds (the "Funds"), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.


                                     POLICY

     The Proxy Voting Policy (the "Policy") set forth below is designed to ensure that proxies are voted in the best interests of CSAM's clients. The Policy addresses particular issues and gives a general indication of how CSAM will vote proxies. The Policy is not exhaustive and does not include all potential issues.
                             PROXY VOTING COMMITTEE


     The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees). The purpose of the Proxy Voting Committee is to administer the voting of all clients' proxies in accordance with the Policy. The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of CSAM's clients.


     For  the  reasons  disclosed  below  under  "Conflicts,"  the  Proxy Voting
     Committee has engaged the services of an independent third party (initially, Institutional Shareholder Services ("ISS")) to assist in issue analysis and vote recommendation for proxy proposals. Proxy proposals addressed by the Policy will be voted in accordance with the Policy. Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS. Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS. To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

     CSAM investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS. Such recommendation will set forth its basis and rationale. In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

                                    CONFLICTS


     CSAM is the institutional and mutual fund asset management arm of Credit Suisse First Boston, which is part of Credit Suisse Group, one of the world's largest financial organizations. As part of a global, full service investment-bank, broker-dealer, and asset-management organization, CSAM and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by CSAM for its clients' accounts. The interests of CSAM and/or its affiliates and personnel may conflict with the interests of CSAM's clients in connection with any proxy issue. In addition, CSAM may not be able to identify all of the conflicts of interest relating to any proxy matter.


                                     CONSENT


     In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote. Where the client is a Fund, disclosure shall be made to any one director who is not an "interested person," as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.


                                  RECORDKEEPING

     CSAM is required to maintain in an easily accessible place for five years all records relating to proxy voting.

     These  records  include  the  following:

     -    a  copy  of  the  Policy;
     -    a  copy  of  each  proxy statement received on behalf of CSAM clients;
     -    a  record  of  each  vote  cast  on  behalf  of  CSAM  clients;
     - a copy of all documents created by CSAM personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and
     - a copy of each written request by a client for information on how CSAM voted proxies, as well as a copy of any written response.
     CSAM reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

Disclosure
----------

     CSAM will describe the Policy to each client. Upon request, CSAM will provide any client with a copy of the Policy. CSAM will also disclose to its clients how they can obtain information on their proxy votes.

     ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

Procedures
----------

     The Proxy Voting Committee will administer the voting of all client proxies. CSAM has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies. ISS will coordinate with each client's custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion. ISS will provide CSAM with an analysis of proxy issues and a vote recommendation for proxy proposals. ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear. The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

                               PROXY VOTING POLICY

Operational  Items
------------------

     Adjourn  Meeting

          Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

     Amend  Quorum  Requirements

          Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

     Amend  Minor  Bylaws

          Generally vote for bylaw or charter changes that are of a housekeeping nature.

     Change  Date,  Time,  or  Location  of  Annual  Meeting

          Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

     Ratify  Auditors


          Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2)
          fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position. Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services). Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.


Board  of  Directors
--------------------

     Voting  on  Director  Nominees  in  Uncontested  Elections

          Generally votes on director nominees on a case-by-case basis. Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences;
          (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

     Cumulative  Voting

          Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.


     Director  and  Officer  Indemnification  and  Liability  Protection

          Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis. Generally vote against proposals that would: (1) eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Generally vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

     Filling  Vacancies/Removal  of  Directors

          Generally vote against proposals that provide that directors may be removed only for cause. Generally vote for proposals to restore shareholder ability to remove directors with or without cause. Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis. Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

     Independent  Chairman  (Separate  Chairman/CEO)


          Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.


     Majority  of  Independent  Directors


          Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold. Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard. Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees. Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels.
          Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.


     Term  Limits

          Generally vote against shareholder proposals to limit the tenure of outside directors.

Proxy  Contests
---------------

     Voting  on  Director  Nominees  in  Contested  Elections

          Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders. The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

     Amend  Bylaws  without  Shareholder  Consent

          Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

     Confidential  Voting

          Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy may remain in place. If the dissidents will not agree, the confidential voting policy may be waived. Generally vote for management proposals to adopt confidential voting.

     Cumulative  Voting

          Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Antitakeover  Defenses  and  Voting  Related  Issues
----------------------------------------------------

     Advance  Notice  Requirements  for  Shareholder  Proposals/Nominations

          Votes on advance notice proposals are determined on a case-by-case basis.

     Amend  Bylaws  without  Shareholder  Consent

          Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

     Poison  Pills  (Shareholder  Rights  Plans)

          Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis. Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

     Shareholders'  Ability  to  Act  by  Written  Consent

          Generally vote against proposals to restrict or prohibit shareholders' ability to take action by written consent. Generally vote for proposals to allow or make easier shareholder action by written consent.



     Shareholders'  Ability  to  Call  Special  Meetings

          Proposals to restrict or prohibit shareholders' ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

     Supermajority  Vote  Requirements

          Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

Merger  and  Corporate  Restructuring
-------------------------------------

     Appraisal  Rights

          Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

     Asset  Purchases


          Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits;
          (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company's going concern prospects, possible bankruptcy).


     Asset  Sales

          Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital;
          (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

     Conversion  of  Securities

          Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders' position; (2) conversion price relative to market value; (3) financial issues: company's financial situation and degree of need for capital; effect of the transaction on the company's cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements;

          guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm's length transactions, managerial incentives. Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

     Corporate  Reorganization

          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
          (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Reverse  Leveraged  Buyouts


          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
          (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.


     Formation  of  Holding  Company

          Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights;
          (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium;
          (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

     Joint  Ventures

          Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed;
          (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations. Votes on liquidations should be determined on a case-by-case basis after reviewing: (1)
          management's efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation. Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

     Mergers  and  Acquisitions

          Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits;
          (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

     Private  Placements


          Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest. Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.


     Prepackaged  Bankruptcy  Plans


          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
          (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.


     Recapitalization


          Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends;
          (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.


     Reverse  Stock  Splits

          Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

     Spinoffs


          Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure.




     Value  Maximization  Proposals

          Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

Capital  Structure
------------------

     Adjustments  to  Par  Value  of  Common  Stock

          Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action. Generally vote for management proposals to eliminate par value.

     Common  Stock  Authorization


          Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Generally vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.


     Dual-class  Stock

          Generally vote against proposals to create a new class of common stock with superior voting rights. Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

     Issue  Stock  for  Use  with  Rights  Plan

          Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

     Preemptive  Rights

          Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

     Preferred  Stock


          Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Generally vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.


     Recapitalization

          Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends;
          (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

     Reverse  Stock  Splits

          Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

     Share  Repurchase  Programs

          Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

     Stock  Distributions:  Splits  and  Dividends

          Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

     Tracking  Stock

          Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.



Executive  and  Director  Compensation
--------------------------------------

     Executive  and  Director  Compensation

          Votes on compensation plans for directors are determined on a case-by-case basis.

     Stock  Plans  in  Lieu  of  Cash


          Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis. Generally vote for plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.


     Director  Retirement  Plans

          Generally vote against retirement plans for nonemployee directors. Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

     Management  Proposals  Seeking  Approval  to  Reprice  Options


          Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans. Votes on employee stock purchase plans should be determined on a case-by-case basis. Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less. Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent


     Incentive  Bonus  Plans  and  Tax  Deductibility  Proposals

          Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive. Generally vote for proposals to add performance goals to existing compensation plans. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis. Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

     Employee  Stock  Ownership  Plans  (ESOPs)

          Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

     401(k)  Employee  Benefit  Plans

          Generally vote for proposals to implement a 401(k) savings plan for employees.

     Shareholder  Proposals  Regarding  Executive  and  Director  Pay


          Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Generally vote against shareholder proposals requiring director fees be paid in stock only. Generally vote for shareholder proposals to put option repricings to a shareholder vote. Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.


     Performance-Based  Option  Proposals


     Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.


     Stock  Option  Expensing

          Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

     Golden  and  Tin  Parachutes

          Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May  19,  2004

                                   APPENDIX B

                             DESCRIPTION OF RATINGS

Commercial Paper Ratings
------------------------


          Commercial paper rated A-1 by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.


          The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Corporate Bond Ratings
----------------------

          The following summarizes the ratings used by S&P for corporate bonds:

          AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

          A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

          BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

          B - Debt rated B has a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

          CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

          CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

          C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

          To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

          D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          The following summarizes the ratings used by Moody's for corporate bonds:

          Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

          Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

          Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Short-Term Note Ratings
-----------------------

          The following summarizes the two highest ratings used by S&P for short-term notes:

          SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign designation.

          SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

          The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

          MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

          MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

Municipal Obligations Ratings
-----------------------------

          The following summarizes the ratings used by S&P for Municipal
Obligations:

          AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

          A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

          BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

          B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

          CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

          CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

          C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

          To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

          D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          The following summarizes the highest four municipal ratings used by
Moody's:

          Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa - Bonds which are rated as are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          NOTE: Those bonds in the AA, A, BAA, BA and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols AA1, A1, BAA1, BA1, and B1.

          Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

          Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                                   APPENDIX C

                                  FEE ARRANGEMENT FOR THE SALE OF COMMON CLASS

---------------------------------------------------------------------------------------------------------------------

DEALER NAME                                  FEE ARRANGEMENT (AS A PERCENTAGE OF THE FUND'S AVERAGE NET ASSETS)
                                             ------------------------------------------------------------------

-------------------------------------  ------------------------------------------------------------------------------
A G Edwards & Sons Inc                 0.25%

-------------------------------------  ------------------------------------------------------------------------------
ABN-AMRO Inc.                          0.20%

-------------------------------------  ------------------------------------------------------------------------------
American Express Fin. Advisors         0.40%

-------------------------------------  ------------------------------------------------------------------------------
American General Ret. Srvcs            0.40%

-------------------------------------  ------------------------------------------------------------------------------
Bank of Bermuda Ltd.                   0.25% of equity funds; 0.15% of fixed income funds except for 0.25% of
                                       Global Fixed Income Fund

-------------------------------------  ------------------------------------------------------------------------------
Bear Stearns Securities Corp.          0.25%

-------------------------------------  ------------------------------------------------------------------------------
BISYS BD Services, Inc.                0.25%

-------------------------------------  ------------------------------------------------------------------------------
JP Morgan Invest LLC                   0.15%

-------------------------------------  ------------------------------------------------------------------------------
Charles Schwab & Co                    0.35% for qualifying shares; 0.40% for retirement plan shares

-------------------------------------  ------------------------------------------------------------------------------
Chicago Trust Co.                      0.20% of equity funds; 0.15% of fixed income funds

-------------------------------------  ------------------------------------------------------------------------------
CIBC World Markets Corp                0.25%

-------------------------------------  ------------------------------------------------------------------------------
Citigroup Global Markets Inc.          0.25% through Custody programs; 0.35% for Investment Advisory and trading programs; 0.25% for retirement programs, $12 annual fee per each participant in a retirement plan, not to exceed 0.40% of the average daily net assets investing in the Funds through a retirement program

-------------------------------------  ------------------------------------------------------------------------------
CitiStreet Associates LLC              0.35% of equity funds; 0.25% of fixed income funds

-------------------------------------  ------------------------------------------------------------------------------
City National Bank                     0.35% of equity funds; 0.25% of fixed income funds

-------------------------------------  ------------------------------------------------------------------------------
RBC Dain Rauscher Inc                  0.20%

-------------------------------------  ------------------------------------------------------------------------------
Datalynx                               0.25%

-------------------------------------  ------------------------------------------------------------------------------
Donaldson Lufkin & Jenrette            0.35% on FundVest assets; networking reimbursement fee of $6 per position excluding FundVest positions

-------------------------------------  ------------------------------------------------------------------------------

_______________

* This appendix concerning special fee arrangements contains information about fee arrangements for all classes of shares offered by Credit Suisse
     Funds. Some of these classes may not be offered by your fund.



                                      C-1

-------------------------------------  ------------------------------------------------------------------------------

DEALER NAME                                  FEE ARRANGEMENT (AS A PERCENTAGE OF THE FUND'S AVERAGE NET ASSETS)
                                             ------------------------------------------------------------------

-------------------------------------  ------------------------------------------------------------------------------
Dreyfus Trust Co                       0.25%

-------------------------------------  ------------------------------------------------------------------------------
E*Trade Securities                     0.25% of equity funds; 0.20% of fixed income funds

-------------------------------------  ------------------------------------------------------------------------------
Edgewood Services Inc                  0.25%; 0.35% for investments through Federated Trust Connect Defined
                                       Contribution

-------------------------------------  ------------------------------------------------------------------------------
Wells Fargo Retirement Plan Services   0.35%

-------------------------------------  ------------------------------------------------------------------------------
Federated Investors                    0.25%

-------------------------------------  ------------------------------------------------------------------------------
Fidelity Investments (FIIOC)           For certain funds:  0.35%/0.25% on average net assets plus 0.20% on net in-flows to the Funds from the FIIOC plans; for other funds 0.25% on average net assets

-------------------------------------  ------------------------------------------------------------------------------
Fiduciary Trust Company                0.20% of equity funds; 0.15% of fixed income funds

-------------------------------------  ------------------------------------------------------------------------------
First Union National Bank              0.40% of equity funds; 0.25% of fixed income funds

-------------------------------------  ------------------------------------------------------------------------------
Gail Weiss & Associates                0.25%

-------------------------------------  ------------------------------------------------------------------------------
GWFS Equities, Inc.                    0.60% (0.40% for recordkeeping fee, 0.20% for distribution fee.)

-------------------------------------  ------------------------------------------------------------------------------
Hewitt Associates LLC                  0.25%; total annual fee increases to 0.30% for the period during which the aggregate total of all plan assets invested in common class shares of
                                       Credit Suisse Funds is $50 million or more

-------------------------------------  ------------------------------------------------------------------------------
I Clearing LLC (formerly Datek)        0.25%

-------------------------------------  ------------------------------------------------------------------------------
ICMA-RC Services, LLC                  0.30%

-------------------------------------  ------------------------------------------------------------------------------
Dain Rauscher Incorporated             0.20%; when aggregate assets reach $15 million, the fee will increase to 0.25%

-------------------------------------  ------------------------------------------------------------------------------
AMVESCAP Retirement, Inc               0.40%, provided, however, that the fee will be 0.15% with respect to the
                                       Common Class shares of any Credit Suisse Fund for which a fee of
                                       0.25% is payable to the Clearing Broker other than Invesco Services

-------------------------------------  ------------------------------------------------------------------------------
Lehman Brothers                        0.10% of CS Cash Reserve Fund & 0.10% of CS New York Tax Exempt
                                       Fund

-------------------------------------  ------------------------------------------------------------------------------
Metlife Securities, Inc.               Up to 0.35%

-------------------------------------  ------------------------------------------------------------------------------
Metropolitan Life Ins Co.              0.25%

-------------------------------------  ------------------------------------------------------------------------------
Minnesota Mutual                       0.40% of equity funds; 0.25% of fixed income funds

-------------------------------------  ------------------------------------------------------------------------------
Morgan Stanley Dean Witter             0.25%

-------------------------------------  ------------------------------------------------------------------------------



                                      C-2

-------------------------------------  ------------------------------------------------------------------------------

DEALER NAME                                  FEE ARRANGEMENT (AS A PERCENTAGE OF THE FUND'S AVERAGE NET ASSETS)
                                             ------------------------------------------------------------------

-------------------------------------  ------------------------------------------------------------------------------
National Financial Services            0.30% plus additional 0.10% for assets under Retirement FundsNetwork plus annual maintenance fee per fund (based on December brokerage month-end assets): $4,500 (<$2.5 million); $3,000 ($2.5 - $5.0 million);
                                       and $0 (>$5.0 million).

-------------------------------------  ------------------------------------------------------------------------------
National Investor Service Corp         0.35%

-------------------------------------  ------------------------------------------------------------------------------
Nationwide Financial Srvcs Inc         Between 0.25% and 0.40% based on Insurance Variable Accounts involved and the Fund it invests in

-------------------------------------  ------------------------------------------------------------------------------
Neuberger & Berman                     0.10% for Cash Reserve and New York Tax Exempt funds

-------------------------------------  ------------------------------------------------------------------------------
PFPC Brokerage Services                0.35%

-------------------------------------  ------------------------------------------------------------------------------
PFPC Inc.                              0.40%

-------------------------------------  ------------------------------------------------------------------------------
The Prudential Insurance               0.25%
Company of America

-------------------------------------  ------------------------------------------------------------------------------
Raymond James & Associates Inc         0.20%

-------------------------------------  ------------------------------------------------------------------------------
Raymond James Financial Srvcs          0.20%

-------------------------------------  ------------------------------------------------------------------------------
Reliastar Life Ins. Co of NY           0.35% of equity funds; 0.25% of fixed income funds

-------------------------------------  ------------------------------------------------------------------------------
Resources Trust Company                0.25% of equity funds; 0.15% of fixed income funds except for 0.25% of
                                       Global Fixed Income Fund

-------------------------------------  ------------------------------------------------------------------------------
Retirement Financial Srvcs Inc         0.25%

-------------------------------------  ------------------------------------------------------------------------------
BancAmerica Robertson Stephens Inc.    0.20% of equity funds; 0.10% of fixed income funds

-------------------------------------  ------------------------------------------------------------------------------
T. Rowe Price Ret. Plan Services       0.25% of equity funds; 0.15% of fixed income funds except for 0.25% of
                                       Global Fixed Income Fund

-------------------------------------  ------------------------------------------------------------------------------
The Vanguard Group                     0.25%

-------------------------------------  ------------------------------------------------------------------------------
The Variable Ann. Life Ins Co          0.35%

-------------------------------------  ------------------------------------------------------------------------------
UBS Financial Services                 0.30%

-------------------------------------  ------------------------------------------------------------------------------
UMB Bank                               0.25% of equity funds; 0.15% of fixed income funds except for 0.25% of global fixed income fund

-------------------------------------  ------------------------------------------------------------------------------
Union Bank of California               0.20% of equity funds; 0.10% of fixed income funds except for 0.20% of
                                       Global Fixed Income Fund

-------------------------------------  ------------------------------------------------------------------------------
ADP Clearing & Outsourcing Services,   Up to 0.25%
Inc.

-------------------------------------  ------------------------------------------------------------------------------



                                      C-3

-------------------------------------  ------------------------------------------------------------------------------

DEALER NAME                                  FEE ARRANGEMENT (AS A PERCENTAGE OF THE FUND'S AVERAGE NET ASSETS)
                                             ------------------------------------------------------------------

-------------------------------------  ------------------------------------------------------------------------------
USAA Investment Management Co          0.30% of equity funds; 0.20% of fixed income funds

-------------------------------------  ------------------------------------------------------------------------------
VALIC                                  0.40%

-------------------------------------  ------------------------------------------------------------------------------
Wachovia Securities, LLC               0.30%

-------------------------------------  ------------------------------------------------------------------------------
Wells Fargo Bank MN, N.A.              0.35%

-------------------------------------  ------------------------------------------------------------------------------

                                FEE ARRANGEMENT FOR THE SALE OF ADVISOR CLASS

------------------------------------------------------------------------------------------------------------

DEALER NAME                   FEE ARRANGEMENT (AS A PERCENTAGE OF THE FUND'S AVERAGE NET ASSETS)
                              ------------------------------------------------------------------

----------------------------  ------------------------------------------------------------------------------
American General Ret. Srvcs   0.75% except for 0.50% of Fixed Income Fund

----------------------------  ------------------------------------------------------------------------------
Ceridian Retirement Services  Standard 12b-1 plus Sub-TA fees: 0.20%

----------------------------  ------------------------------------------------------------------------------
Prudential Financial, Inc.    0.65% of equity funds; 0.40% of fixed income funds; 0.50% of Credit
                              Suisse Fixed Income Fund

----------------------------  ------------------------------------------------------------------------------
First Union National Bank     (i) a one-time fee equal to 0.50% on assets of Fund shares in cases where there is: (a) a change of plan recordkeeper from a party unaffiliated with
                              First Union to First Union (using the 401K Broker-Sold Platform) and (b)
                              a simultaneous transfer of existing plan assets to a Fund, or (ii) a one-time fee equal to 0.25% on assets of Fund shares for each new contribution by plan participants into a Fund (excluding reallocations of existing plan assets) in the 401(k) Broker-Sold Platform

----------------------------  ------------------------------------------------------------------------------
GoldK                         0.70% except for 0.50% of Fixed Income Fund

----------------------------  ------------------------------------------------------------------------------
ICMA-RC Services, LLC         0.50% for all except Global Fixed Income, Emerging Markets, & Japan
                              Equity; Sub TA fees 0.20%

----------------------------  ------------------------------------------------------------------------------
GWFS Equities, Inc.           0.75% of equity funds; 0.50% of fixed income funds

----------------------------  ------------------------------------------------------------------------------
AMVESCAP Retirement, Inc      0.75%, provided, however, that the fee will be 0.25% with respect to the
                              Advisor Class shares of any Credit Suisse Fund for which a fee of 0.50%
                              is payable to the Clearing Broker other than Invesco Services

----------------------------  ------------------------------------------------------------------------------
Metlife Securities, Inc.      0.50% and 1% finders fee on the gross of all new contributions

----------------------------  ------------------------------------------------------------------------------
PFPC Brokerage Services       0.75%

----------------------------  ------------------------------------------------------------------------------
PFPC Inc.                     0.75%

----------------------------  ------------------------------------------------------------------------------
VALIC                         0.75% except for 0.50% of Fixed Income Fund

----------------------------  ------------------------------------------------------------------------------

                             FEE ARRANGEMENT FOR THE SALE OF CLASSES A, B AND C

------------------------------------------------------------------------------------------------------------
Dealer Name                       FEE ARRANGEMENT (AS A PERCENTAGE OF THE FUND'S AVERAGE NET ASSETS)
-----------                       ------------------------------------------------------------------

--------------------------------  --------------------------------------------------------------------------
A G Edwards & Sons Inc            In addition to the standard compensation, $6 per Level One account; $12 per Level Three account; and $6 per Level Four account

--------------------------------  --------------------------------------------------------------------------
American Express Fin. Advisors    Standard compensation for each class plus additional 0.15%.  In additional, each Fund pays a one-time set-up fee of $5,000 and an annual maintenance fee of $2,500.

--------------------------------  --------------------------------------------------------------------------
Citigroup Global Markets Inc.     In addition to the standard compensation, $1.50/quarter per network account; 0.10% on gross sales; 0.0125% per quarter on assets (or 0.05%
                                  annually)

--------------------------------  --------------------------------------------------------------------------
Legg Mason Wood Walker            Standard compensation plus up to 0.05% of the aggregate value of Fund shares held

--------------------------------  --------------------------------------------------------------------------
National Investor Service Corp    Standard compensation for each class plus Networking compensations paid on a monthly basis with a combined quarter of $1.50 per quarter

--------------------------------  --------------------------------------------------------------------------
Sungard Investment Products Inc.  0.25% for servicing fee plus 0.10% for sub-accounting fee

--------------------------------  --------------------------------------------------------------------------
UBS Financial Services            Standard compensation for each class plus 0.20% annually on gross sales; 0.05% annually on net assets invested in the Credit Suisse Funds;
                                  12/year per network account

--------------------------------  --------------------------------------------------------------------------

                         FEE ARRANGEMENT FOR THE SALE OF CLASS A SHARES WITH LOAD WAIVED

-----------------------------------------------------------------------------------------------------------------
Dealer Name                            FEE ARRANGEMENT (AS A PERCENTAGE OF THE FUND'S AVERAGE NET ASSETS)
-----------                            ------------------------------------------------------------------

-------------------------------------  --------------------------------------------------------------------------
J.P. Morgan Retirement Plan Services
LLC                                    0.45%

-------------------------------------  --------------------------------------------------------------------------
American General Ret. Srvcs            0.50%

-------------------------------------  --------------------------------------------------------------------------
Colorado State Bank & Trust N.A.       0

-------------------------------------  --------------------------------------------------------------------------
Fidelity Investments (FIIOC)           For certain funds: 0.40% on average net assets plus 0.20% on net in-
                                       flows from the FIIOC plans; for other funds: 0.25% of average net assets

-------------------------------------  --------------------------------------------------------------------------
GE Financial Trust Company             The 12b-1 fees as set forth in the prospectus, plus Sub TA fees of .10%

-------------------------------------  --------------------------------------------------------------------------
GWFS Equities, Inc.                    0.50%

-------------------------------------  --------------------------------------------------------------------------
AMVESCAP Retirement, Inc.              0 .50%, provided, however, that the rate of fee will be 0.25% with respect to the Class A shares of any Credit Suisse Fund for which a fee of 0.25% is payable to the Clearing Broker other than Invesco Services

-------------------------------------  --------------------------------------------------------------------------
Metlife Securities, Inc.               0.25% and an additional 0.15% for equity funds, and an additional
                                       0.15% for fixed income funds following the first twelve months of investment; plus a monthly "finders fee" according to the following schedule: 1.00% on the first $3,000,000; 0.50% on $3,000,001 to
                                       50,000,000; 0.25% above $50,000,000

-------------------------------------  --------------------------------------------------------------------------
NYLIM Service Company LLC              0.40%

-------------------------------------  --------------------------------------------------------------------------
Pershing                               Under the "FundVest Institutional Program," Pershing is or will be paid the following compensation with respect to Class A (load waived)
                                       shares: (a) 0.15% of average daily net assets.

-------------------------------------  --------------------------------------------------------------------------
PFPC Brokerage Services                0.50%

-------------------------------------  --------------------------------------------------------------------------
PFPC Inc.                              0.50%

-------------------------------------  --------------------------------------------------------------------------
Putnum Fiduciary Trust Co              0.50%

-------------------------------------  --------------------------------------------------------------------------
Union Bank of California, N.A.         0.50%

-------------------------------------  --------------------------------------------------------------------------
Wachovia Securities, LLC               0.30%

-------------------------------------  --------------------------------------------------------------------------

FEE ARRANGEMENTS WITH MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED ("MLPF&S")

                  CLASS A, B AND C, COMMON AND ADVISOR CLASSES
                  --------------------------------------------
In addition to the standard commissions, service fee and/or asset-based sales charges payable pursuant to applicable Rule 12b-1 plans, the following fees apply with respect to the classes set forth below:

     -    One-time account set-up fee of $50,000.
     -    Class  A,  B  or  C  Shares:
          - A monthly fee of 0.25% of total new gross sales of shares of the Funds;*
          - An annual fee of 0.10% of the value of Fund shares held by customers for more than one year;*
          - An annual fee in respect of each customer account holding such Fund shares, any time during a calendar year (other than ERISA Accounts), of an amount equal to the sum of (a) $16 per front-end load Fund (Class A shares), (b) $19 per back-end load Fund (Class B shares) during the CDSC period and $16 thereafter and (c) $19 per level load Fund (Class C shares) during the CDSC period and $16 thereafter; and
          -    An  annual fee of 0.10% on net assets held in the ERISA Accounts.


     -    Common  Class  (and  certain  Institutional)  Shares:*
          -    An  annual  fee  of  0.10%  on net assets in ERISA Accounts; and,
          - An annual fee of 0.35% on net assets held in accounts at MLPF&S (other than ERISA accounts).


     - Advisor Class or Class A Shares (load-waived) offered to certain employee benefit plans (the "Plans"):
          - $16 of Processing Fee annually per each position of each Fund in a Plan;
          - A Service Fee of 0.10% and 0.20% of the average daily net asset of the Advisor Class and Class A shares, respectively; and
          - With respect to the Fund shares held by Plans through the "Investment Only Trading Platform," a fee of 0.10% of the average daily net assets.

*The following fees shall not apply to sales of Common Class shares and Class A shares for which a front-end sales charge is waived until such time as CSAMSI receives written notice from MLPF&S: (a) a monthly fee of 0.25% of total new gross sales of shares of the Funds; and (b) an annual fee of 0.10% of the value of Fund shares held by customers for more than one year.

FEE ARRANGEMENTS WITH PERSHING

                  CLASS A, B AND C, COMMON AND ADVISOR CLASSES
                  --------------------------------------------

- Pershing is paid standard commissions and service fees with respect to retail Class A, B and C shares described in applicable prospectuses, some or all of which, in turn, are payable to correspondent brokers thereof.
- Pershing is paid an annual fee of $6.00 for each shareholder of each fund to reimburse for sub-accounting expenses for certain accounts traded through the National Securities Clearing Corporation ("NSCC").
- Under the "Clearance-Fee-Waiver-Program," Pershing is paid the following compensation with respect to retail Class A, B and C shares: (a) for shares purchased through AXA Advisors and the Credit Suisse First Boston Private Client Services Group, 0.10% on monthly net purchases with respect to the Credit Suisse Funds; and (b) for shares sold through all other correspondent broker-dealers, 0.125% on monthly net purchases with respect to the Credit Suisse Funds.
-    Under  the "FundVest Program," Pershing is paid the following compensation:
     (a) 0.35% of average daily net assets in Common Class shares and 0.10% of average daily net assets in Class A (load waived) shares, less (b) $5,000 per quarter.
- Under the "FundVest Institutional Program," Pershing is or will be paid the following compensation with respect to Class A (load waived) shares: (a) 0.15% of average daily net assets.

               CREDIT SUISSE INSTITUTIONAL MONEY MARKET FUND, INC.
               ---------------------------------------------------

With respect to the Credit Suisse Institutional Money Market Fund, Pershing is paid (a) distribution fees of 0.10% and 0.25% of average daily net assets of Class B and Class C shares of the Fund, respectively; and (b) a fee of .05% of average daily net assets of Class A, Class B and Class C shares of the Fund for which Pershing performs shareholder servicing.

FEE ARRANGEMENTS WITH SUNGARD INSTITUTIONAL BROKERAGE INC.

               CREDIT SUISSE INSTITUTIONAL MONEY MARKET FUND, INC.
               ---------------------------------------------------

With respect to the Credit Suisse Institutional Money Market Fund, Sungard Institutional Brokerage Inc. is paid a distribution fee of 0.40% of average daily net assets of the Fund for which Sungard Institutional Brokerage Inc. performs shareholder servicing.